UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:
811-23402
Name of Fund:
BlackRock ETF Trust
iShares Disciplined Volatility Equity Active ETF
iShares Dynamic Equity Active ETF
iShares International Dividend Active ETF

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock ETF Trust, 50 Hudson Yards, New York, NY 10001
Registrant's telephone number, including area code:
(800) 441-7762
Date of fiscal year end:
4/30/2026
Date of reporting period:
4/30/2026
Item 1 — Report to Stockholders
(a) The Report to Shareholders is attached herewith

iShares Disciplined Volatility Equity Active ETF

BDVL | NASDAQ

Annual Shareholder Report — April 30, 2026

This annual shareholder report contains important information about iShares Disciplined Volatility Equity Active ETF (the “Fund”) for the period of May 1, 2025 to April 30, 2026. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 474‑2737.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year ?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares Disciplined Volatility Equity Active ETF	$41	0.38%
How did the Fund perform last year ?
  For the reporting period ended April 30, 2026, the Fund returned 13.23%.
  For the same period, the Fund’s benchmark, the MSCI World Index (Net) returned 29.16% and the MSCI ACWI Minimum Volatility (USD) Index returned 5.03%.
What contributed to performance?
Holdings in the industrials, information technology, and communication services sectors made the largest contributions to absolute performance.
What detracted from performance?
Currency management strategies were the largest detractor.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: June 1, 2017 through April 30, 2026
Initial investment of $10,000
 See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	Since Fund Inception
Fund NAV	13.23%	8.49%	8.84%
MSCI World Index (Net)	29.16	11.29	12.22
MSCI ACWI Minimum Volatility (USD) Index	5.03	5.68	6.78
Key Fund statistics
Net Assets	$1,674,079,511
Number of Portfolio Holdings	729
Net Investment Advisory Fees	$4,817,065
Portfolio Turnover Rate	193%
The Predecessor Fund commenced operations on June 1, 2017.
As of the close of trading on the New York Stock Exchange on September 12, 2025, BlackRock GA Disciplined Volatility Equity Fund, a series of Managed Account Series, (the "Predecessor Fund") reorganized into the Fund, which was newly organized, pursuant to an Agreement and Plan of Reorganization. The Class K Shares of the Predecessor Fund is the accounting and performance survivor.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of April 30, 2026)
Geographic allocation
Country/Geographic Region	Percent of Net Assets
United States	73.3%
Japan	10.2%
China	7.1%
Taiwan	3.4%
Germany	1.2%
France	1.1%
Saudi Arabia	0.8%
Switzerland	0.8%
Mexico	0.7%
South Korea	0.7%
Other#	3.2%
Liabilities in Excess of Other Assets	(2.5)%
Ten largest holdings
Security(a)(b)	Percent of Net Assets
iShares MSCI India ETF	2.9%
Alphabet, Inc., Class C	1.6%
Amazon.com, Inc.	1.3%
Verizon Communications, Inc.	1.2%
Microsoft Corp.	1.2%
Amphenol Corp., Class A	1.2%
Intel Corp.	1.2%
Howmet Aerospace, Inc.	1.1%
Southern Co.	1.0%
Broadcom, Inc.	1.0%
(a)	Excludes underlying investments in equity swaps.
(b)	Excludes short-term securities.
#	Ten largest countries/geographic regions are presented. Additional countries/geographic regions are found in Other.
Material Fund changes
This is a summary of certain changes to the Fund Since April 30, 2025.  For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after April 30, 2026 at blackrock.com/fundreports or upon request by contacting us at (800) 474-2737.
On September 12, 2025, BlackRock GA Disciplined Volatility Equity Fund was reorganized into iShares Disciplined Volatility Equity Active ETF.
The net expense ratio decreased from the prior fiscal year end primarily due to a change in the Fund’s expense structure in connection with the reorganization.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 474-2737.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2026 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares Disciplined Volatility Equity Active ETF
Annual Shareholder Report — April 30, 2026
BDVL-04/26-AR

iShares Dynamic Equity Active ETF

BDYN | NASDAQ

Annual Shareholder Report — April 30, 2026

This annual shareholder report contains important information about iShares Dynamic Equity Active ETF (the “Fund”) for the period of May 1, 2025 to April 30, 2026. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 474‑2737.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year ?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares Dynamic Equity Active ETF	$43	0.38%
How did the Fund perform last year ?
  For the reporting period ended April 30, 2026, the Fund returned 26.07%.
  For the same period, the Fund’s benchmark, the MSCI World Index (Net) returned 29.16%.
What contributed to performance?
Holdings in the information technology, communication services, financials, and energy sectors made the largest contributions to absolute performance. The Fund's cash position had no material impact on performance.
What detracted from performance?
Holdings in the healthcare sector detracted.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: June 1, 2017 through April 30, 2026
Initial investment of $10,000
 See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	Since Fund Inception
Fund NAV	26.07%	8.95%	11.12%
MSCI World Index (Net)	29.16	11.29	12.22
Key Fund statistics
Net Assets	$2,758,533,727
Number of Portfolio Holdings	485
Net Investment Advisory Fees	$7,984,536
Portfolio Turnover Rate	84%
The Predecessor Fund commenced operations on June 1, 2017.
As of the close of trading on the New York Stock Exchange on September 12, 2025, BlackRock GA Dynamic Equity Fund, a series of Managed Account Series, (the "Predecessor Fund") reorganized into the Fund, which was newly organized, pursuant to an Agreement and Plan of Reorganization. The Class K Shares of the Predecessor Fund is the accounting and performance survivor.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of April 30, 2026)
Geographic allocation
Country/Geographic Region	Percent of Net Assets
United States	79.2%
Japan	4.6%
United Kingdom	4.5%
Netherlands	2.4%
France	2.3%
Italy	2.2%
Canada	1.7%
Taiwan	1.3%
China	0.8%
Germany	0.6%
Other#	0.7%
Liabilities in Excess of Other Assets	(0.3)%
Ten largest holdings
Security(a)	Percent of Net Assets
Alphabet, Inc., Class C	5.7%
NVIDIA Corp.	5.5%
Apple, Inc.	4.5%
Amazon.com, Inc.	3.1%
Broadcom, Inc.	2.6%
Microsoft Corp.	2.3%
Meta Platforms, Inc., Class A	2.1%
Micron Technology, Inc.	1.7%
SPDR Gold Shares	1.7%
Eli Lilly & Co.	1.6%
(a)	Excludes short-term securities, short investments and options, if any.
#	Ten largest countries/geographic regions are presented. Additional countries/geographic regions are found in Other.
Material Fund changes
This is a summary of certain changes to the Fund Since April 30, 2025.  For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after April 30, 2026 at blackrock.com/fundreports or upon request by contacting us at (800) 474-2737.
On September 12, 2025, BlackRock GA Dynamic Equity Fund  was reorganized into iShares Dynamic Equity Active ETF.
The net expense ratio decreased from the prior fiscal year end primarily due to a change in the Fund’s expense structure in connection with the reorganization.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 474-2737.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2026 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares Dynamic Equity Active ETF
Annual Shareholder Report — April 30, 2026
BDYN-04/26-AR

iShares International Dividend Active ETF

BIDD | NYSE Arca

Annual Shareholder Report — April 30, 2026

This annual shareholder report contains important information about iShares International Dividend Active ETF (the “Fund”) for the period of May 1, 2025 to April 30, 2026. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 474‑2737.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year ?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares International Dividend Active ETF	$66	0.60%
How did the Fund perform last year ?
  For the reporting period ended April 30, 2026, the Fund returned 19.96%.
  For the same period, the Fund’s benchmark, the MSCI ACWI ex USA Index (Net) returned 32.20%.
What contributed to performance?
At the sector level, information technology, financials, and materials were the leading contributors to the Fund’s absolute return. Among individual holdings, Taiwan Semiconductor Manufacturing Co., Ltd. made the largest contribution. The company reported strong revenue growth, supported by robust demand for High Performance Computing, AI, and smartphone chips. The Korean semiconductor company SK Hynix, Inc. was also a top contributor thanks to its leading position in memory, a critical component of AI infrastructure. Memory prices rose sharply due to the combination of supply shortages and accelerating demand, contributing to the company’s strong earnings results. The European semiconductor manufacturer ASM International NV, which also benefited from a favorable pricing environment driven by supportive supply-and-demand trends, was another contributor of note.
What detracted from performance?
Healthcare, consumer discretionary, and consumer staples were the largest sector-level detractors from absolute performance. The German enterprise software company SAP SE, which came under pressure from concerns that its business would be disrupted by AI, was the primary detractor among the Fund’s individual holdings. India-based HDFC Bank detracted, as well. Its shares were pressured by broader weakness in India’s stock market, together with the resignation of the bank’s chairman. Sony Corp., which slid on concerns about rising memory costs and potential headwinds from AI, further detracted from results.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: May 1, 2016 through April 30, 2026
Initial investment of $10,000
 See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	19.96%	7.25%	7.85%
MSCI ACWI ex USA Index (Net)	32.20	8.38	9.10
Key Fund statistics
Net Assets	$428,302,637
Number of Portfolio Holdings	49
Net Investment Advisory Fees	$3,372,961
Portfolio Turnover Rate	67%
As of the close of trading on the New York Stock Exchange on November 15, 2024, BlackRock International Dividend Fund, a series of BlackRock FundsSM, (the “Predecessor Fund”) reorganized into the Fund, which was newly organized, pursuant to an Agreement and Plan of Reorganization. The Institutional Share Class of the Predecessor Fund is the accounting and performance survivor.
Performance shown prior to June 12, 2017 are the returns of the Predecessor Fund when it followed different investment strategies under the name BlackRock International Opportunities Portfolio.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of April 30, 2026)
Geographic allocation
Country/Geographic Region	Percent of Net Assets
United Kingdom	13.1%
Japan	10.4%
France	9.8%
Taiwan	9.2%
China	6.9%
Netherlands	6.8%
Germany	6.3%
Canada	6.1%
Sweden	5.8%
South Korea	5.7%
Other#	20.0%
Liabilities in Excess of Other Assets	(0.1)%
Ten largest holdings
Security(a)	Percent of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	7.4%
SK Hynix, Inc.	3.4%
Tencent Holdings Ltd.	3.2%
ASM International NV	3.1%
AstraZeneca PLC	2.9%
British American Tobacco PLC	2.8%
Sony Group Corp.	2.8%
TotalEnergies SE	2.8%
Toronto-Dominion Bank	2.8%
Shell PLC	2.7%
(a)	Excludes short-term securities.
#	Ten largest countries/geographic regions are presented. Additional countries/geographic regions are found in Other.
Material Fund changes
This is a summary of certain changes and planned changes to the Fund since April 30, 2025. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after April 30, 2026 at blackrock.com/fundreports or upon request by contacting us at (800) 474-2737.
Effective November 28 2025, BlackRock Fund Advisors ("BFA") has contractually agreed to cap the Fund’s total annual fund operating expenses after fee waiver to 0.59% as a percentage of the Fund’s average daily net assets through June 30, 2027.
Effective June 1, 2026, BFA has voluntarily agreed to cap the Fund's total annual fund operating expenses after fee waiver to 0.44% as a percentage of the Fund's average daily net assets. BFA may also from time to time voluntarily waive and/or reimburse other fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 474-2737.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2026 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares International Dividend Active ETF
Annual Shareholder Report — April 30, 2026
BIDD-04/26-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) for the previous fiscal year and PricewaterhouseCoopers LLP (“PwC”) for the current fiscal year for the services rendered to iShares Disciplined Volatility Equity Active ETF and iShares Dynamic Equity Active ETF:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
iShares Disciplined Volatility Equity Active ETF	$19,594	$41,103	$0	$0	$10,185	$17,700	$0	$407
iShares Dynamic Equity Active ETF	$19,594	$41,103	$0	$0	$10,185	$22,900	$0	$407

The following table presents fees billed by PwC in each of the last two fiscal years for the services rendered to iShares International Dividend Active ETF:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
iShares International Dividend Active ETF	$16,362	$14,746	$0	$0	$10,185	$10,185	$0	$0

The following table presents fees billed by D&T for the previous fiscal year and PwC for the current fiscal year that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of iShares Disciplined Volatility Equity Active ETF (formerly iShares GA Disciplined Volatility Equity Active ETF) and iShares Dynamic Equity Active ETF (formerly iShares GA Dynamic Equity Active ETF) and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees	$0[3]	$2,149,000[4]

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

4 Non-audit fees of $2,149,000 for the previous fiscal year were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

The following table presents fees billed by PwC that were required to be approved by the Committee for services that relate directly to the operations or financial reporting of iShares International Dividend Active ETF and that are rendered on behalf of BlackRock and Affiliated Service Providers:

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the Securities and Exchange Commission’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
iShares Disciplined Volatility Equity Active ETF	$10,185	$18,107
iShares Dynamic Equity Active ETF	$10,185	$23,307
iShares International Dividend Active ETF	$10,185	$10,185

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Neil A. Cotty

Henry R. Keizer

Lori Richards

Kenneth L. Urish

Claire A. Walton

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Financial Statements and Financial Highlights for Open-End Management Investment Companies filed under Item 7 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a) The registrant’s Financial Statements are attached herewith.

(b) The registrant’s Financial Highlights are attached herewith.

April 30, 2026
2026 Annual Financial Statements and Additional Information

BlackRock ETF Trust
• iShares Disciplined Volatility Equity Active ETF | BDVL | NASDAQ
• iShares Dynamic Equity Active ETF | BDYN | NASDAQ

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents

Derivative Financial Instruments
The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

Derivative Financial Instruments

Schedule of Investments
April 30, 2026
iShares Disciplined Volatility Equity Active ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 0.2%
Commonwealth Bank of Australia	23,567	$ 2,968,420
Belgium — 0.1%
UCB SA	6,183	1,683,577
Brazil — 0.4%
Banco do Brasil SA	260,149	1,166,830
StoneCo Ltd., Class A	115,748	1,270,913
Vale SA, ADR	250,202	4,093,305
		6,531,048
Canada — 0.1%
Kinross Gold Corp.	47,046	1,425,217
China — 7.1%
AAC Technologies Holdings, Inc.	326,500	1,512,148
Advanced Micro-Fabrication Equipment, Inc. China, Class A	20,930	1,163,131
Airtac International Group	20,000	933,798
Alibaba Group Holding Ltd., ADR	7,168	945,316
Baidu, Inc., Class A(a)	85,600	1,351,710
Bank of China Ltd., Class H	12,450,000	8,084,527
Biwin Storage Technology Co. Ltd., Class A(a)	43,874	1,735,829
BOC Hong Kong Holdings Ltd.	142,500	819,687
China Feihe Ltd.(b)	7,185,000	3,205,849
China Galaxy Securities Co. Ltd., Class H	1,448,000	1,543,989
China Hongqiao Group Ltd.	345,500	1,462,517
China Life Insurance Co. Ltd., Class A	422,700	2,276,525
China Overseas Land & Investment Ltd.	1,652,000	2,837,599
China Taiping Insurance Holdings Co. Ltd.	523,000	1,495,203
Chow Tai Fook Jewellery Group Ltd.	1,722,000	2,360,578
CITIC Ltd.	621,000	1,032,012
Contemporary Amperex Technology Co. Ltd., Class A	72,800	4,674,769
Contemporary Amperex Technology Co. Ltd., Class H	12,600	995,853
Fuyao Glass Industry Group Co. Ltd., Class H(b)	166,800	1,267,105
Great Wall Motor Co. Ltd., Class A	891,533	2,602,725
Hansoh Pharmaceutical Group Co. Ltd.(b)	210,000	1,005,830
Henan Shenhuo Coal Industry & Electricity Power Co. Ltd., Class A	233,200	1,106,253
Industrial & Commercial Bank of China Ltd., Class H	3,972,000	3,578,574
JD Logistics, Inc.(a)(b)	3,939,000	7,671,559
Laopu Gold Co. Ltd., Class H	15,200	1,085,261
Lenovo Group Ltd.	3,868,000	5,816,396
New China Life Insurance Co. Ltd., Class A	418,100	3,961,669
New China Life Insurance Co. Ltd., Class H	468,900	3,079,380
PetroChina Co. Ltd., Class H	4,588,000	7,077,054
Sany Heavy Industry Co. Ltd., Class A	879,600	2,628,455
Tencent Holdings Ltd.	192,200	11,672,736
Tingyi Cayman Islands Holding Corp.	2,644,000	4,079,541
Tongcheng Travel Holdings Ltd.	379,200	865,516
UBTech Robotics Corp. Ltd., Class H(a)	57,800	792,438
Wuxi Biologics Cayman, Inc.(a)(b)	435,500	1,860,781
XCMG Construction Machinery Co. Ltd., Class A	1,748,893	2,555,816
XtalPi Holdings Ltd.(a)(c)	779,000	957,376
Yangtze Optical Fibre & Cable Joint Stock Ltd. Co., Class H(b)	101,500	2,617,068
Yangzijiang Shipbuilding Holdings Ltd.	454,800	1,551,079
Yum China Holdings, Inc.	80,176	3,923,272
Zhejiang Huayou Cobalt Co. Ltd., Class A	105,133	1,035,570
Zhongji Innolight Co. Ltd., Class A	57,203	7,225,719
		118,448,213
Security	Shares	Value
Denmark — 0.1%
Ascendis Pharma A/S(a)	8,306	$ 1,905,230
Finland — 0.5%
Neste OYJ	40,270	1,391,037
Wartsila OYJ Abp	148,264	6,226,667
		7,617,704
France — 1.1%
Airbus SE	52,560	10,835,736
Safran SA	8,965	2,878,774
Thales SA	19,013	5,223,576
		18,938,086
Germany — 1.2%
Bayer AG, Registered Shares	157,803	7,075,523
Deutsche Bank AG, Registered Shares	63,015	1,957,815
Siemens Energy AG(a)	48,484	10,274,815
		19,308,153
Hong Kong — 0.6%
HKT Trust & HKT Ltd., Class SS	3,296,000	5,346,608
Techtronic Industries Co. Ltd.	92,000	1,333,972
WH Group Ltd.(b)	2,500,500	3,039,229
		9,719,809
Indonesia — 0.1%
Bank Mandiri Persero Tbk. PT	5,244,300	1,334,419
Ireland — 0.1%
AerCap Holdings NV	11,307	1,607,968
Israel — 0.2%
Teva Pharmaceutical Industries Ltd., ADR(a)(c)	100,844	3,536,599
Italy — 0.0%
Prysmian SpA	4,965	755,222
Japan — 10.2%
Advantest Corp.	51,000	9,522,645
Astellas Pharma, Inc.	376,400	5,334,244
Bandai Namco Holdings, Inc.	145,700	3,344,586
Central Japan Railway Co.	113,300	2,718,120
Chubu Electric Power Co., Inc.	133,700	2,299,489
Daiichi Sankyo Co. Ltd.	242,300	3,935,942
Denso Corp.	263,500	3,148,312
Eisai Co. Ltd.	135,800	4,064,824
Fast Retailing Co. Ltd.	4,300	2,024,204
Fujitsu Ltd.	223,700	4,489,960
Hitachi Ltd.	67,400	2,143,209
Isuzu Motors Ltd.	303,800	4,185,912
Japan Exchange Group, Inc.	134,700	1,604,509
Japan Post Bank Co. Ltd.	263,800	4,526,879
Japan Tobacco, Inc.	195,900	7,298,201
Kajima Corp.	148,600	5,807,891
KDDI Corp.	382,500	6,259,431
Keyence Corp.	21,500	9,861,317
Kioxia Holdings Corp.(a)	24,400	5,903,789
Kyocera Corp.	418,200	7,266,633
Lasertec Corp.	10,200	2,819,059
LY Corp.	3,085,300	8,115,038
Mitsubishi Heavy Industries Ltd.	76,000	2,268,287
Nexon Co. Ltd.	81,300	1,372,546
NIDEC Corp.(a)	286,200	4,408,556
Nomura Research Institute Ltd.	95,500	2,577,520
NTT, Inc.	9,791,800	9,537,806
Obic Co. Ltd.	279,800	7,435,167
Osaka Gas Co. Ltd.	27,400	984,575

2026 BlackRock Annual Financial Statements and Additional Information

Schedule of Investments (continued)
April 30, 2026
iShares Disciplined Volatility Equity Active ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Japan (continued)
Otsuka Corp.	366,000	$ 6,776,219
Otsuka Holdings Co. Ltd.	101,500	7,397,539
Resonac Holdings Corp.	15,200	1,391,014
Secom Co. Ltd.	100,100	3,670,110
Seven & i Holdings Co. Ltd.	253,000	3,023,621
SoftBank Corp.	6,807,100	9,580,780
Suzuki Motor Corp.	220,700	2,468,183
Tokyo Electron Ltd.	4,800	1,414,477
		170,980,594
Mexico — 0.7%
Grupo Aeroportuario del Sureste SAB de CV, Class B	43,739	1,332,915
Grupo Financiero Banorte SAB de CV, Class O	216,258	2,348,216
Southern Copper Corp.	13,721	2,355,758
Wal-Mart de Mexico SAB de CV	2,082,176	6,564,126
		12,601,015
Netherlands — 0.3%
NXP Semiconductors NV	15,645	4,593,216
Norway — 0.1%
Kongsberg Gruppen ASA	37,376	1,250,614
Puerto Rico — 0.1%
Popular, Inc.	14,284	2,147,314
Saudi Arabia — 0.8%
Al Rajhi Bank	108,589	1,990,863
Bank Al-Jazira	324,850	1,018,829
Co. for Cooperative Insurance	18,872	656,912
Elm Co.	5,764	902,637
Etihad Etisalat Co.	28,270	490,846
Jarir Marketing Co.	721,587	2,895,583
Saudi Arabian Oil Co.(b)	328,620	2,437,446
Saudi Investment Bank	158,372	559,506
Saudi National Bank	235,759	2,469,168
		13,421,790
Singapore — 0.3%
DBS Group Holdings Ltd.	46,700	2,153,368
Singapore Airlines Ltd.	471,700	2,336,201
		4,489,569
South Africa — 0.0%
Vodacom Group Ltd.	66,970	568,124
South Korea — 0.7%
HD Hyundai Marine Solution Co. Ltd.	12,360	2,234,764
HD Korea Shipbuilding and Offshore Engineering Co. Ltd.	3,422	1,071,523
Hyundai Rotem Co. Ltd.	13,728	2,512,159
KT&G Corp.	20,354	2,446,817
SK Hynix, Inc.	2,373	2,116,166
SK, Inc.	3,660	1,065,408
		11,446,837
Switzerland — 0.8%
Galderma Group AG	14,406	3,022,283
TE Connectivity PLC	34,496	7,301,423
Zurich Insurance Group AG, Class N	4,388	3,059,402
		13,383,108
Taiwan — 3.4%
Accton Technology Corp.	31,000	2,270,333
Advantech Co. Ltd.	159,898	1,828,505
Chunghwa Telecom Co. Ltd.	714,000	3,065,706
Delta Electronics, Inc.	34,000	2,384,265
Security	Shares	Value
Taiwan (continued)
E.Sun Financial Holding Co. Ltd.	4,566,000	$ 4,589,850
Elite Material Co. Ltd.	15,000	2,235,069
Far EasTone Telecommunications Co. Ltd.	1,256,000	3,745,849
First Financial Holding Co. Ltd.	3,073,000	2,806,766
Hon Precision, Inc.	44,000	6,905,275
International Games System Co. Ltd.	43,000	1,022,071
Taiwan Semiconductor Manufacturing Co. Ltd.	205,000	14,231,479
TS Financial Holding Co. Ltd.	1,714,000	1,292,896
United Microelectronics Corp.	3,589,000	9,015,053
Wistron Corp.	396,000	1,744,040
		57,137,157
Thailand — 0.0%
Krungthai Card PCL	862,900	775,409
United States — 66.1%
AbbVie, Inc.	10,338	2,184,626
Agilent Technologies, Inc.	75,034	8,670,179
Airbnb, Inc., Class A(a)	47,857	6,717,209
Alnylam Pharmaceuticals, Inc.(a)	13,463	4,166,664
Alphabet, Inc., Class C	68,384	26,118,585
Altria Group, Inc.	72,087	5,237,121
Amazon.com, Inc.(a)	79,570	21,090,824
Ameren Corp.	30,077	3,418,251
American Water Works Co., Inc.	26,010	3,340,204
Amphenol Corp., Class A	137,407	20,235,929
Analog Devices, Inc.	4,295	1,727,707
APA Corp.	25,869	1,053,644
Apple, Inc.	17,732	4,811,578
Arch Capital Group Ltd.(a)	67,723	6,397,115
Archer-Daniels-Midland Co.	32,336	2,410,325
Arista Networks, Inc.(a)	16,806	2,902,564
AT&T, Inc.	261,839	6,841,853
Atlassian Corp., Class A(a)	76,139	5,222,374
Atmos Energy Corp.	37,286	7,083,594
Autodesk, Inc.(a)	26,623	6,309,651
AutoZone, Inc.(a)	3,666	13,578,974
Ball Corp.	29,452	1,798,928
Bank of America Corp.	81,350	4,348,971
Berkshire Hathaway, Inc., Class B(a)	1,570	743,552
Biogen, Inc.(a)	6,619	1,252,844
Bristol-Myers Squibb Co.	55,608	3,369,289
Broadcom, Inc.	41,693	17,403,909
Broadridge Financial Solutions, Inc.	66,130	10,182,697
Cadence Design Systems, Inc.(a)	29,511	9,726,531
Cardinal Health, Inc.	83,377	16,081,756
Carvana Co., Class A(a)	2,573	1,018,393
Cboe Global Markets, Inc.	10,090	3,027,908
CF Industries Holdings, Inc.	58,377	7,250,423
Charles Schwab Corp.	23,838	2,184,514
Charter Communications, Inc., Class A(a)	7,355	1,214,825
Chubb Ltd.	11,698	3,825,246
Ciena Corp.(a)	21,266	11,219,516
Cisco Systems, Inc.	172,158	15,752,457
Clean Harbors, Inc.(a)	6,131	1,917,041
CME Group, Inc., Class A	32,955	9,485,108
CMS Energy Corp.	67,310	5,165,369
Comfort Systems USA, Inc.	1,015	1,867,854
Consolidated Edison, Inc.	91,590	10,211,369
Costco Wholesale Corp.	11,196	11,358,678
Coterra Energy, Inc.	99,073	3,557,711
Darden Restaurants, Inc.	24,710	4,955,838
Deckers Outdoor Corp.(a)	48,216	4,927,675
Schedule of Investments

Schedule of Investments (continued)
April 30, 2026
iShares Disciplined Volatility Equity Active ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Devon Energy Corp.	64,319	$ 3,304,067
Dollar General Corp.	74,959	8,686,249
DoorDash, Inc., Class A(a)	9,101	1,534,884
Duke Energy Corp.	110,899	14,366,965
Eaton Corp. PLC	7,151	3,096,455
eBay, Inc.	59,572	6,164,511
Edwards Lifesciences Corp.(a)	33,417	2,790,320
Elevance Health, Inc.	23,590	8,879,748
EMCOR Group, Inc.	3,484	3,106,578
Exelon Corp.	51,052	2,347,881
Exxon Mobil Corp.	25,024	3,861,954
Fastenal Co.	123,553	5,551,236
Fortinet, Inc.(a)	35,062	2,956,077
Freeport-McMoRan, Inc.	58,379	3,373,139
GE Vernova, Inc.	3,296	3,571,084
Gilead Sciences, Inc.	62,710	8,204,976
Global Payments, Inc.	46,692	3,359,956
GoDaddy, Inc., Class A(a)	49,293	4,278,139
Halliburton Co.	41,575	1,758,623
Hasbro, Inc.	41,537	3,980,906
HEICO Corp.	20,894	5,639,709
HEICO Corp., Class A	41,462	8,666,387
Hershey Co.	34,693	6,443,878
Hexcel Corp.	47,936	4,499,752
Honeywell International, Inc.	10,191	2,184,237
Howmet Aerospace, Inc.	75,152	18,264,942
HP, Inc.	147,343	3,073,575
Illinois Tool Works, Inc.	17,641	4,551,554
Incyte Corp.(a)	79,830	7,605,404
Insmed, Inc.(a)	25,358	3,457,056
Intel Corp.(a)	205,849	19,448,614
International Business Machines Corp.	27,768	6,413,853
Intuitive Surgical, Inc.(a)	15,444	7,067,329
Ionis Pharmaceuticals, Inc.(a)	7,551	564,513
Johnson & Johnson	74,777	17,187,493
JPMorgan Chase & Co.	26,210	8,209,758
Keurig Dr. Pepper, Inc.	314,953	9,259,618
Keysight Technologies, Inc.(a)	4,339	1,518,260
Kroger Co.	45,983	3,130,063
Lam Research Corp.	61,300	15,806,818
Liberty Media Corp.-Liberty Formula One, Class C(a)	31,799	2,733,124
Lockheed Martin Corp.	11,335	5,871,190
LyondellBasell Industries NV, Class A	17,629	1,315,123
Marathon Petroleum Corp.	15,068	3,741,234
Markel Group, Inc.(a)	3,735	6,620,175
MasTec, Inc.(a)	6,753	2,661,020
Mastercard, Inc., Class A	27,378	13,768,944
McCormick & Co., Inc.	36,228	1,841,832
McDonald’s Corp.	33,736	9,904,552
McKesson Corp.	14,305	11,661,436
Meta Platforms, Inc., Class A	22,538	13,791,228
MetLife, Inc.	75,398	6,039,380
Microchip Technology, Inc.	20,015	1,859,594
Micron Technology, Inc.	4,878	2,522,706
Microsoft Corp.	50,714	20,680,155
Monolithic Power Systems, Inc.	5,524	8,918,001
Motorola Solutions, Inc.	36,006	15,807,714
Mueller Industries, Inc.	15,404	2,086,164
NetApp, Inc.	21,745	2,408,694
Security	Shares	Value
United States (continued)
Netflix, Inc.(a)	46,868	$ 4,387,313
Neurocrine Biosciences, Inc.(a)	13,685	1,801,904
Northern Trust Corp.	25,161	4,185,281
Northrop Grumman Corp.	16,750	9,706,290
Nucor Corp.	30,677	6,911,221
Nuvalent, Inc., Class A(a)	8,036	805,850
NVIDIA Corp.	58,061	11,587,234
Occidental Petroleum Corp.	86,660	5,249,863
Oracle Corp.	19,807	3,196,652
O’Reilly Automotive, Inc.(a)	50,025	4,972,485
Palo Alto Networks, Inc.(a)	5,860	1,050,815
PepsiCo, Inc.	86,167	13,656,608
Pfizer, Inc.	163,994	4,378,640
Philip Morris International, Inc.	15,688	2,589,618
PNC Financial Services Group, Inc.	34,692	7,736,316
Procter & Gamble Co.	91,955	13,525,661
Progressive Corp.	62,827	12,645,819
Protagonist Therapeutics, Inc.(a)	5,858	579,766
Prudential Financial, Inc.	44,377	4,353,827
PTC, Inc.(a)	31,560	4,301,628
Regeneron Pharmaceuticals, Inc.	8,085	5,716,580
Republic Services, Inc., Class A	57,464	12,022,618
Robinhood Markets, Inc., Class A(a)	61,292	4,467,574
Rollins, Inc.	75,967	4,233,641
Royalty Pharma PLC, Class A	58,758	2,943,188
S&P Global, Inc.	25,644	11,058,462
Snowflake, Inc., Class A(a)	29,359	4,006,623
Southern Co.	183,150	17,710,605
Spotify Technology SA(a)	3,042	1,358,405
SS&C Technologies Holdings, Inc.	167,351	11,597,424
Take-Two Interactive Software, Inc.(a)	29,991	6,410,876
Tapestry, Inc.	45,030	6,531,151
Targa Resources Corp.	4,299	1,118,084
TD SYNNEX Corp.	23,182	5,289,669
TJX Cos., Inc.	85,677	13,429,870
T-Mobile U.S., Inc.	62,697	12,257,264
Trane Technologies PLC	23,469	11,559,421
TransDigm Group, Inc.	6,515	7,557,270
Travelers Cos., Inc.	36,263	11,065,292
Truist Financial Corp.	133,602	6,880,503
United Therapeutics Corp.(a)	6,810	3,890,894
UnitedHealth Group, Inc.	15,696	5,815,054
Valero Energy Corp.	21,009	5,306,453
Ventas, Inc.	74,913	6,581,856
Veralto Corp.	73,588	6,490,462
VeriSign, Inc.	30,798	8,274,191
Verizon Communications, Inc.	438,814	21,076,236
Vertex Pharmaceuticals, Inc.(a)	18,950	8,098,851
Vertiv Holdings Co., Class A	33,462	10,991,932
VICI Properties, Inc.	304,156	8,881,355
Visa, Inc., Class A	38,216	12,605,165
Walt Disney Co.	31,182	3,235,133
Warner Bros Discovery, Inc., Class A(a)	606	16,392
Waste Management, Inc.	51,396	11,952,140
WEC Energy Group, Inc.	45,767	5,397,760

2026 BlackRock Annual Financial Statements and Additional Information

Schedule of Investments (continued)
April 30, 2026
iShares Disciplined Volatility Equity Active ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Wells Fargo & Co.	46,922	$ 3,858,396
Workday, Inc., Class A(a)	26,940	3,297,456
		1,106,373,237
Total Common Stocks — 95.3% (Cost: $1,445,843,891)		1,594,947,649
Investment Companies
United States — 2.9%
iShares MSCI India ETF(c)(d)	972,161	48,044,197
Total Investment Companies — 2.9% (Cost: $51,169,362)		48,044,197
Total Long-Term Investments — 98.2% (Cost: $1,497,013,253)		1,642,991,846
Short-Term Securities
Money Market Funds — 4.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 3.83%(d)(e)(f)	51,555,403	51,570,869
BlackRock Cash Funds: Treasury, SL Agency Shares, 3.61%(d)(e)	20,850,000	20,850,000
Total Short-Term Securities — 4.3% (Cost: $72,418,674)		72,420,869
Total Investments — 102.5% (Cost: $1,569,431,927)		1,715,412,715
Liabilities in Excess of Other Assets — (2.5)%		(41,333,204)
Net Assets — 100.0%		$ 1,674,079,511

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2026 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 04/30/25	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/26	Shares Held at 04/30/26	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$ —	$ 51,568,245 (a)	$ —	$ 429	$ 2,195	$ 51,570,869	51,555,403	$ 266,853 (b)	$ —
BlackRock Cash Funds: Treasury, SL Agency Shares	—	20,850,000 (a)	—	—	—	20,850,000	20,850,000	239,847	—
BlackRock Liquidity Funds, T-Fund, Institutional Shares(c)	3,910,098	—	(3,910,098)(a)	—	—	—	—	297,389	—
iShares MSCI Brazil ETF(c)	—	19,880,370	(20,879,692)	999,322	—	—	—	—	—
iShares MSCI India ETF	—	76,617,725	(24,841,972)	(606,391)	(3,125,165)	48,044,197	972,161	—	—
iShares MSCI South Korea ETF(c)	—	24,422,390	(27,242,171)	2,819,781	—	—	—	—	—
				$ 3,213,141	$ (3,122,970)	$ 120,465,066		$ 804,089	$ —

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.
Schedule of Investments

Schedule of Investments (continued)
April 30, 2026
iShares Disciplined Volatility Equity Active ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	41	06/18/26	$ 14,850	$ 587,008
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	4,410,742	USD	3,047,476	JPMorgan Chase Bank N.A.	06/17/26	$ 125,480
AUD	2,167,274	USD	1,529,188	Societe Generale	06/17/26	29,884
BRL	9,266,500	USD	1,738,128	BNP Paribas SA	06/17/26	113,201
BRL	13,181,900	USD	2,612,766	Goldman Sachs International	06/17/26	20,811
CAD	2,090,808	USD	1,509,220	HSBC Bank PLC	06/17/26	33,039
CAD	3,569,600	USD	2,604,117	JPMorgan Chase Bank N.A.	06/17/26	28,955
CAD	2,296,761	USD	1,679,929	Natwest Markets PLC	06/17/26	14,248
CAD	5,180,600	USD	3,803,492	UBS AG	06/17/26	17,915
CHF	181,160	USD	230,046	Natwest Markets PLC	06/17/26	2,887
DKK	9,479,600	USD	1,464,488	JPMorgan Chase Bank N.A.	06/17/26	27,983
DKK	10,441,400	USD	1,643,286	Morgan Stanley & Co. International PLC	06/17/26	612
EUR	142,364	USD	167,037	HSBC Bank PLC	06/17/26	380
EUR	832,166	USD	975,672	HSBC Bank PLC	06/17/26	2,935
EUR	688,392	USD	793,192	JPMorgan Chase Bank N.A.	06/17/26	16,340
GBP	1,169,183	USD	1,566,083	Barclays Bank PLC	06/17/26	24,760
GBP	1,996,309	USD	2,639,594	Barclays Bank PLC	06/17/26	76,674
GBP	1,125,400	USD	1,528,287	JPMorgan Chase Bank N.A.	06/17/26	2,983
GBP	170,611	USD	228,208	Natwest Markets PLC	06/17/26	3,933
GBP	440,944	USD	589,221	Societe Generale	06/17/26	10,748
GBP	1,091,900	USD	1,457,855	UBS AG	06/17/26	27,834
GBP	1,825,200	USD	2,461,401	UBS AG	06/17/26	22,048
HKD	12,263,979	USD	1,567,741	HSBC Bank PLC	06/17/26	555
HUF	493,072,000	USD	1,474,976	HSBC Bank PLC	06/17/26	110,058
ILS	8,770,100	USD	2,823,081	Royal Bank of Canada	06/17/26	152,776
INR	141,083,800	USD	1,477,268	Deutsche Bank AG	06/17/26	1,500
JPY	381,132,734	USD	2,399,643	BNP Paribas SA	06/17/26	43,265
JPY	570,951,300	USD	3,623,650	Citibank N.A.	06/17/26	35,919
JPY	5,087,834,437	USD	32,493,937	Deutsche Bank AG	06/17/26	117,038
JPY	266,929,600	USD	1,689,587	JPMorgan Chase Bank N.A.	06/17/26	21,325
JPY	495,277,600	USD	3,141,723	JPMorgan Chase Bank N.A.	06/17/26	32,807
JPY	503,558,315	USD	3,189,077	JPMorgan Chase Bank N.A.	06/17/26	38,530
JPY	841,157,639	USD	5,311,909	JPMorgan Chase Bank N.A.	06/17/26	79,574
JPY	28,403,762	USD	179,709	Societe Generale	06/17/26	2,347
JPY	37,689,205	USD	237,859	Societe Generale	06/17/26	3,713
JPY	67,251,125	USD	423,896	Societe Generale	06/17/26	7,157
JPY	190,989,343	USD	1,204,991	Societe Generale	06/17/26	19,174
NOK	10,527,564	USD	1,093,129	Morgan Stanley & Co. International PLC	06/17/26	42,629
PLN	4,812,700	USD	1,321,346	Morgan Stanley & Co. International PLC	06/17/26	6,264
PLN	7,131,400	USD	1,932,668	Societe Generale	06/17/26	34,567
SEK	1,372,536	USD	147,933	Deutsche Bank AG	06/17/26	1,062
SEK	8,527,585	USD	911,415	Goldman Sachs International	06/17/26	14,294
SEK	16,287,200	USD	1,746,917	Goldman Sachs International	06/17/26	21,133
SGD	162,368	USD	127,111	Citibank N.A.	06/17/26	843
SGD	495,687	USD	387,214	HSBC Bank PLC	06/17/26	3,414
SGD	854,964	USD	673,161	HSBC Bank PLC	06/17/26	597
TWD	60,470,400	USD	1,886,475	JPMorgan Chase Bank N.A.	06/17/26	24,504
TWD	338,412,468	USD	10,651,950	UBS AG	06/17/26	42,523
USD	411,376	CAD	557,423	Citibank N.A.	06/17/26	199
USD	204,191	CAD	275,900	Natwest Markets PLC	06/17/26	676
USD	9,035,250	CAD	12,215,911	Natwest Markets PLC	06/17/26	24,331

2026 BlackRock Annual Financial Statements and Additional Information

Schedule of Investments (continued)
April 30, 2026
iShares Disciplined Volatility Equity Active ETF

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,457,110	CNY	16,780,400	BNP Paribas SA	06/17/26	$ 2,288
USD	1,152,644	EUR	976,301	Deutsche Bank AG	06/17/26	4,538
USD	4,752,079	EUR	4,014,900	JPMorgan Chase Bank N.A.	06/17/26	30,656
USD	926,483	EUR	785,695	UBS AG	06/17/26	2,525
USD	106,554	HKD	832,080	JPMorgan Chase Bank N.A.	06/17/26	149
USD	1,032,711	HKD	8,063,621	JPMorgan Chase Bank N.A.	06/17/26	1,550
USD	3,612,043	HKD	28,201,785	JPMorgan Chase Bank N.A.	06/17/26	5,648
USD	1,635,571	HKD	12,736,083	Societe Generale	06/17/26	6,902
USD	1,024,383	HKD	7,983,677	UBS AG	06/17/26	3,444
USD	1,921,669	IDR	32,670,099,700	Citibank N.A.	06/17/26	37,019
USD	2,312,912	INR	219,560,100	HSBC Bank PLC	06/17/26	11,597
USD	2,459,475	INR	229,171,900	HSBC Bank PLC	06/17/26	57,414
USD	1,469,774	INR	136,900,800	JPMorgan Chase Bank N.A.	06/17/26	34,851
USD	606,474	MXN	10,516,133	UBS AG	06/17/26	6,632
USD	2,943,981	SEK	26,832,357	HSBC Bank PLC	06/17/26	31,205
USD	1,603,063	THB	51,775,900	HSBC Bank PLC	06/17/26	9,402
USD	2,284,339	ZAR	37,489,400	Barclays Bank PLC	06/17/26	41,019
USD	4,068,021	ZAR	66,656,947	BNP Paribas SA	06/17/26	79,352
ZAR	53,646,000	USD	3,179,002	Deutsche Bank AG	06/17/26	31,108
						1,883,723
AUD	2,499,800	USD	1,801,623	Morgan Stanley & Co. International PLC	06/17/26	(3,342)
CAD	5,231,400	USD	3,872,220	UBS AG	06/17/26	(13,341)
CHF	109,082	USD	140,536	HSBC Bank PLC	06/17/26	(280)
CHF	8,239,992	USD	10,700,944	Societe Generale	06/17/26	(106,082)
CLP	2,181,953,200	USD	2,442,631	Morgan Stanley & Co. International PLC	06/17/26	(17,608)
EUR	2,626,000	USD	3,117,514	JPMorgan Chase Bank N.A.	06/17/26	(29,402)
HKD	19,152,200	USD	2,451,939	Barclays Bank PLC	06/17/26	(2,788)
HKD	20,424,400	USD	2,614,494	Barclays Bank PLC	06/17/26	(2,658)
HKD	4,655,141	USD	596,591	Canadian Imperial Bank of Commerce	06/17/26	(1,300)
HKD	19,257,400	USD	2,463,955	Goldman Sachs International	06/17/26	(1,352)
HKD	56,379,135	USD	7,219,050	Goldman Sachs International	06/17/26	(9,384)
HKD	209,902,940	USD	26,942,066	Goldman Sachs International	06/17/26	(100,041)
HKD	7,175,231	USD	921,524	JPMorgan Chase Bank N.A.	06/17/26	(3,968)
HKD	5,816,999	USD	744,461	UBS AG	06/17/26	(593)
IDR	76,576,326,300	USD	4,532,538	Goldman Sachs International	06/17/26	(115,057)
INR	164,360,700	USD	1,732,471	HSBC Bank PLC	06/17/26	(9,727)
INR	6,243,148,809	USD	67,173,248	JPMorgan Chase Bank N.A.	06/17/26	(1,735,795)
INR	515,012,200	USD	5,524,916	Merrill Lynch International	06/17/26	(126,825)
INR	642,108,300	USD	6,829,697	Merrill Lynch International	06/17/26	(99,450)
JPY	51,245,007	USD	329,397	Barclays Bank PLC	06/17/26	(937)
KRW	7,580,216,628	USD	5,161,104	BNP Paribas SA	06/17/26	(10,269)
NZD	1,546,100	USD	921,443	Natwest Markets PLC	06/17/26	(6,752)
PHP	80,451,300	USD	1,354,490	Barclays Bank PLC	06/17/26	(46,435)
SEK	17,826,400	USD	1,950,085	Morgan Stanley & Co. International PLC	06/17/26	(14,948)
SEK	28,018,400	USD	3,067,156	Morgan Stanley & Co. International PLC	06/17/26	(25,630)
SGD	12,486,542	USD	9,879,315	Citibank N.A.	06/17/26	(39,240)
SGD	704,642	USD	556,398	HSBC Bank PLC	06/17/26	(1,101)
SGD	1,456,461	USD	1,151,011	HSBC Bank PLC	06/17/26	(3,241)
SGD	2,844,600	USD	2,243,064	Morgan Stanley & Co. International PLC	06/17/26	(1,365)
THB	190,257,904	USD	6,046,558	Citibank N.A.	06/17/26	(190,424)
TWD	96,674,100	USD	3,063,505	HSBC Bank PLC	06/17/26	(8,421)
TWD	123,601,000	USD	3,926,983	JPMorgan Chase Bank N.A.	06/17/26	(20,958)
USD	5,276,018	AUD	7,404,089	Deutsche Bank AG	06/17/26	(50,263)
USD	1,736,586	AUD	2,500,800	Goldman Sachs International	06/17/26	(62,415)
USD	195,376	AUD	276,505	HSBC Bank PLC	06/17/26	(3,533)
USD	1,599,653	AUD	2,269,300	Morgan Stanley & Co. International PLC	06/17/26	(32,813)
USD	2,270,207	AUD	3,157,393	Natwest Markets PLC	06/17/26	(1,127)
USD	1,967,580	AUD	2,748,700	UBS AG	06/17/26	(9,753)
USD	2,079,391	AUD	2,950,700	UBS AG	06/17/26	(43,255)
USD	13,646,009	BRL	71,869,026	HSBC Bank PLC	06/17/26	(712,511)
USD	299,324	CAD	408,012	Deutsche Bank AG	06/17/26	(1,641)
Schedule of Investments

Schedule of Investments (continued)
April 30, 2026
iShares Disciplined Volatility Equity Active ETF

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	375,292	CAD	520,469	Morgan Stanley & Co. International PLC	06/17/26	$ (8,626)
USD	5,121,248	CAD	7,056,500	Morgan Stanley & Co. International PLC	06/17/26	(83,894)
USD	262,786	CAD	358,135	Natwest Markets PLC	06/17/26	(1,388)
USD	322,864	CAD	439,744	Natwest Markets PLC	06/17/26	(1,508)
USD	2,220,390	CAD	3,080,500	Royal Bank of Canada	06/17/26	(51,904)
USD	5,788,726	CHF	4,592,121	JPMorgan Chase Bank N.A.	06/17/26	(115,756)
USD	2,407,983	CHF	1,907,679	Morgan Stanley & Co. International PLC	06/17/26	(44,883)
USD	1,355,214	CHF	1,055,579	Natwest Markets PLC	06/17/26	(2,034)
USD	147,802	CHF	115,793	Societe Generale	06/17/26	(1,083)
USD	177,076	CHF	138,758	Societe Generale	06/17/26	(1,337)
USD	2,074,468	CHF	1,620,070	UBS AG	06/17/26	(8,595)
USD	3,090,032	CHF	2,412,400	UBS AG	06/17/26	(11,797)
USD	2,795,936	CNY	19,166,676	BNP Paribas SA	06/17/26	(7,977)
USD	1,479,504	CNY	10,145,400	HSBC Bank PLC	06/17/26	(4,677)
USD	1,454,426	DKK	9,313,600	Goldman Sachs International	06/17/26	(11,911)
USD	266,158	DKK	1,701,130	Natwest Markets PLC	06/17/26	(1,668)
USD	158,511	EUR	136,071	Barclays Bank PLC	06/17/26	(1,505)
USD	1,315,829	EUR	1,119,962	Barclays Bank PLC	06/17/26	(1,219)
USD	1,789,630	EUR	1,540,000	Barclays Bank PLC	06/17/26	(21,372)
USD	3,569,810	EUR	3,043,061	Barclays Bank PLC	06/17/26	(8,755)
USD	3,946,904	EUR	3,368,000	Barclays Bank PLC	06/17/26	(13,782)
USD	19,132,142	EUR	16,383,032	BNP Paribas SA	06/17/26	(133,901)
USD	481,303	EUR	410,966	Citibank N.A.	06/17/26	(1,983)
USD	395,412	EUR	338,002	Deutsche Bank AG	06/17/26	(2,069)
USD	2,091,672	EUR	1,795,100	HSBC Bank PLC	06/17/26	(19,321)
USD	3,150,869	EUR	2,709,662	HSBC Bank PLC	06/17/26	(35,627)
USD	3,404,705	EUR	2,937,400	HSBC Bank PLC	06/17/26	(49,605)
USD	226,887	EUR	195,083	JPMorgan Chase Bank N.A.	06/17/26	(2,526)
USD	526,958	EUR	450,563	JPMorgan Chase Bank N.A.	06/17/26	(2,893)
USD	2,299,684	EUR	1,956,100	JPMorgan Chase Bank N.A.	06/17/26	(641)
USD	364,182	EUR	310,776	Morgan Stanley & Co. International PLC	06/17/26	(1,283)
USD	527,746	EUR	454,410	Morgan Stanley & Co. International PLC	06/17/26	(6,629)
USD	1,198,833	EUR	1,029,884	Morgan Stanley & Co. International PLC	06/17/26	(12,285)
USD	440,671	EUR	375,393	Natwest Markets PLC	06/17/26	(782)
USD	1,091,102	EUR	936,461	Natwest Markets PLC	06/17/26	(10,153)
USD	1,154,550	EUR	1,003,711	Natwest Markets PLC	06/17/26	(25,789)
USD	2,487,292	EUR	2,156,700	UBS AG	06/17/26	(48,934)
USD	1,770,431	GBP	1,336,700	BNP Paribas SA	06/17/26	(48,344)
USD	12,794,612	GBP	9,526,833	JPMorgan Chase Bank N.A.	06/17/26	(168,025)
USD	182,402	ILS	563,300	Goldman Sachs International	06/17/26	(8,736)
USD	1,430,175	JPY	227,125,712	Barclays Bank PLC	06/17/26	(25,609)
USD	4,947,767	JPY	781,130,319	HSBC Bank PLC	06/17/26	(58,964)
USD	2,801,034	JPY	445,106,100	JPMorgan Chase Bank N.A.	06/17/26	(51,917)
USD	2,892,924	JPY	458,609,396	JPMorgan Chase Bank N.A.	06/17/26	(46,578)
USD	5,587,158	JPY	873,478,234	Morgan Stanley & Co. International PLC	06/17/26	(11,487)
USD	183,681	JPY	28,871,015	Societe Generale	06/17/26	(1,370)
USD	386,735	JPY	60,940,843	Societe Generale	06/17/26	(3,871)
USD	393,070	JPY	61,839,074	Societe Generale	06/17/26	(3,293)
USD	579,666	JPY	91,481,101	Societe Generale	06/17/26	(6,691)
USD	586,377	JPY	92,550,642	Societe Generale	06/17/26	(6,835)
USD	945,945	JPY	149,536,056	Societe Generale	06/17/26	(12,521)
USD	2,613,911	KRW	3,927,177,900	Goldman Sachs International	06/17/26	(54,647)
USD	1,767,192	MXN	31,650,700	HSBC Bank PLC	06/17/26	(38,170)
USD	9,394,615	MXN	166,529,094	JPMorgan Chase Bank N.A.	06/17/26	(104,233)
USD	317,319	MXN	5,666,295	Merrill Lynch International	06/17/26	(5,888)
USD	1,591,370	MXN	28,552,500	Morgan Stanley & Co. International PLC	06/17/26	(37,270)
USD	144,878	NOK	1,382,550	Barclays Bank PLC	06/17/26	(4,277)
USD	2,025,240	NOK	19,567,900	Goldman Sachs International	06/17/26	(85,829)
USD	79,818	NOK	766,936	HSBC Bank PLC	06/17/26	(2,922)
USD	115,113	NOK	1,118,951	Morgan Stanley & Co. International PLC	06/17/26	(5,604)
USD	1,321,879	NOK	12,345,300	Morgan Stanley & Co. International PLC	06/17/26	(9,985)
USD	113,746	NOK	1,059,813	Natwest Markets PLC	06/17/26	(592)

2026 BlackRock Annual Financial Statements and Additional Information

Schedule of Investments (continued)
April 30, 2026
iShares Disciplined Volatility Equity Active ETF

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	379,001	NOK	3,538,426	Natwest Markets PLC	06/17/26	$ (2,740)
USD	1,986,123	PLN	7,276,800	UBS AG	06/17/26	(21,222)
USD	1,927,833	SGD	2,463,800	Goldman Sachs International	06/17/26	(13,775)
USD	723,130	SGD	919,670	HSBC Bank PLC	06/17/26	(1,620)
USD	1,546,735	TRY	74,360,854	Barclays Bank PLC	06/17/26	(33,373)
USD	174,503	ZAR	2,989,184	Morgan Stanley & Co. International PLC	06/17/26	(4,366)
MYR	20,462,100	USD	5,231,400	Barclays Bank PLC	06/18/26	(70,111)
						(5,376,982)
						$ (3,493,259)
Equity Swap Contracts
Reference Entity	Counterparty	Notional Amount	Termination Date	Spread	Reference Rate	Payment Frequency	Value/ Unrealized Appreciation (Depreciation)
Long Contracts(a)
Airbus SE	JPMorgan Chase Bank N.A.	$ 3,451,701	02/10/27	0.26%	1D OBFR01	Monthly	$ 16,106
Akbank TAS	JPMorgan Chase Bank N.A.	1,980,029	02/10/27	0.60%	1D OBFR01	Monthly	(96,185)
America Movil SAB de C.V.	Citibank N.A.	4,290,927	02/24/28	0.50%	1D OBFR01	Monthly	119,714
AP Moller - Maersk A/S, Class B	Citibank N.A.	1,704,995	02/24/27	0.26%	1D OBFR01	Monthly	19,776
Argenx SE	Citibank N.A.	3,244,326	02/24/27	0.26%	1D OBFR01	Monthly	(43,893)
ASM International NV	Citibank N.A.	4,082,782	02/24/27	0.26%	1D OBFR01	Monthly	(40,547)
ASML Holding NV	Citibank N.A.	20,655,762	02/24/27	0.26%	1D OBFR01	Monthly	(256,223)
Banco Bradesco SA	Citibank N.A.	2,110,395	02/24/28	0.30%	1D OBFR01	Monthly	(106,816)
Banco do Brasil SA	Citibank N.A.	601,453	02/24/28	0.30%	1D OBFR01	Monthly	(28,904)
Bankinter SA	Citibank N.A.	1,581,970	02/24/27	0.00%	1D OBFR01	Monthly	(41,157)
Barrick Mining Corp.	Citibank N.A.	6,100,557	02/24/28	0.20%	1D OBFR01	Monthly	(209,878)
BCE, Inc.	Citibank N.A.	4,899,923	02/24/28	0.20%	1D OBFR01	Monthly	2,782
BNP Paribas SA	JPMorgan Chase Bank N.A.	2,872,648	02/10/27	0.26%	1D OBFR01	Monthly	(20,266)
British American Tobacco PLC	Citibank N.A.	2,403,278	02/24/27	0.25%	1D OBFR01	Monthly	127,373
Brookfield Renewable Corp.	Citibank N.A.	753,859	02/24/28	0.20%	1D OBFR01	Monthly	(70,369)
CGI, Inc.	Citibank N.A.	10,971,906	02/24/28	0.20%	1D OBFR01	Monthly	(1,584,172)
CGI, Inc.	JPMorgan Chase Bank N.A.	765,435	02/10/27	0.20%	1D OBFR01	Monthly	(70,571)
Coloplast A/S	Citibank N.A.	3,375,873	02/24/27	0.26%	1D OBFR01	Monthly	(234,868)
Coloplast A/S	JPMorgan Chase Bank N.A.	1,304,421	02/10/27	0.32%	1D OBFR01	Monthly	(120,529)
Constellation Software Inc/Canada	Citibank N.A.	5,463,250	02/24/28	0.20%	1D OBFR01	Monthly	(334,620)
Deutsche Bank AG	Citibank N.A.	4,397,110	02/24/27	0.26%	1D OBFR01	Monthly	(138,851)
Deutsche Telekom AG	Citibank N.A.	7,887,634	02/24/27	0.00%	1D OBFR01	Monthly	41,365
Deutsche Telekom AG	JPMorgan Chase Bank N.A.	43,737	02/10/27	0.26%	1D OBFR01	Monthly	(5,364)
Dufry AG	Citibank N.A.	1,087,916	02/24/27	0.26%	1D OBFR01	Monthly	(109,088)
Emaar Properties PJSC	JPMorgan Chase Bank N.A.	791,150	02/10/27	0.75%	1D OBFR01	Monthly	(35,285)
Engie SA	Citibank N.A.	3,356,308	02/24/27	0.26%	1D OBFR01	Monthly	(40,244)
Equinor ASA	Citibank N.A.	3,040,785	02/24/27	0.26%	1D OBFR01	Monthly	247,957
Euronext NV	JPMorgan Chase Bank N.A.	2,422,658	02/10/27	0.26%	1D OBFR01	Monthly	(37,501)
EXOR NV	Citibank N.A.	3,150,792	02/24/27	0.26%	1D OBFR01	Monthly	(118,249)
Ferrari NV	Citibank N.A.	2,974,666	02/24/27	0.19%	1D OBFR01	Monthly	(123,553)
FinecoBank Banca Fineco SpA	Citibank N.A.	2,561,143	02/24/27	0.26%	1D OBFR01	Monthly	(68,825)
Fomento Economico Mexicano SAB de CV	Citibank N.A.	1,677,143	02/24/28	0.50%	1D OBFR01	Monthly	65,589
Fomento Economico Mexicano SAB de CV	JPMorgan Chase Bank N.A.	84,461	02/10/27	0.50%	1D OBFR01	Monthly	1,671
Fortis Inc/Canada	Citibank N.A.	6,973,002	02/24/28	0.20%	1D OBFR01	Monthly	220,669
Fortis Inc/Canada	JPMorgan Chase Bank N.A.	497,926	02/10/27	0.31%	1D OBFR01	Monthly	(970)
Fresnillo PLC	Citibank N.A.	790,609	02/24/27	0.25%	1D OBFR01	Monthly	(84,057)
Galderma Group AG	Citibank N.A.	6,384,876	02/24/27	0.26%	1D OBFR01	Monthly	565,578
Heineken Holding NV	Citibank N.A.	5,030,466	02/24/27	0.26%	1D OBFR01	Monthly	(110,346)
Impala Platinum Holdings Ltd.	Citibank N.A.	1,042,440	02/24/27	0.55%	1D OBFR01	Monthly	(105,457)
Indra Sistemas SA	Citibank N.A.	1,195,484	02/24/27	0.26%	1D OBFR01	Monthly	(108,923)
Intact Financial Corp.	Citibank N.A.	4,644,527	02/24/28	0.20%	1D OBFR01	Monthly	93,905
Intertek Group PLC	Citibank N.A.	5,303,701	02/24/27	0.25%	1D OBFR01	Monthly	(201,336)
Schedule of Investments

Schedule of Investments (continued)
April 30, 2026
iShares Disciplined Volatility Equity Active ETF

Reference Entity	Counterparty	Notional Amount	Termination Date	Spread	Reference Rate	Payment Frequency	Value/ Unrealized Appreciation (Depreciation)
Long Contracts(a) (continued)
J Sainsbury PLC	Citibank N.A.	$ 1,949,155	02/24/27	0.10%	1D OBFR01	Monthly	$ (119,686)
Julius Baer Group Ltd.	Citibank N.A.	6,123,080	02/24/27	0.26%	1D OBFR01	Monthly	111,226
KBC Group NV	Citibank N.A.	6,819,973	02/24/27	0.26%	1D OBFR01	Monthly	(110,507)
Klabin SA	Citibank N.A.	1,762,482	02/24/28	0.30%	1D OBFR01	Monthly	(110,128)
KOC Holding AS	JPMorgan Chase Bank N.A.	1,311,463	02/10/27	0.60%	1D OBFR01	Monthly	(13,999)
Koninklijke KPN NV	Citibank N.A.	5,328,859	02/24/27	0.26%	1D OBFR01	Monthly	(72,187)
Kuaishou Technology	JPMorgan Chase Bank N.A.	1,354,547	02/10/27	0.20%	1D OBFR01	Monthly	(89,207)
Leonardo SpA	Citibank N.A.	854,411	02/24/27	0.26%	1D OBFR01	Monthly	(24,631)
Lloyds Banking Group PLC	JPMorgan Chase Bank N.A.	2,988,340	02/10/27	0.25%	1D OBFR01	Monthly	(31,172)
Localiza Rent a Car SA	JPMorgan Chase Bank N.A.	1,583,060	02/10/27	0.40%	1D OBFR01	Monthly	(65,540)
Lojas Renner SA	Citibank N.A.	1,883,800	02/24/28	0.30%	1D OBFR01	Monthly	(126,261)
Lundin Gold, Inc.	Citibank N.A.	2,084,571	02/24/28	0.20%	1D OBFR01	Monthly	(279,269)
LVMH Moet Hennessy Louis Vuitton SE	Citibank N.A.	4,325,857	02/24/27	0.26%	1D OBFR01	Monthly	(168,107)
LVMH Moet Hennessy Louis Vuitton SE	JPMorgan Chase Bank N.A.	1,243,820	02/10/27	0.26%	1D OBFR01	Monthly	(104,886)
Meituan	Citibank N.A.	2,363,452	02/24/27	0.30%	1D OBFR01	Monthly	341
Merck & Co., Inc.	Citibank N.A.	1,805,166	02/24/28	0.20%	1D OBFR01	Monthly	(51,517)
Meta Platforms, Inc., Class A	JPMorgan Chase Bank N.A.	1,380,395	02/10/27	0.20%	1D OBFR01	Monthly	(1,150)
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	Citibank N.A.	3,327,622	02/24/27	0.26%	1D OBFR01	Monthly	(279,338)
Naturgy Energy Group SA	Citibank N.A.	2,146,039	02/24/27	0.26%	1D OBFR01	Monthly	(25,214)
Nemetschek SE	Citibank N.A.	1,999,121	02/24/27	0.26%	1D OBFR01	Monthly	(149,862)
Novartis AG	Citibank N.A.	7,388,353	02/24/27	0.03%	1D OBFR01	Monthly	9,850
Novartis AG	JPMorgan Chase Bank N.A.	869,183	02/10/27	0.34%	1D OBFR01	Monthly	(33,284)
Orange SA	Citibank N.A.	5,565,545	02/24/27	0.26%	1D OBFR01	Monthly	131,053
Partners Group Holding AG	Citibank N.A.	1,931,952	02/24/27	0.26%	1D OBFR01	Monthly	(189,166)
Publicis Groupe SA	Citibank N.A.	2,890,608	02/24/27	0.26%	1D OBFR01	Monthly	46,219
Rolls-Royce Holdings PLC	Citibank N.A.	10,732,671	02/24/27	0.25%	1D OBFR01	Monthly	503,049
RWE AG	Citibank N.A.	3,427,034	02/24/27	0.26%	1D OBFR01	Monthly	113,036
Sanofi SA	Citibank N.A.	155,151	02/24/27	0.26%	1D OBFR01	Monthly	(1,779)
Sanofi SA	JPMorgan Chase Bank N.A.	1,331,084	02/10/27	0.40%	1D OBFR01	Monthly	(14,089)
SAP SE	Citibank N.A.	5,202,037	02/24/27	0.26%	1D OBFR01	Monthly	(227,366)
Siemens Energy AG	Citibank N.A.	1,797,055	02/24/27	0.26%	1D OBFR01	Monthly	24,412
Straumann Holding AG	Citibank N.A.	3,553,485	02/24/27	0.26%	1D OBFR01	Monthly	(111,278)
Symrise AG, Class A	Citibank N.A.	1,235,804	02/24/27	0.26%	1D OBFR01	Monthly	8,041
Tele2 AB	Citibank N.A.	2,710,182	02/24/27	0.26%	1D OBFR01	Monthly	(14,248)
Tele2 AB	JPMorgan Chase Bank N.A.	23,566	02/10/27	0.26%	1D OBFR01	Monthly	(872)
Telefonaktiebolaget LM Ericsson, Class B	Citibank N.A.	2,104,026	02/24/27	0.26%	1D OBFR01	Monthly	49,993
Telefonica Brasil SA	Citibank N.A.	3,395,517	02/24/28	0.30%	1D OBFR01	Monthly	(7,254)
Tenaris SA	Citibank N.A.	2,119,697	02/24/27	0.26%	1D OBFR01	Monthly	72,437
Transurban Group	Citibank N.A.	7,935,514	02/24/27	0.30%	1D OBFR01	Monthly	174,411
Transurban Group	JPMorgan Chase Bank N.A.	687,111	02/10/27	0.25%	1D OBFR01	Monthly	35,031
UCB SA	Citibank N.A.	2,941,067	02/24/27	0.26%	1D OBFR01	Monthly	(129,932)
Universal Music Group NV	Citibank N.A.	8,700,272	02/24/27	0.26%	1D OBFR01	Monthly	(920,582)
Valterra Platinum, Ltd.	Citibank N.A.	2,124,491	02/24/27	0.55%	1D OBFR01	Monthly	(233,745)
Vertiv Holdings Co.	JPMorgan Chase Bank N.A.	3,281,364	02/10/27	0.20%	1D OBFR01	Monthly	306,075
Vodacom Group Ltd.	JPMorgan Chase Bank N.A.	2,767,762	02/10/27	0.40%	1D OBFR01	Monthly	(187,848)
Woodside Energy Group Ltd.	Citibank N.A.	3,511,876	02/24/27	0.30%	1D OBFR01	Monthly	291,040
Zurich Insurance Group AG	Citibank N.A.	3,867,039	02/24/27	0.26%	1D OBFR01	Monthly	(19,779)
Total long positions of equity swaps							(5,062,231)
Short Contracts(b)
3SBio, Inc.	Citibank N.A.	(2,112,108)	02/24/27	0.00%	1D OBFR01	Monthly	63,180
Affirm Holdings, Inc.	Citibank N.A.	(3,044,837)	02/24/28	0.00%	1D OBFR01	Monthly	105,184
Airtel Africa PLC	Citibank N.A.	(5,548,494)	02/24/27	0.00%	1D OBFR01	Monthly	49,954
Airtel Africa PLC	JPMorgan Chase Bank N.A.	(225,949)	02/10/27	(0.10)%	1D OBFR01	Monthly	(1,642)
Akeso, Inc.	Citibank N.A.	(1,448,839)	02/24/27	0.00%	1D OBFR01	Monthly	115,650
Alamos Gold, Inc.	Citibank N.A.	(2,288,802)	02/24/28	(0.20)%	1D OBFR01	Monthly	266,841
Alstom SA	JPMorgan Chase Bank N.A.	(1,110,690)	02/10/27	(0.26)%	1D OBFR01	Monthly	351,286

2026 BlackRock Annual Financial Statements and Additional Information

Schedule of Investments (continued)
April 30, 2026
iShares Disciplined Volatility Equity Active ETF

Reference Entity	Counterparty	Notional Amount	Termination Date	Spread	Reference Rate	Payment Frequency	Value/ Unrealized Appreciation (Depreciation)
Short Contracts(b) (continued)
Anheuser-Busch InBev SA	Citibank N.A.	$ (2,560,575)	02/24/27	0.00%	1D OBFR01	Monthly	$ (97,303)
Ares Management Corp., Class A	Citibank N.A.	(4,064,980)	02/24/28	0.00%	1D OBFR01	Monthly	122,571
Asseco Poland SA	Citibank N.A.	(867,298)	02/24/27	(0.75)%	1D OBFR01	Monthly	47,938
Asseco Poland SA	JPMorgan Chase Bank N.A.	(424,444)	02/10/27	(0.72)%	1D OBFR01	Monthly	(646)
Axon Enterprise, Inc.	Citibank N.A.	(879,673)	02/24/28	0.00%	1D OBFR01	Monthly	3,033
Axon Enterprise, Inc.	JPMorgan Chase Bank N.A.	(1,318,635)	02/10/27	(0.15)%	1D OBFR01	Monthly	(28,868)
Banca Monte Dei Paschi Siena SpA	Citibank N.A.	(2,788,763)	02/24/27	(0.05)%	1D OBFR01	Monthly	(5,062)
Barratt Developments PLC	Citibank N.A.	(1,051,704)	02/24/27	0.00%	1D OBFR01	Monthly	54,629
Barratt Developments PLC	JPMorgan Chase Bank N.A.	(966,516)	02/10/27	(0.25)%	1D OBFR01	Monthly	51,510
Barry Callebaut AG	Citibank N.A.	(2,252,577)	02/24/27	(0.26)%	1D OBFR01	Monthly	(189,064)
Boliden AB	Citibank N.A.	(3,238,144)	02/24/27	0.00%	1D OBFR01	Monthly	354,775
Brenntag SE	Citibank N.A.	(7,865,316)	02/24/27	(0.35)%	1D OBFR01	Monthly	(246,068)
Brenntag SE	JPMorgan Chase Bank N.A.	(588,261)	02/10/27	(0.26)%	1D OBFR01	Monthly	(44,806)
BYD Electronic International Co., Ltd.	Citibank N.A.	(2,380,223)	02/24/27	(1.00)%	1D OBFR01	Monthly	119,645
C&D International Investment Group Ltd.	Citibank N.A.	(2,723,795)	02/24/27	(0.17)%	1D OBFR01	Monthly	(88,184)
C&D International Investment Group Ltd.	JPMorgan Chase Bank N.A.	(1,871,655)	02/10/27	(0.30)%	1D OBFR01	Monthly	(166,382)
Caixa Seguridade Participacoes S/A	Citibank N.A.	(292,679)	02/24/28	(0.25)%	1D OBFR01	Monthly	9,167
Caixa Seguridade Participacoes S/A	JPMorgan Chase Bank N.A.	(1,804,752)	02/10/27	(0.40)%	1D OBFR01	Monthly	50,825
Carnival Corp.	Citibank N.A.	(4,982,458)	02/24/28	0.00%	1D OBFR01	Monthly	76,570
Carnival Corp.	JPMorgan Chase Bank N.A.	(291,643)	02/10/27	(0.15)%	1D OBFR01	Monthly	8,622
China Literature Ltd.	Citibank N.A.	(163,771)	02/24/27	(0.50)%	1D OBFR01	Monthly	10,692
China National Building Material Co., Ltd.	Citibank N.A.	(1,823,695)	02/24/27	0.00%	1D OBFR01	Monthly	(4,830)
Coeur Mining, Inc.	Citibank N.A.	(2,236,829)	02/24/28	0.00%	1D OBFR01	Monthly	157,376
Coeur Mining, Inc.	JPMorgan Chase Bank N.A.	(108,321)	02/10/27	(0.15)%	1D OBFR01	Monthly	4,796
Constellation Brands, Inc., Class A	Citibank N.A.	(4,625,197)	02/24/28	0.00%	1D OBFR01	Monthly	42,100
Constellation Brands, Inc., Class A	JPMorgan Chase Bank N.A.	(513,722)	02/10/27	(0.15)%	1D OBFR01	Monthly	12,040
Corning, Inc.	Citibank N.A.	(1,822,946)	02/24/28	0.00%	1D OBFR01	Monthly	48,825
Corpay, Inc.	Citibank N.A.	(3,672,754)	02/24/28	0.00%	1D OBFR01	Monthly	269,098
Corpay, Inc.	JPMorgan Chase Bank N.A.	(2,557,402)	02/10/27	(0.15)%	1D OBFR01	Monthly	(12,655)
CoStar Group, Inc.	Citibank N.A.	(875,116)	02/24/28	0.00%	1D OBFR01	Monthly	93,900
CoStar Group, Inc.	JPMorgan Chase Bank N.A.	(615,297)	02/10/27	(0.15)%	1D OBFR01	Monthly	66,728
Credo Technology Group Holding Ltd.	Citibank N.A.	(1,404,121)	02/24/28	0.00%	1D OBFR01	Monthly	114,707
Credo Technology Group Holding Ltd.	JPMorgan Chase Bank N.A.	(578,407)	02/10/27	(0.15)%	1D OBFR01	Monthly	31,841
Delivery Hero SE, Class A	Citibank N.A.	(8,644,597)	02/24/27	0.00%	1D OBFR01	Monthly	(491,247)
Dell Technologies, Inc.	Citibank N.A.	(1,553,072)	02/24/28	0.00%	1D OBFR01	Monthly	25,439
Dexcom, Inc.	Citibank N.A.	(4,167,369)	02/24/28	0.00%	1D OBFR01	Monthly	253,683
Dexcom, Inc.	JPMorgan Chase Bank N.A.	(154,580)	02/10/27	(0.15)%	1D OBFR01	Monthly	7,670
E Ink Holdings, Inc.	Citibank N.A.	(1,413,042)	02/24/27	(2.21)%	1D OBFR01	Monthly	180,966
E Ink Holdings, Inc.	JPMorgan Chase Bank N.A.	(218,225)	02/11/27	(1.25)%	1D OBFR01	Monthly	11,413
Entain PLC	Citibank N.A.	(2,161,099)	02/24/27	0.00%	1D OBFR01	Monthly	178,621
Fujikura Ltd.	Citibank N.A.	(3,236,253)	02/24/27	0.00%	1D OBFR01	Monthly	(85,742)
Genscript Biotech Corp.	Citibank N.A.	(2,000,314)	02/24/27	(1.50)%	1D OBFR01	Monthly	34,778
Genscript Biotech Corp.	JPMorgan Chase Bank N.A.	(164,359)	02/10/27	(1.33)%	1D OBFR01	Monthly	(13,679)
Gildan Activewear, Inc.	Citibank N.A.	(6,393,255)	02/24/28	0.00%	1D OBFR01	Monthly	(132,975)
H & M Hennes & Mauritz AB	JPMorgan Chase Bank N.A.	(1,183,029)	02/10/27	(0.55)%	1D OBFR01	Monthly	54,011
Holmen AB	Citibank N.A.	(1,255,302)	02/24/27	0.00%	1D OBFR01	Monthly	64,124
Holmen AB	JPMorgan Chase Bank N.A.	(802,060)	02/10/27	(0.26)%	1D OBFR01	Monthly	43,969
Honda Motor Co. Ltd.	Citibank N.A.	(6,877,864)	02/24/27	0.00%	1D OBFR01	Monthly	158,301
Hoya Corp.	Citibank N.A.	(3,601,708)	02/24/27	0.00%	1D OBFR01	Monthly	(133,166)
Hoya Corp.	JPMorgan Chase Bank N.A.	(53,927)	02/10/27	(0.15)%	1D OBFR01	Monthly	(2,096)
Hyatt Hotels Corp., Class A	Citibank N.A.	(2,334,524)	02/24/28	(0.15)%	1D OBFR01	Monthly	(30,056)
Illumina, Inc.	Citibank N.A.	(2,524,001)	02/24/28	0.00%	1D OBFR01	Monthly	72,722
Inpost SA	Citibank N.A.	(6,257,897)	02/24/27	(0.08)%	1D OBFR01	Monthly	(43,619)
Inpost SA	JPMorgan Chase Bank N.A.	(2,843,442)	02/10/27	(0.26)%	1D OBFR01	Monthly	(33,142)
International Flavors & Fragrances, Inc.	Citibank N.A.	(2,861,472)	02/24/28	0.00%	1D OBFR01	Monthly	38,519
Schedule of Investments

Schedule of Investments (continued)
April 30, 2026
iShares Disciplined Volatility Equity Active ETF

Reference Entity	Counterparty	Notional Amount	Termination Date	Spread	Reference Rate	Payment Frequency	Value/ Unrealized Appreciation (Depreciation)
Short Contracts(b) (continued)
International Flavors & Fragrances, Inc.	JPMorgan Chase Bank N.A.	$ (1,152,435)	02/10/27	(0.15)%	1D OBFR01	Monthly	$ 55,771
International Paper Co.	Citibank N.A.	(4,498,617)	02/24/28	0.00%	1D OBFR01	Monthly	392,769
International Paper Co.	JPMorgan Chase Bank N.A.	(3,603,278)	02/10/27	(0.15)%	1D OBFR01	Monthly	646,393
IonQ, Inc.	Citibank N.A.	(2,034,145)	02/24/28	(0.74)%	1D OBFR01	Monthly	(83,021)
JD Sports Fashion PLC	Citibank N.A.	(2,897,931)	02/24/27	0.00%	1D OBFR01	Monthly	213,915
JD Sports Fashion PLC	JPMorgan Chase Bank N.A.	(675,722)	02/10/27	(0.25)%	1D OBFR01	Monthly	47,654
Johnson Controls International PLC	Citibank N.A.	(9,680,864)	02/24/28	0.00%	1D OBFR01	Monthly	(430,691)
Johnson Controls International PLC	JPMorgan Chase Bank N.A.	(1,637,698)	02/10/27	(0.15)%	1D OBFR01	Monthly	(82,827)
Kawasaki Heavy Industries Ltd.	Citibank N.A.	(1,016,594)	02/24/27	0.00%	1D OBFR01	Monthly	(56,555)
Kering SA	Citibank N.A.	(2,458,144)	02/24/27	0.00%	1D OBFR01	Monthly	34,396
Kingdee International Software Group Co., Ltd.	Citibank N.A.	(2,325,658)	02/24/27	0.00%	1D OBFR01	Monthly	84,229
KKR & Co., Inc.	Citibank N.A.	(1,562,532)	02/24/28	0.00%	1D OBFR01	Monthly	23,308
KKR & Co., Inc.	JPMorgan Chase Bank N.A.	(231,184)	02/10/27	(0.15)%	1D OBFR01	Monthly	(6,503)
Li Auto, Inc.	Citibank N.A.	(2,646,644)	02/24/27	0.00%	1D OBFR01	Monthly	163,221
Li Auto, Inc.	JPMorgan Chase Bank N.A.	(436,816)	02/10/27	(0.30)%	1D OBFR01	Monthly	25,846
Lululemon Athletica, Inc.	Citibank N.A.	(5,805,417)	02/24/28	0.00%	1D OBFR01	Monthly	914,588
Lululemon Athletica, Inc.	JPMorgan Chase Bank N.A.	(1,013,366)	02/10/27	(0.15)%	1D OBFR01	Monthly	138,282
M3, Inc.	Citibank N.A.	(657,963)	02/24/27	0.00%	1D OBFR01	Monthly	(3,786)
MMG, Ltd.	Citibank N.A.	(602,887)	02/24/27	0.00%	1D OBFR01	Monthly	41,866
MMG, Ltd.	JPMorgan Chase Bank N.A.	(391,175)	02/10/27	(0.30)%	1D OBFR01	Monthly	(5,855)
Nebius Group NV, Class A	Citibank N.A.	(1,813,593)	02/24/28	(0.29)%	1D OBFR01	Monthly	213,304
NIKE, Inc.	Citibank N.A.	(9,119,886)	02/24/28	0.00%	1D OBFR01	Monthly	254,008
Oklo, Inc., Class A	Citibank N.A.	(2,497,276)	02/24/28	(0.19)%	1D OBFR01	Monthly	(3,104)
Okta, Inc.	Citibank N.A.	(4,070,994)	02/24/28	0.00%	1D OBFR01	Monthly	261,226
Okta, Inc.	JPMorgan Chase Bank N.A.	(466,505)	02/10/27	(0.15)%	1D OBFR01	Monthly	14,663
Olympus Corp.	Citibank N.A.	(478,773)	02/24/27	0.00%	1D OBFR01	Monthly	(2,183)
Olympus Corp.	JPMorgan Chase Bank N.A.	(929,363)	02/10/27	(0.25)%	1D OBFR01	Monthly	16,628
Omnicom Group, Inc.	Citibank N.A.	(2,420,897)	02/24/28	0.00%	1D OBFR01	Monthly	27,079
Panasonic Holdings Corp.	Citibank N.A.	(5,209,643)	02/24/27	0.00%	1D OBFR01	Monthly	(475,025)
Panasonic Holdings Corp.	JPMorgan Chase Bank N.A.	(1,526,142)	02/10/27	(0.15)%	1D OBFR01	Monthly	(169,645)
Pandora A/S	Citibank N.A.	(4,079,031)	02/24/27	(0.02)%	1D OBFR01	Monthly	123,103
PayPal Holdings, Inc.	Citibank N.A.	(5,181,313)	02/24/28	0.00%	1D OBFR01	Monthly	109,251
Pernod Ricard SA	JPMorgan Chase Bank N.A.	(746,342)	02/10/27	(0.26)%	1D OBFR01	Monthly	11,249
Pop Mart International Group Ltd.	Citibank N.A.	(1,656,892)	02/24/27	(1.00)%	1D OBFR01	Monthly	8,233
Randstad NV	Citibank N.A.	(2,538,209)	02/24/27	(0.35)%	1D OBFR01	Monthly	23,274
Randstad NV	JPMorgan Chase Bank N.A.	(1,266,125)	02/10/27	(0.26)%	1D OBFR01	Monthly	(154,582)
Reddit, Inc.	Citibank N.A.	(6,564,677)	02/24/28	0.00%	1D OBFR01	Monthly	682,397
Reddit, Inc.	JPMorgan Chase Bank N.A.	(2,397,430)	02/10/27	(0.15)%	1D OBFR01	Monthly	(36,871)
Renesas Electronics Corp.	Citibank N.A.	(6,041,092)	02/24/27	0.00%	1D OBFR01	Monthly	(248,151)
REVOLUTION Medicines, Inc.	Citibank N.A.	(1,190,298)	02/24/28	0.00%	1D OBFR01	Monthly	(22,039)
Rocket Cos, Inc.	Citibank N.A.	(1,016,048)	02/24/28	(0.15)%	1D OBFR01	Monthly	45,792
Rocket Cos, Inc.	JPMorgan Chase Bank N.A.	(212,551)	02/10/27	(0.15)%	1D OBFR01	Monthly	14,216
ROCKWOOL A/S	Citibank N.A.	(2,429,907)	02/24/27	0.00%	1D OBFR01	Monthly	56,966
ROCKWOOL A/S	JPMorgan Chase Bank N.A.	(462,786)	02/10/27	(0.30)%	1D OBFR01	Monthly	3,684
Salmar ASA	Citibank N.A.	(1,634,854)	02/24/27	(0.50)%	1D OBFR01	Monthly	(65,430)
Salmar ASA	JPMorgan Chase Bank N.A.	(205,569)	02/10/27	(0.26)%	1D OBFR01	Monthly	1,210
Sartorius AG	Citibank N.A.	(2,723,557)	02/24/27	(0.40)%	1D OBFR01	Monthly	161,642
Sartorius AG	JPMorgan Chase Bank N.A.	(894,381)	02/10/27	(0.26)%	1D OBFR01	Monthly	7,112
Sartorius Stedim Biotech	Citibank N.A.	(916,602)	02/24/27	0.00%	1D OBFR01	Monthly	130,969
Sartorius Stedim Biotech	JPMorgan Chase Bank N.A.	(428,814)	02/10/27	(0.26)%	1D OBFR01	Monthly	37,568
Sasol Ltd.	Citibank N.A.	(1,253,418)	02/24/27	0.00%	1D OBFR01	Monthly	(64,037)
Sasol Ltd.	JPMorgan Chase Bank N.A.	(1,510,532)	02/10/27	(0.40)%	1D OBFR01	Monthly	(218,864)
Seagate Technology Holdings PLC	Citibank N.A.	(1,535,522)	02/24/28	0.00%	1D OBFR01	Monthly	(248,276)
SGH Ltd.	JPMorgan Chase Bank N.A.	(3,547,392)	02/10/27	(0.25)%	1D OBFR01	Monthly	211,959
Shandong Gold Mining Co. Ltd.	Citibank N.A.	(1,160,794)	02/24/27	(0.30)%	1D OBFR01	Monthly	92,086
Shandong Gold Mining Co. Ltd.	JPMorgan Chase Bank N.A.	(587,673)	02/10/27	(0.85)%	1D OBFR01	Monthly	120,629
Shiseido Co. Ltd.	Citibank N.A.	(1,589,098)	02/24/27	0.00%	1D OBFR01	Monthly	(67,362)
Smurfit WestRock PLC	Citibank N.A.	(2,894,473)	02/24/28	0.00%	1D OBFR01	Monthly	94,805
Snap, Inc.	Citibank N.A.	(1,179,061)	02/24/28	0.00%	1D OBFR01	Monthly	(46,436)

2026 BlackRock Annual Financial Statements and Additional Information

Schedule of Investments (continued)
April 30, 2026
iShares Disciplined Volatility Equity Active ETF

Reference Entity	Counterparty	Notional Amount	Termination Date	Spread	Reference Rate	Payment Frequency	Value/ Unrealized Appreciation (Depreciation)
Short Contracts(b) (continued)
SoFi Technologies, Inc.	Citibank N.A.	$ (2,166,302)	02/24/28	0.00%	1D OBFR01	Monthly	$ 336,425
Super Micro Computer, Inc.	Citibank N.A.	(3,708,567)	02/24/28	0.00%	1D OBFR01	Monthly	133,415
Super Micro Computer, Inc.	JPMorgan Chase Bank N.A.	(327,834)	02/10/27	(0.15)%	1D OBFR01	Monthly	(56,533)
Swedish Orphan Biovitrum AB	Citibank N.A.	(1,728,044)	02/24/27	0.00%	1D OBFR01	Monthly	(106,351)
TIS, Inc.	Citibank N.A.	(1,221,170)	02/24/27	0.00%	1D OBFR01	Monthly	68,213
TOPPAN Holdings, Inc.	Citibank N.A.	(2,899,887)	02/24/27	0.00%	1D OBFR01	Monthly	(161,639)
Tourmaline Oil Corp.	Citibank N.A.	(4,722,400)	02/24/28	(0.02)%	1D OBFR01	Monthly	(501,394)
Toyota Motor Corp.	Citibank N.A.	(4,042,107)	02/24/27	0.00%	1D OBFR01	Monthly	170,393
Toyota Motor Corp.	JPMorgan Chase Bank N.A.	(224,239)	02/10/27	(0.15)%	1D OBFR01	Monthly	20,768
Trade Desk, Inc., Class A	Citibank N.A.	(3,123,679)	02/24/28	0.00%	1D OBFR01	Monthly	(3,978)
Trade Desk, Inc., Class A	JPMorgan Chase Bank N.A.	(1,413,045)	02/10/27	(0.15)%	1D OBFR01	Monthly	(233,065)
TransUnion	Citibank N.A.	(6,527,713)	02/24/28	0.00%	1D OBFR01	Monthly	262,460
TransUnion	JPMorgan Chase Bank N.A.	(4,097,346)	02/10/27	(0.15)%	1D OBFR01	Monthly	11,509
Twilio, Inc.	Citibank N.A.	(5,755,013)	02/24/28	0.00%	1D OBFR01	Monthly	91,422
Twilio, Inc.	JPMorgan Chase Bank N.A.	(866,961)	02/10/27	(0.15)%	1D OBFR01	Monthly	(123,412)
UDR, Inc.	Citibank N.A.	(5,578,887)	02/24/28	0.00%	1D OBFR01	Monthly	(295,838)
Unimicron Technology Corp.	Citibank N.A.	(1,272,626)	02/24/27	(1.50)%	1D OBFR01	Monthly	(317,961)
Verisure PLC	Citibank N.A.	(718,258)	02/24/27	(0.50)%	1D OBFR01	Monthly	38,112
Verisure PLC	JPMorgan Chase Bank N.A.	(117,859)	02/10/27	(0.26)%	1D OBFR01	Monthly	(155)
Watsco, Inc.	Citibank N.A.	(1,670,183)	02/24/28	0.00%	1D OBFR01	Monthly	(19,879)
Watsco, Inc.	JPMorgan Chase Bank N.A.	(2,650,302)	02/10/27	(0.15)%	1D OBFR01	Monthly	(318,253)
Williams-Sonoma, Inc.	JPMorgan Chase Bank N.A.	(1,059,920)	02/10/27	(0.15)%	1D OBFR01	Monthly	35,721
Xero Ltd.	Citibank N.A.	(2,396,287)	02/24/27	0.00%	1D OBFR01	Monthly	24,254
Xero Ltd.	JPMorgan Chase Bank N.A.	(435,529)	02/10/27	(0.25)%	1D OBFR01	Monthly	(23,725)
Xinyi Solar Holdings Ltd.	Citibank N.A.	(1,725,797)	02/24/27	(1.25)%	1D OBFR01	Monthly	89,095
Xinyi Solar Holdings Ltd.	JPMorgan Chase Bank N.A.	(178,013)	02/10/27	(1.00)%	1D OBFR01	Monthly	12,355
Zebra Technologies Corp.	Citibank N.A.	(1,085,715)	02/24/27	0.00%	1D OBFR01	Monthly	74,921
ZipRecruiter, Inc.	Citibank N.A.	(1,486,954)	02/24/28	0.00%	1D OBFR01	Monthly	52,967
ZipRecruiter, Inc.	JPMorgan Chase Bank N.A.	(937,809)	02/10/27	(0.15)%	1D OBFR01	Monthly	(67,229)
Total short positions of equity swaps							4,183,133
Total long and short positions of equity swaps							(879,098)
Net dividends and financing fees							1,082,811
Total equity swap contracts including dividends and financing fees							$ 203,713

(a)
The Fund receives the total return on a reference entity and pays a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying position.

(b)
The Fund pays the total return on a reference entity and receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying position.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps
Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$ —	$ —	$ 15,236,530	$ (15,032,817)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$ —	$ —	$ 587,008	$ —	$ —	$ —	$ 587,008
Schedule of Investments

Schedule of Investments (continued)
April 30, 2026
iShares Disciplined Volatility Equity Active ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts Unrealized appreciation on forward foreign currency exchange contracts	$ —	$ —	$ —	$ 1,883,723	$ —	$ —	$ 1,883,723
Swaps — OTC Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	15,236,530	—	—	—	15,236,530
	$ —	$ —	$ 15,823,538	$ 1,883,723	$ —	$ —	$ 17,707,261
Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts Unrealized depreciation on forward foreign currency exchange contracts	$ —	$ —	$ —	$ 5,376,982	$ —	$ —	$ 5,376,982
Swaps — OTC Unrealized depreciation on OTC swaps; Swap premiums received	—	—	15,032,817	—	—	—	15,032,817
	$ —	$ —	$ 15,032,817	$ 5,376,982	$ —	$ —	$ 20,409,799

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets
and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2026, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ 195,402	$ —	$ —	$ —	$ 195,402
Forward foreign currency exchange contracts	—	—	—	(7,905,712)	—	—	(7,905,712)
Swaps	—	—	(50,363,321)	—	—	—	(50,363,321)
	$ —	$ —	$ (50,167,919)	$ (7,905,712)	$ —	$ —	$ (58,073,631)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ 587,008	$ —	$ —	$ —	$ 587,008
Forward foreign currency exchange contracts	—	—	—	(2,947,004)	—	—	(2,947,004)
Swaps	—	—	6,891,214	—	—	—	6,891,214
	$ —	$ —	$ 7,478,222	$ (2,947,004)	$ —	$ —	$ 4,531,218
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$7,706,259
Average notional value of contracts — short	— (a)
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	200,494,646
Average amounts sold — in USD	293,965,409
Equity swaps:
Average notional value — long	237,427,340
Average notional value — short	294,314,124

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Fund’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$ 155,288	$ —

2026 BlackRock Annual Financial Statements and Additional Information

Schedule of Investments (continued)
April 30, 2026
iShares Disciplined Volatility Equity Active ETF

	Assets	Liabilities
Forward foreign currency exchange contracts	$ 1,883,723	$ 5,376,982
Swaps — OTC(a)	15,236,530	15,032,817
Total derivative assets and liabilities in the Statements of Assets and Liabilities	17,275,541	20,409,799
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(155,288)	—
Total derivative assets and liabilities subject to an MNA	$ 17,120,253	$ 20,409,799

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Statements of Assets and Liabilities.
The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)
Barclays Bank PLC	$ 142,453	$ (142,453)	$ —	$ —	$ —
BNP Paribas SA	238,106	(200,491)	—	—	37,615
Citibank N.A.	11,740,888	(11,740,888)	—	—	—
Deutsche Bank AG	155,246	(53,973)	—	—	101,273
Goldman Sachs International	56,238	(56,238)	—	—	—
HSBC Bank PLC	260,596	(260,596)	—	—	—
JPMorgan Chase Bank N.A.	2,958,146	(2,958,146)	—	—	—
Morgan Stanley & Co. International PLC	49,505	(49,505)	—	—	—
Natwest Markets PLC	46,075	(46,075)	—	—	—
Royal Bank of Canada	152,776	(51,904)	—	—	100,872
Societe Generale	114,492	(114,492)	—	—	—
UBS AG	122,921	(122,921)	—	—	—
	$ 16,037,442	$ (15,797,682)	$ —	$ —	$ 239,760

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(c)(e)
Barclays Bank PLC	$ 232,821	$ (142,453)	$ —	$ (90,368)	$ —
BNP Paribas SA	200,491	(200,491)	—	—	—
Canadian Imperial Bank of Commerce	1,300	—	—	—	1,300
Citibank N.A.	12,534,311	(11,740,888)	—	(793,423)	—
Deutsche Bank AG	53,973	(53,973)	—	—	—
Goldman Sachs International	463,147	(56,238)	—	—	406,909
HSBC Bank PLC	949,720	(260,596)	—	—	689,124
JPMorgan Chase Bank N.A.	5,012,845	(2,958,146)	—	(1,382,000)	672,699
Merrill Lynch International	232,163	—	—	—	232,163
Morgan Stanley & Co. International PLC	322,018	(49,505)	—	(272,513)	—
Natwest Markets PLC	54,533	(46,075)	—	—	8,458
Royal Bank of Canada	51,904	(51,904)	—	—	—
Societe Generale	143,083	(114,492)	—	—	28,591
UBS AG	157,490	(122,921)	—	—	34,569
	$ 20,409,799	$ (15,797,682)	$ —	$ (2,538,304)	$ 2,073,813

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.
Schedule of Investments

Schedule of Investments (continued)
April 30, 2026
iShares Disciplined Volatility Equity Active ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Australia	$ —	$ 2,968,420	$ —	$ 2,968,420
Belgium	—	1,683,577	—	1,683,577
Brazil	6,531,048	—	—	6,531,048
Canada	1,425,217	—	—	1,425,217
China	2,212,421	116,235,792	—	118,448,213
Denmark	1,905,230	—	—	1,905,230
Finland	—	7,617,704	—	7,617,704
France	—	18,938,086	—	18,938,086
Germany	—	19,308,153	—	19,308,153
Hong Kong	3,039,229	6,680,580	—	9,719,809
Indonesia	—	1,334,419	—	1,334,419
Ireland	1,607,968	—	—	1,607,968
Israel	3,536,599	—	—	3,536,599
Italy	—	755,222	—	755,222
Japan	13,469,950	157,510,644	—	170,980,594
Mexico	12,601,015	—	—	12,601,015
Netherlands	4,593,216	—	—	4,593,216
Norway	1,250,614	—	—	1,250,614
Puerto Rico	2,147,314	—	—	2,147,314
Saudi Arabia	5,924,257	7,497,533	—	13,421,790
Singapore	—	4,489,569	—	4,489,569
South Africa	568,124	—	—	568,124
South Korea	2,446,817	9,000,020	—	11,446,837
Switzerland	7,301,423	6,081,685	—	13,383,108
Taiwan	4,589,850	52,547,307	—	57,137,157
Thailand	—	775,409	—	775,409
United States	1,106,373,237	—	—	1,106,373,237
Investment Companies	48,044,197	—	—	48,044,197
Short-Term Securities
Money Market Funds	72,420,869	—	—	72,420,869
	$ 1,301,988,595	$ 413,424,120	$ —	$ 1,715,412,715
Derivative Financial Instruments(a)
Assets
Equity Contracts	$ 587,008	$ 15,236,530	$ —	$ 15,823,538
Foreign Currency Exchange Contracts	—	1,883,723	—	1,883,723
Liabilities
Equity Contracts	—	(15,032,817)	—	(15,032,817)
Foreign Currency Exchange Contracts	—	(5,376,982)	—	(5,376,982)
	$ 587,008	$ (3,289,546)	$ —	$ (2,702,538)

(a)
Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

2026 BlackRock Annual Financial Statements and Additional Information

Consolidated Schedule of Investments
April 30, 2026
iShares Dynamic Equity Active ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Brazil — 0.1%
MercadoLibre, Inc.(a)	1,709	$ 3,063,605
Canada — 1.7%
Cameco Corp.	108,653	13,368,665
Cenovus Energy, Inc.	575,449	16,826,129
Suncor Energy, Inc.	230,133	15,763,721
		45,958,515
China — 0.8%
BYD Co. Ltd., ADR	498,841	6,644,562
Tencent Holdings Ltd., ADR	246,020	15,012,141
		21,656,703
Denmark — 0.4%
DSV A/S, ADR	102,837	12,574,909
France — 2.3%
Airbus SE, ADR	195,991	10,091,577
EssilorLuxottica SA, ADR	9	959
Hermes International SCA, ADR	49,548	9,456,731
LVMH Moet Hennessy Louis Vuitton SE, ADR	60,922	6,464,433
Sanofi SA, ADR	120,978	5,635,155
Societe Generale SA, ADR	1,634,018	26,209,649
TotalEnergies SE	53,633	4,972,316
		62,830,820
Germany — 0.6%
Heidelberg Materials AG, ADR(b)	110,323	4,882,896
Siemens AG, ADR(b)	74,201	11,016,622
Siemens Energy AG, ADR	6,755	1,435,100
		17,334,618
Hong Kong — 0.2%
AIA Group Ltd., ADR	113,056	5,002,728
Italy — 2.2%
Intesa Sanpaolo SpA, ADR	869,659	35,482,087
UniCredit SpA, ADR	646,564	25,002,630
		60,484,717
Japan — 4.6%
Advantest Corp., ADR	21,241	3,972,067
Aeon Co. Ltd., ADR	49,969	482,701
Ajinomoto Co., Inc., ADR(a)	49,919	1,633,849
Astellas Pharma, Inc., ADR	105,402	1,507,249
Bridgestone Corp., ADR	121,193	1,256,771
Central Japan Railway Co., ADR	110,212	1,318,135
Chugai Pharmaceutical Co. Ltd., ADR	18,490	507,735
Dai-ichi Life Holdings, Inc., ADR	63,840	1,177,848
Daiichi Sankyo Co. Ltd., ADR	21,197	347,843
Daikin Industries Ltd., ADR	64,610	917,462
Daiwa House Industry Co. Ltd., ADR	68,712	2,101,900
Denso Corp., ADR	153,941	1,842,674
Disco Corp., ADR	31,158	1,499,011
East Japan Railway Co., ADR	16,095	176,079
Ebara Corp., ADR	7,872	137,052
ENEOS Holdings, Inc., ADR	72,427	1,318,171
FANUC Corp., ADR(b)	71,015	1,573,692
Fast Retailing Co. Ltd., ADR	69,742	3,290,428
FUJIFILM Holdings Corp., ADR	17,583	160,709
Fujikura Ltd., ADR	63,761	1,274,582
Fujitsu Ltd., ADR(b)	77,670	1,553,400
Hitachi Ltd., ADR(b)	135,794	4,301,954
Hoya Corp., ADR(b)	10,129	1,892,097
Security	Shares	Value
Japan (continued)
IHI Corp., ADR	32,804	$ 603,922
Inpex Corp., ADR	30,465	796,050
ITOCHU Corp., ADR(b)	163,585	2,030,090
Japan Post Holdings Co. Ltd., ADR	96,156	1,213,489
Japan Tobacco, Inc., ADR	124,131	2,316,284
Kajima Corp., ADR	21,855	866,081
Kao Corp., ADR	97,448	718,192
Kawasaki Heavy Industries Ltd., ADR(b)	26,188	216,051
KDDI Corp., ADR	24,309	398,181
Kioxia Holdings Corp., ADR(a)	79,582	1,983,183
Komatsu Ltd., ADR	3,525	151,222
Kubota Corp., ADR	23,698	1,949,516
Kyocera Corp., ADR(b)	82,192	1,545,210
Lasertec Corp., ADR	13,674	759,044
LY Corp., ADR	108,235	567,151
Marubeni Corp., ADR(b)	5,434	2,120,347
Mitsubishi Corp., ADR	102,344	3,300,594
Mitsubishi Electric Corp., ADR	26,169	2,102,417
Mitsubishi Estate Co. Ltd., ADR	28,056	800,999
Mitsubishi Heavy Industries Ltd., ADR(b)	101,490	3,015,268
Mitsubishi UFJ Financial Group, Inc., ADR(b)	286,922	5,150,250
Mitsui & Co. Ltd., ADR	3,744	2,824,586
Mitsui Fudosan Co. Ltd., ADR	22,269	731,982
Mizuho Financial Group, Inc., ADR(b)	374,599	3,221,551
MS&AD Insurance Group Holdings, Inc., ADR(b)	64,163	1,656,047
Murata Manufacturing Co. Ltd., ADR	142,437	2,385,820
NEC Corp., ADR	95,296	1,353,203
Nintendo Co. Ltd., ADR	75,197	915,147
Nippon Steel Corp., ADR	270,069	1,004,657
Nomura Holdings, Inc., ADR(b)	150,146	1,210,177
NTT, Inc., ADR	44,056	1,070,340
Obic Co. Ltd., ADR(b)	17,523	232,530
Oriental Land Co. Ltd., ADR	27,077	377,724
ORIX Corp., ADR(b)	58,303	1,959,564
Otsuka Holdings Co. Ltd., ADR	35,224	1,299,413
Pan Pacific International Holdings Corp., ADR	76,744	867,975
Panasonic Holdings Corp., ADR	24,121	494,963
Recruit Holdings Co. Ltd., ADR	208,278	1,930,737
Renesas Electronics Corp., ADR	75,227	773,334
Resona Holdings, Inc., ADR(b)	29,291	734,618
Secom Co. Ltd., ADR	73,140	664,111
Seven & i Holdings Co. Ltd., ADR(b)	137,564	1,644,578
Shimano, Inc., ADR(b)	12,330	129,342
Shin-Etsu Chemical Co. Ltd., ADR	65,872	1,524,278
SMC Corp., ADR	53,280	1,302,696
SoftBank Corp., ADR(b)	99,878	1,409,279
SoftBank Group Corp., ADR	159,954	2,719,218
Sompo Holdings, Inc., ADR	73,825	1,365,024
Sony Group Corp., ADR(b)	158,573	3,185,732
Sumitomo Corp., ADR	31,898	1,193,304
Sumitomo Electric Industries Ltd., ADR	26,634	1,789,805
Sumitomo Metal Mining Co. Ltd., ADR	41,059	619,170
Sumitomo Mitsui Financial Group, Inc., ADR(b)	158,098	3,356,421
Sumitomo Mitsui Trust Group, Inc., ADR	125,682	864,692
Sumitomo Realty & Development Co. Ltd., ADR	6,928	107,315
Suntory Beverage & Food Ltd., ADR	4,972	71,647
Suzuki Motor Corp., ADR	2,105	93,588
Takeda Pharmaceutical Co. Ltd., ADR	112,412	1,875,032
TDK Corp., ADR	105,069	1,960,588
Tokio Marine Holdings, Inc., ADR	49,405	2,262,749
Tokyo Electron Ltd., ADR	21,221	3,189,516
Toyota Motor Corp., ADR(b)	18,598	3,582,347
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2026
iShares Dynamic Equity Active ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Japan (continued)
Toyota Tsusho Corp., ADR	27,090	$ 498,185
Trend Micro, Inc., ADR	2,566	88,450
Unicharm Corp., ADR	111,994	333,742
		127,722,127
Netherlands — 2.4%
ASML Holding NV, Registered Shares(c)	28,661	41,242,892
ING Groep NV, ADR	823,860	23,834,270
		65,077,162
Spain — 0.0%
CaixaBank SA, ADR	210	880
Industria de Diseno Textil SA, ADR	92,165	1,376,023
		1,376,903
Taiwan — 1.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	91,944	36,415,341
United Arab Emirates — 0.0%
NMC Health PLC(a)(d)	504	—
United Kingdom — 4.5%
AstraZeneca PLC	102,642	19,232,032
BAE Systems PLC, ADR	172,476	19,258,670
British American Tobacco PLC, ADR	288,804	16,981,675
Compass Group PLC, ADR	292,546	8,284,903
National Grid PLC, ADR	217,695	19,492,410
RELX PLC, ADR	242,353	8,867,696
Rolls-Royce Holdings PLC, ADR(b)	510,929	8,246,394
Shell PLC, ADR	249,404	22,613,461
		122,977,241
United States — 71.7%
Abbott Laboratories	30	2,724
AbbVie, Inc.	55,093	11,642,253
Advanced Micro Devices, Inc.(a)	56,416	19,998,908
Alphabet, Inc., Class C	408,418	155,991,171
Amazon.com, Inc.(a)	322,509	85,484,236
Amphenol Corp., Class A	37,869	5,576,968
Antero Resources Corp.(a)	86,554	3,398,110
APA Corp.	167,534	6,823,660
Apple, Inc.	454,292	123,272,134
AppLovin Corp., Class A(a)	7,141	3,187,385
Arista Networks, Inc.(a)	38,436	6,638,282
Autodesk, Inc.(a)	16,320	3,867,840
Bank of America Corp.	599,054	32,025,427
Best Buy Co., Inc.	10	605
Boeing Co.(a)	122,327	28,016,553
Booking Holdings, Inc.	24,573	4,137,110
Boston Scientific Corp.(a)	27,700	1,595,797
BP PLC, ADR	76,317	3,615,899
Broadcom, Inc.	173,419	72,390,293
Burlington Stores, Inc.(a)	7,566	2,421,196
Cadence Design Systems, Inc.(a)	22,601	7,449,064
Caterpillar, Inc.	11,324	10,079,606
Cheniere Energy, Inc.	12,910	3,549,604
Cisco Systems, Inc.	298,773	27,337,729
Citigroup, Inc.	199,030	25,471,859
Citizens Financial Group, Inc.	224,201	14,584,275
Coinbase Global, Inc., Class A(a)	6,136	1,152,157
Costco Wholesale Corp.	35,071	35,580,582
CRH PLC	108,622	12,863,017
Crowdstrike Holdings, Inc., Class A(a)	6,660	2,968,695
CSX Corp.	393,315	17,868,300
D.R. Horton, Inc.	66,019	10,157,683
Security	Shares	Value
United States (continued)
Darden Restaurants, Inc.	6,522	$ 1,308,052
Datadog, Inc., Class A(a)	74,302	9,821,981
Delta Air Lines, Inc.	228,601	15,542,582
Dick’s Sporting Goods, Inc.	6,082	1,380,127
Edwards Lifesciences Corp.(a)	131,468	10,977,578
Eli Lilly & Co.	48,372	45,208,471
EQT Corp.	179,495	10,784,060
Estee Lauder Cos., Inc., Class A	93	7,134
Exxon Mobil Corp.	218,672	33,747,650
Fifth Third Bancorp	377,202	19,146,774
Freeport-McMoRan, Inc.	353,404	20,419,683
GE Vernova, Inc.	14,935	16,181,475
General Electric Co.	93,220	27,027,275
Gilead Sciences, Inc.	51,727	6,767,961
Goldman Sachs Group, Inc.	12,144	11,218,263
Hilton Worldwide Holdings, Inc.	40,489	13,121,270
Home Depot, Inc.	66,332	21,809,962
Honeywell International, Inc.	32,380	6,940,005
Intel Corp.(a)	125,510	11,858,185
Intuitive Surgical, Inc.(a)	24,393	11,162,481
Johnson & Johnson	122,284	28,106,977
JPMorgan Chase & Co.	96,716	30,294,353
Lam Research Corp.	43,550	11,229,803
Live Nation Entertainment, Inc.(a)	95,255	15,044,575
Lumentum Holdings, Inc.(a)	9,772	8,817,471
Marsh & McLennan Cos., Inc.	79,298	13,299,068
Mastercard, Inc., Class A	25,492	12,820,437
McDonald’s Corp.	58,812	17,266,615
McKesson Corp.	25,449	20,746,025
Merck & Co., Inc.	144,600	15,787,428
Meta Platforms, Inc., Class A	91,933	56,254,722
Micron Technology, Inc.	91,268	47,200,159
Microsoft Corp.	155,281	63,320,486
MongoDB, Inc., Class A(a)	30,205	7,576,320
Netflix, Inc.(a)	130,601	12,225,560
NextEra Energy, Inc.	269,650	26,393,342
NVIDIA Corp.	765,035	152,678,035
Oracle Corp.	65,051	10,498,581
Palantir Technologies, Inc., Class A(a)	81,358	11,317,711
Palo Alto Networks, Inc.(a)	25,001	4,483,179
Parker-Hannifin Corp.	17,850	16,233,147
PepsiCo, Inc.	58,882	9,332,208
Philip Morris International, Inc.	87,100	14,377,597
Progressive Corp.	73,772	14,848,828
Roche Holding AG, ADR	200,518	10,202,356
Rockwell Automation, Inc.	27,777	11,358,293
Ross Stores, Inc.	14,043	3,198,855
Royal Caribbean Cruises Ltd.	6,615	1,744,772
ServiceTitan, Inc., Class A(a)	69,143	4,111,243
Snowflake, Inc., Class A(a)	51,036	6,964,883
Starbucks Corp.	55,546	5,850,660
Stryker Corp.	47,910	15,097,878
Targa Resources Corp.	40,097	10,428,428
Tesla, Inc.(a)	88,861	33,912,023
Texas Instruments, Inc.	26,394	7,418,826
Thermo Fisher Scientific, Inc.	33,220	15,911,051
TJX Cos., Inc.	144,360	22,628,430
Trane Technologies PLC	34,090	16,790,689
Uber Technologies, Inc.(a)	78,897	5,886,505
Ulta Beauty, Inc.(a)	2,332	1,253,403
Union Pacific Corp.	43,074	11,607,582
United Airlines Holdings, Inc.(a)	601	54,090

2026 BlackRock Annual Financial Statements and Additional Information

Consolidated Schedule of Investments (continued)
April 30, 2026
iShares Dynamic Equity Active ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
UnitedHealth Group, Inc.	32,238	$ 11,943,534
Valero Energy Corp.	34,806	8,791,299
Vertex Pharmaceuticals, Inc.(a)	19,467	8,319,806
Vertiv Holdings Co., Class A	24,212	7,953,400
Vistra Corp.	71,246	11,245,469
Walmart, Inc.	276,793	36,517,300
Walt Disney Co.	223,577	23,196,114
Wells Fargo & Co.	113,428	9,327,184
Williams Cos., Inc.	267,426	20,407,278
Wynn Resorts Ltd.	11,193	1,198,882
		1,977,052,951
Total Common Stocks — 92.8% (Cost: $2,113,566,232)		2,559,528,340
Investment Companies
United States — 2.4%
iShares China Large-Cap ETF(e)	184,894	6,802,250
iShares Core S&P Small-Cap ETF(e)	5,315	728,686
iShares MSCI China ETF(b)(e)	24,494	1,410,120
iShares Russell 2000 ETF(b)(e)	20,415	5,674,758
KraneShares CSI China Internet ETF(b)	110,082	3,167,059
SPDR Gold Shares(f)	110,750	46,920,345
State Street SPDR S&P Homebuilders ETF(b)	5,309	562,754
State Street SPDR S&P Regional Banking ETF(b)	32,487	2,269,217
Total Investment Companies — 2.4% (Cost: $70,401,669)		67,535,189
Total Long-Term Investments — 95.2% (Cost: $2,183,967,901)		2,627,063,529
Short-Term Securities
Money Market Funds — 5.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 3.83%(e)(g)(h)	20,907,987	20,914,259
BlackRock Cash Funds: Treasury, SL Agency Shares, 3.61%(e)(g)	119,412,329	119,412,329
Total Short-Term Securities — 5.1% (Cost: $140,326,097)		140,326,588
Options Purchased — 0.7% (Cost: $20,771,173)		20,207,040
Total Investments Before Options Written — 101.0% (Cost: $2,345,065,171)		2,787,597,157
Options Written — (0.4)% (Premiums Received: $(15,243,258))		(11,501,915)
Total Investments, Net of Options Written — 100.6% (Cost: $2,329,821,913)		2,776,095,242
Liabilities in Excess of Other Assets — (0.6)%		(17,561,515)
Net Assets — 100.0%		$ 2,758,533,727

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2026
iShares Dynamic Equity Active ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2026 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at April 30, 2025	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/26	Shares Held at 04/30/26	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$ —	$ 20,917,619 (a)	$ —	$ (3,851)	$ 491	$ 20,914,259	20,907,987	$ 257,333 (b)	$ —
BlackRock Cash Funds: Treasury, SL Agency Shares	—	119,412,329 (a)	—	—	—	119,412,329	119,412,329	5,565,163	—
BlackRock Liquidity Funds, T-Fund, Institutional Shares(c)	229,882,821	—	(229,882,821)(a)	—	—	—	—	5,389,302	—
iShares China Large-Cap ETF	2,765,955	8,461,539	(4,522,455)	39,264	57,947	6,802,250	184,894	106,485	—
iShares Core S&P Small-Cap ETF	417,442	159,879	(15,918)	(169)	167,452	728,686	5,315	7,022	—
iShares MSCI China ETF	1,024,108	321,012	(34,279)	10,018	89,261	1,410,120	24,494	26,198	—
iShares Russell 2000 ETF	—	21,910,412	(16,828,052)	(23,944)	616,342	5,674,758	20,415	—	—
				$ 21,318	$ 931,493	$ 154,942,402		$ 11,351,503	$ —

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
NSE IFSC Nifty 50 Index	72	05/26/26	$ 3,496	$ 23,508
KOSPI 200 Index	16	06/11/26	2,693	460,085
E-mini Russell 2000 Index	198	06/18/26	27,797	2,837,259
S&P/TSE 60 Index	4	06/18/26	1,169	41,293
Euro Stoxx 50 Index	96	06/19/26	6,580	127,171
Euro Stoxx Banks Index	147	06/19/26	2,219	145,730
				3,635,046
Short Contracts
NASDAQ 100 E-Mini Index	59	06/18/26	32,563	(3,204,166)
S&P 500 E-Mini Index	429	06/18/26	155,378	(10,283,558)
SPI 200 Index	4	06/18/26	624	(224)
				(13,487,948)
				$ (9,852,902)
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,877,963	USD	1,344,616	Barclays Bank PLC	06/17/26	$ 6,335
AUD	61,638,567	USD	43,921,603	Morgan Stanley & Co. International PLC	06/17/26	419,338
CAD	3,754,453	USD	2,750,820	JPMorgan Chase Bank N.A.	06/17/26	18,607
CAD	7,914,000	USD	5,773,471	JPMorgan Chase Bank N.A.	06/17/26	64,195
EUR	327,019	USD	383,174	Barclays Bank PLC	06/17/26	1,392
EUR	4,324,400	USD	4,997,165	Citibank N.A.	06/17/26	88,224
EUR	4,701,700	USD	5,445,995	JPMorgan Chase Bank N.A.	06/17/26	83,089
EUR	5,325,300	USD	6,240,352	JPMorgan Chase Bank N.A.	06/17/26	22,070
EUR	6,683,300	USD	7,706,612	JPMorgan Chase Bank N.A.	06/17/26	152,784

2026 BlackRock Annual Financial Statements and Additional Information

Consolidated Schedule of Investments (continued)
April 30, 2026
iShares Dynamic Equity Active ETF

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	9,707,800	USD	11,310,252	JPMorgan Chase Bank N.A.	06/17/26	$ 105,882
EUR	248,732	USD	288,439	Morgan Stanley & Co. International PLC	06/17/26	4,063
EUR	2,307,147	USD	2,706,277	Morgan Stanley & Co. International PLC	06/17/26	6,871
EUR	6,247,100	USD	7,259,901	Morgan Stanley & Co. International PLC	06/17/26	86,535
EUR	2,822,200	USD	3,271,036	Royal Bank of Canada	06/17/26	47,802
GBP	995,718	USD	1,346,932	JPMorgan Chase Bank N.A.	06/17/26	7,887
GBP	1,928,000	USD	2,618,213	JPMorgan Chase Bank N.A.	06/17/26	5,111
GBP	2,023,200	USD	2,695,155	JPMorgan Chase Bank N.A.	06/17/26	57,702
GBP	7,365,865	USD	9,892,273	JPMorgan Chase Bank N.A.	06/17/26	130,053
ILS	10,427,500	USD	3,376,534	Goldman Sachs International	06/17/26	161,710
ILS	9,297,700	USD	2,992,915	Royal Bank of Canada	06/17/26	161,966
JPY	4,901,515,845	USD	31,305,380	Deutsche Bank AG	06/17/26	111,368
JPY	424,018,400	USD	2,711,883	Goldman Sachs International	06/17/26	5,904
JPY	570,694,413	USD	3,603,934	JPMorgan Chase Bank N.A.	06/17/26	53,988
JPY	639,115,300	USD	4,036,804	JPMorgan Chase Bank N.A.	06/17/26	59,668
NOK	20,226,900	USD	2,165,701	Goldman Sachs International	06/17/26	16,464
NOK	23,540,400	USD	2,444,317	Morgan Stanley & Co. International PLC	06/17/26	95,322
USD	2,505,837	CAD	3,385,300	Royal Bank of Canada	06/17/26	8,711
USD	2,776,025	CHF	2,138,300	UBS AG	06/17/26	26,630
USD	6,302,728	EUR	5,325,000	JPMorgan Chase Bank N.A.	06/17/26	40,659
USD	9,354,361	HKD	72,878,826	Goldman Sachs International	06/17/26	34,743
USD	5,513,243	HKD	43,064,300	JPMorgan Chase Bank N.A.	06/17/26	6,255
USD	109,426	KRW	160,716,110	BNP Paribas SA	06/17/26	218
USD	2,623,049	TWD	82,809,400	Citibank N.A.	06/17/26	6,116
						2,097,662
CAD	121,989,927	USD	90,225,859	BNP Paribas SA	06/17/26	(241,465)
CHF	2,247,000	USD	2,898,421	JPMorgan Chase Bank N.A.	06/17/26	(9,262)
CHF	39,930,274	USD	51,855,882	JPMorgan Chase Bank N.A.	06/17/26	(514,118)
EUR	2,281,217	USD	2,693,827	BNP Paribas SA	06/17/26	(11,172)
EUR	230,865	USD	273,117	HSBC Bank PLC	06/17/26	(1,626)
EUR	4,966,600	USD	5,896,209	JPMorgan Chase Bank N.A.	06/17/26	(55,609)
SEK	179,928,592	USD	19,738,588	Deutsche Bank AG	06/17/26	(206,513)
SEK	24,401,000	USD	2,687,491	JPMorgan Chase Bank N.A.	06/17/26	(38,651)
SGD	12,330,583	USD	9,755,921	Citibank N.A.	06/17/26	(38,750)
USD	2,680,921	CAD	3,655,700	BNP Paribas SA	06/17/26	(15,662)
USD	35,104	CNY	240,646	BNP Paribas SA	06/17/26	(100)
USD	2,343,133	DKK	14,976,824	JPMorgan Chase Bank N.A.	06/17/26	(14,823)
USD	18,021,169	EUR	15,430,350	BNP Paribas SA	06/17/26	(124,544)
USD	459,899	EUR	393,129	Deutsche Bank AG	06/17/26	(2,411)
USD	288,908	EUR	246,222	Morgan Stanley & Co. International PLC	06/17/26	(643)
USD	320,122	EUR	276,478	Morgan Stanley & Co. International PLC	06/17/26	(5,009)
USD	335,761	EUR	288,188	Morgan Stanley & Co. International PLC	06/17/26	(3,141)
USD	4,254,434	GBP	3,174,400	JPMorgan Chase Bank N.A.	06/17/26	(64,797)
USD	9,410,523	GBP	7,078,600	JPMorgan Chase Bank N.A.	06/17/26	(220,938)
USD	4,440,419	GBP	3,326,100	Morgan Stanley & Co. International PLC	06/17/26	(85,222)
USD	499,717	JPY	78,172,815	BNP Paribas SA	06/17/26	(1,339)
USD	2,511,356	JPY	395,889,600	BNP Paribas SA	06/17/26	(26,138)
USD	7,144,084	JPY	1,125,208,800	BNP Paribas SA	06/17/26	(68,052)
USD	929,749	JPY	145,375,692	Deutsche Bank AG	06/17/26	(2,051)
USD	8,410,288	TWD	269,261,500	Citibank N.A.	06/17/26	(98,884)
USD	3,258,363	TWD	103,147,700	JPMorgan Chase Bank N.A.	06/17/26	(1,300)
USD	22,326,302	TWD	709,306,618	UBS AG	06/17/26	(89,127)
						(1,941,347)
						$ 156,315
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2026
iShares Dynamic Equity Active ETF

Exchange-Traded Options Purchased
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	515	05/01/26	USD	708.00	USD	37,011	$ 586,466
InvesCo QQQ Trust, Series 1	1,002	05/08/26	USD	655.00	USD	66,908	1,679,871
SPDR S&P 500 ETF Trust	801	05/08/26	USD	705.00	USD	57,565	1,325,929
SPDR S&P 500 ETF Trust	1,189	05/08/26	USD	714.00	USD	85,449	1,104,247
SPDR S&P 500 ETF Trust	723	05/08/26	USD	718.00	USD	51,959	474,612
Abbott Laboratories	90	05/15/26	USD	120.00	USD	817	1,125
AbbVie, Inc.	43	05/15/26	USD	250.00	USD	909	452
Alphabet, Inc., Class C	191	05/15/26	USD	340.00	USD	7,295	829,417
Amazon.com, Inc.	106	05/15/26	USD	235.00	USD	2,810	328,600
Amazon.com, Inc.	1,562	05/15/26	USD	245.00	USD	41,402	3,354,395
Apple, Inc.	193	05/15/26	USD	275.00	USD	5,237	111,457
Bank of America Corp.	204	05/15/26	USD	50.00	USD	1,091	77,520
Boeing Co.	46	05/15/26	USD	235.00	USD	1,054	17,020
Broadcom, Inc.	58	05/15/26	USD	380.00	USD	2,421	241,280
Cameco Corp.	86	05/15/26	USD	125.00	USD	1,058	50,310
Caterpillar, Inc.	14	05/15/26	USD	780.00	USD	1,246	158,025
Cisco Systems, Inc.	127	05/15/26	USD	85.00	USD	1,162	96,837
CSX Corp.	245	05/15/26	USD	45.00	USD	1,113	29,400
Edwards Lifesciences Corp.	116	05/15/26	USD	95.00	USD	969	2,610
Eli Lilly & Co.	21	05/15/26	USD	1,100.00	USD	1,963	1,785
Eli Lilly & Co.	75	05/15/26	USD	1,000.00	USD	7,010	57,937
GE Aerospace	30	05/15/26	USD	350.00	USD	870	750
GE Vernova, Inc.	12	05/15/26	USD	930.00	USD	1,300	193,200
Home Depot, Inc.	28	05/15/26	USD	385.00	USD	921	546
Honeywell International, Inc.	41	05/15/26	USD	260.00	USD	879	1,128
Intel Corp.	206	05/15/26	USD	52.50	USD	1,946	868,290
Intuitive Surgical, Inc.	20	05/15/26	USD	540.00	USD	915	1,150
InvesCo QQQ Trust, Series 1	127	05/15/26	USD	660.00	USD	8,480	204,488
iShares Expanded Tech-Software Sector ETF	731	05/15/26	USD	85.00	USD	6,134	133,961
JPMorgan Chase & Co.	34	05/15/26	USD	315.00	USD	1,065	18,275
Lam Research Corp.	45	05/15/26	USD	240.00	USD	1,160	109,350
Mastercard, Inc., Class A	20	05/15/26	USD	555.00	USD	1,006	1,050
McKesson Corp.	11	05/15/26	USD	1,020.00	USD	897	3,548
Merck & Co., Inc.	85	05/15/26	USD	130.00	USD	928	255
Meta Platforms, Inc., Class A	19	05/15/26	USD	720.00	USD	1,163	1,454
Micron Technology, Inc.	25	05/15/26	USD	460.00	USD	1,293	169,312
Microsoft Corp.	108	05/15/26	USD	445.00	USD	4,404	12,474
MongoDB, Inc., Class A	36	05/15/26	USD	300.00	USD	903	6,372
Netflix, Inc.	104	05/15/26	USD	105.00	USD	974	1,560
NVIDIA Corp.	363	05/15/26	USD	200.00	USD	7,244	224,152
Oracle Corp.	61	05/15/26	USD	180.00	USD	984	9,516
Palantir Technologies Inc, Class A	65	05/15/26	USD	165.00	USD	904	8,970
Philip Morris International, Inc.	59	05/15/26	USD	185.00	USD	974	1,475
SPDR Gold Shares(a)	2,870	05/15/26	USD	495.00	USD	121,590	40,629
Tesla, Inc.	30	05/15/26	USD	450.00	USD	1,145	2,610
Thermo Fisher Scientific, Inc.	20	05/15/26	USD	540.00	USD	958	900
Trane Technologies PLC	23	05/15/26	USD	470.00	USD	1,133	63,595
United Airlines Holdings, Inc.	575	05/15/26	USD	115.00	USD	5,175	6,900
Vertiv Holdings Co., Class A	37	05/15/26	USD	300.00	USD	1,215	130,610
Vertiv Holdings Co., Class A	616	05/15/26	USD	310.00	USD	20,235	1,678,600
Vistra Corp.	62	05/15/26	USD	175.00	USD	979	16,833
Walmart, Inc.	159	05/15/26	USD	135.00	USD	2,098	22,260
Walt Disney Co.	98	05/15/26	USD	110.00	USD	1,017	15,288
Wells Fargo & Co.	129	05/15/26	USD	85.00	USD	1,061	8,063
Nikkei 225 Index	9	06/12/26	JPY	61,000.00	JPY	533,564	89,106
GE Vernova, Inc.	128	06/18/26	USD	1,050.00	USD	13,868	1,254,400
iShares MSCI Emerging Markets ETF	559	06/18/26	USD	65.00	USD	3,577	100,741
State Street SPDR S&P Regional Banking ETF	343	06/18/26	USD	69.00	USD	2,396	119,196
Vertiv Holdings Co., Class A	616	06/18/26	USD	320.00	USD	20,235	2,169,860
Euro Stoxx Banks	220	06/19/26	EUR	270.00	EUR	2,859	69,715

2026 BlackRock Annual Financial Statements and Additional Information

Consolidated Schedule of Investments (continued)
April 30, 2026
iShares Dynamic Equity Active ETF

Exchange-Traded Options Purchased (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
iShares China Large-Cap ETF	682	07/17/26	USD	39.00	USD	2,509	$ 46,635
iShares MSCI Emerging Markets ETF	420	07/17/26	USD	65.00	USD	2,688	102,726
							18,439,238
Put
Micron Technology, Inc.	147	05/15/26	USD	380.00	USD	7,602	22,638
ASML Holding N.V., ADR	60	06/18/26	USD	1,340.00	USD	8,634	302,700
NVIDIA Corp.	1,227	06/18/26	USD	170.00	USD	24,487	355,830
NVIDIA Corp.	1,170	07/17/26	USD	180.00	USD	23,350	798,525
							1,479,693
							$ 19,918,931

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
OTC Options Purchased
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
KOSPI 200 Index	JPMorgan Chase Bank N.A.	5,750,000	06/11/26	KRW	980.00	KRW	5,704,863	$ 288,109
Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Eli Lilly & Co.	75	05/15/26	USD	1,080.00	USD	7,010	$ (8,813)
Vertiv Holdings Co., Class A	616	05/15/26	USD	350.00	USD	20,235	(471,240)
Advanced Micro Devices, Inc.	125	06/18/26	USD	340.00	USD	4,431	(524,687)
ASML Holding N.V., ADR	90	06/18/26	USD	1,760.00	USD	12,951	(137,250)
GE Vernova, Inc.	128	06/18/26	USD	1,220.00	USD	13,868	(394,240)
iShares MSCI Emerging Markets ETF	559	06/18/26	USD	70.00	USD	3,577	(23,979)
Lam Research Corp.	50	06/18/26	USD	340.00	USD	1,289	(15,600)
NVIDIA Corp.	1,227	06/18/26	USD	210.00	USD	24,487	(1,024,545)
Vertiv Holdings Co., Class A	616	06/18/26	USD	370.00	USD	20,235	(947,100)
Euro Stoxx Banks	329	06/19/26	EUR	300.00	EUR	4,276	(10,619)
Alphabet, Inc., Class C	79	07/17/26	USD	390.00	USD	3,017	(156,617)
Amazon.com, Inc.	107	07/17/26	USD	300.00	USD	2,836	(45,475)
Boeing Co.	120	07/17/26	USD	280.00	USD	2,748	(16,440)
Broadcom, Inc.	66	07/17/26	USD	540.00	USD	2,755	(41,250)
Cisco Systems, Inc.	305	07/17/26	USD	100.00	USD	2,791	(76,555)
Datadog Inc., Class A	208	07/17/26	USD	180.00	USD	2,750	(84,760)
Delta Air Lines, Inc.	379	07/17/26	USD	85.00	USD	2,577	(34,868)
Freeport-McMoRan, Inc.	381	07/17/26	USD	85.00	USD	2,201	(11,049)
GE Aerospace	88	07/17/26	USD	340.00	USD	2,551	(42,680)
Intel Corp.	205	07/17/26	USD	105.00	USD	1,937	(191,675)
Live Nation Entertainment, Inc.	173	07/17/26	USD	180.00	USD	2,732	(51,467)
Meta Platforms, Inc., Class A	41	07/17/26	USD	800.00	USD	2,509	(11,624)
Micron Technology, Inc.	45	07/17/26	USD	680.00	USD	2,327	(118,237)
Microsoft Corp.	63	07/17/26	USD	490.00	USD	2,569	(18,176)
Netflix, Inc.	283	07/17/26	USD	110.00	USD	2,649	(40,752)
NVIDIA Corp.	132	07/17/26	USD	240.00	USD	2,634	(48,840)
Oracle Corp.	151	07/17/26	USD	240.00	USD	2,437	(27,935)
Palantir Technologies Inc, Class A	183	07/17/26	USD	200.00	USD	2,546	(29,921)
Tesla, Inc.	69	07/17/26	USD	500.00	USD	2,633	(31,050)
Trane Technologies PLC	57	07/17/26	USD	560.00	USD	2,807	(28,785)
Vertiv Holdings Co., Class A	85	07/17/26	USD	420.00	USD	2,792	(89,675)
Vistra Corp.	167	07/17/26	USD	210.00	USD	2,636	(52,772)
Walmart, Inc.	211	07/17/26	USD	150.00	USD	2,784	(33,022)
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2026
iShares Dynamic Equity Active ETF

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Walt Disney Co.	252	07/17/26	USD	120.00	USD	2,615	$ (26,334)
NVIDIA Corp.	1,385	09/18/26	USD	240.00	USD	27,640	(1,177,250)
							(6,045,282)
Put
AbbVie, Inc.	111	05/15/26	USD	185.00	USD	2,346	(2,997)
Apollo Global Management, Inc.	182	05/15/26	USD	105.00	USD	2,343	(8,190)
Apple, Inc.	136	05/15/26	USD	235.00	USD	3,690	(6,664)
Boston Scientific Corp.	304	05/15/26	USD	65.00	USD	1,751	(243,200)
Boston Scientific Corp.	36	05/15/26	USD	70.00	USD	207	(44,641)
CRH PLC	199	05/15/26	USD	105.00	USD	2,357	(7,463)
D.R. Horton, Inc.	150	05/15/26	USD	135.00	USD	2,308	(6,375)
Eli Lilly & Co.	75	05/15/26	USD	840.00	USD	7,010	(24,300)
Home Depot, Inc.	64	05/15/26	USD	325.00	USD	2,104	(36,640)
InvesCo QQQ Trust, Series 1	127	05/15/26	USD	610.00	USD	8,480	(10,662)
iShares Expanded Tech-Software Sector ETF	731	05/15/26	USD	70.00	USD	6,134	(8,771)
MercadoLibre, Inc.	11	05/15/26	USD	1,700.00	USD	1,972	(48,290)
MongoDB, Inc., Class A	74	05/15/26	USD	250.00	USD	1,856	(101,750)
SPDR S&P 500 ETF Trust	106	05/15/26	USD	635.00	USD	7,618	(2,491)
United Airlines Holdings, Inc.	575	05/15/26	USD	100.00	USD	5,175	(613,812)
United Airlines Holdings, Inc.	225	05/15/26	USD	87.50	USD	2,025	(61,087)
Walt Disney Co.	225	05/15/26	USD	95.00	USD	2,334	(21,038)
Wells Fargo & Co.	259	05/15/26	USD	80.00	USD	2,130	(27,195)
Nikkei 225 Index	9	06/12/26	JPY	55,000.00	JPY	533,564	(41,966)
Abbott Laboratories	90	06/18/26	USD	95.00	USD	817	(49,500)
AbbVie, Inc.	43	06/18/26	USD	195.00	USD	909	(11,481)
Amazon.com, Inc.	1,093	06/18/26	USD	200.00	USD	28,971	(59,022)
Apollo Global Management, Inc.	601	06/18/26	USD	105.00	USD	7,736	(85,642)
Apple, Inc.	193	06/18/26	USD	220.00	USD	5,237	(16,019)
ASML Holding N.V., ADR	90	06/18/26	USD	1,120.00	USD	12,951	(100,800)
Bank of America Corp.	435	06/18/26	USD	45.00	USD	2,326	(9,135)
Cameco Corp.	295	06/18/26	USD	90.00	USD	3,630	(32,303)
Cameco Corp.	86	06/18/26	USD	95.00	USD	1,058	(14,749)
Capital One Financial Corp.	108	06/18/26	USD	190.00	USD	2,066	(92,340)
CSX Corp.	245	06/18/26	USD	35.00	USD	1,113	(4,900)
Edwards Lifesciences Corp.	116	06/18/26	USD	70.00	USD	969	(5,800)
Eli Lilly & Co.	23	06/18/26	USD	900.00	USD	2,150	(72,737)
Eli Lilly & Co.	21	06/18/26	USD	850.00	USD	1,963	(34,703)
Estee Lauder Cos., Inc., Class A	571	06/18/26	USD	85.00	USD	4,380	(665,215)
GE Aerospace	30	06/18/26	USD	260.00	USD	870	(13,875)
GE Vernova, Inc.	128	06/18/26	USD	840.00	USD	13,868	(119,680)
Hilton Worldwide Holdings, Inc.	79	06/18/26	USD	260.00	USD	2,560	(8,493)
Home Depot, Inc.	28	06/18/26	USD	300.00	USD	921	(14,560)
Honeywell International, Inc.	41	06/18/26	USD	200.00	USD	879	(11,890)
Intuitive Surgical, Inc.	20	06/18/26	USD	420.00	USD	915	(11,900)
iShares MSCI Emerging Markets ETF	559	06/18/26	USD	58.00	USD	3,577	(34,826)
Mastercard, Inc., Class A	20	06/18/26	USD	430.00	USD	1,006	(3,000)
McKesson Corp.	11	06/18/26	USD	800.00	USD	897	(31,295)
Merck & Co., Inc.	85	06/18/26	USD	100.00	USD	928	(14,493)
Meta Platforms, Inc., Class A	19	06/18/26	USD	550.00	USD	1,163	(13,585)
Microsoft Corp.	108	06/18/26	USD	345.00	USD	4,404	(18,252)
MongoDB, Inc., Class A	36	06/18/26	USD	210.00	USD	903	(42,570)
Oracle Corp.	61	06/18/26	USD	130.00	USD	984	(19,215)
Palantir Technologies Inc, Class A	65	06/18/26	USD	125.00	USD	904	(33,800)
Philip Morris International, Inc.	59	06/18/26	USD	140.00	USD	974	(4,573)
SPDR S&P 500 ETF Trust	308	06/18/26	USD	625.00	USD	22,135	(55,595)
SPDR S&P 500 ETF Trust	72	06/18/26	USD	610.00	USD	5,174	(10,114)
State Street SPDR S&P Regional Banking ETF	343	06/18/26	USD	61.00	USD	2,396	(16,234)
Tesla, Inc.	30	06/18/26	USD	335.00	USD	1,145	(17,925)
Thermo Fisher Scientific, Inc.	20	06/18/26	USD	420.00	USD	958	(6,900)
VanEck Vectors Semiconductor ETF	65	06/18/26	USD	320.00	USD	3,294	(3,718)
Vertex Pharmaceuticals, Inc.	51	06/18/26	USD	380.00	USD	2,180	(29,325)

2026 BlackRock Annual Financial Statements and Additional Information

Consolidated Schedule of Investments (continued)
April 30, 2026
iShares Dynamic Equity Active ETF

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put (continued)
Vistra Corp.	62	06/18/26	USD	130.00	USD	979	$ (18,104)
Walmart, Inc.	159	06/18/26	USD	110.00	USD	2,098	(8,825)
Walt Disney Co.	98	06/18/26	USD	85.00	USD	1,017	(4,067)
Euro Stoxx Banks	220	06/19/26	EUR	240.00	EUR	2,859	(66,487)
iShares China Large-Cap ETF	682	07/17/26	USD	35.00	USD	2,509	(58,039)
iShares MSCI Emerging Markets ETF	420	07/17/26	USD	57.00	USD	2,688	(34,595)
Broadcom, Inc.	129	09/18/26	USD	280.00	USD	5,385	(84,817)
NVIDIA Corp.	207	09/18/26	USD	150.00	USD	4,131	(89,010)
NVIDIA Corp.	303	09/18/26	USD	125.00	USD	6,047	(54,388)
iShares MSCI South Korea ETF	2,154	10/16/26	USD	105.00	USD	34,628	(704,559)
Alphabet, Inc., Class C	262	12/18/26	USD	220.00	USD	10,007	(47,946)
Amazon.com, Inc.	370	12/18/26	USD	160.00	USD	9,807	(69,375)
Broadcom, Inc.	247	12/18/26	USD	220.00	USD	10,311	(114,237)
Intel Corp.	1,234	12/18/26	USD	33.00	USD	11,659	(80,210)
Lam Research Corp.	355	12/18/26	USD	140.00	USD	9,154	(237,850)
Meta Platforms, Inc., Class A	136	12/18/26	USD	420.00	USD	8,322	(121,380)
Micron Technology, Inc.	210	12/18/26	USD	240.00	USD	10,860	(218,925)
NVIDIA Corp.	432	12/18/26	USD	125.00	USD	8,621	(152,280)
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	224	12/18/26	USD	240.00	USD	8,872	(127,120)
							(5,399,910)
							$ (11,445,192)
OTC Options Written
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
KOSPI 200 Index	JPMorgan Chase Bank N.A.	5,750,000	06/11/26	KRW	820.00	KRW	5,704,863	$ (56,723)
Balances Reported in the Statements of Assets and Liabilities for Options Written
Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$ N/A	$ (15,243,258)	$ 6,698,628	$ (2,957,285)	$ (11,501,915)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$ —	$ —	$ 3,635,046	$ —	$ —	$ —	$ 3,635,046
Forward foreign currency exchange contracts Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	2,097,662	—	—	2,097,662
Options purchased Investments at value — unaffiliated(b)	—	—	20,207,040	—	—	—	20,207,040
	$ —	$ —	$ 23,842,086	$ 2,097,662	$ —	$ —	$ 25,939,748
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$ —	$ —	$ 13,487,948	$ —	$ —	$ —	$ 13,487,948
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2026
iShares Dynamic Equity Active ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts Unrealized depreciation on forward foreign currency exchange contracts	$ —	$ —	$ —	$ 1,941,347	$ —	$ —	$ 1,941,347
Options written Options written at value	—	—	11,501,915	—	—	—	11,501,915
	$ —	$ —	$ 24,989,863	$ 1,941,347	$ —	$ —	$ 26,931,210

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the
Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.
For the period ended April 30, 2026, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ 44,053,762	$ —	$ —	$ —	$ 44,053,762
Forward foreign currency exchange contracts	—	—	—	1,104,447	—	—	1,104,447
Options purchased(a)	—	—	8,085,312	—	—	—	8,085,312
Options written	—	—	24,572,526	—	—	—	24,572,526
Swaps	—	—	168,137	—	—	—	168,137
	$ —	$ —	$ 76,879,737	$ 1,104,447	$ —	$ —	$ 77,984,184
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ (12,362,929)	$ —	$ —	$ —	$ (12,362,929)
Forward foreign currency exchange contracts	—	—	—	(5,988,571)	—	—	(5,988,571)
Options purchased(b)	—	—	(1,010,086)	—	—	—	(1,010,086)
Options written	—	—	4,871,782	—	—	—	4,871,782
	$ —	$ —	$ (8,501,233)	$ (5,988,571)	$ —	$ —	$ (14,489,804)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$142,901,705
Average notional value of contracts — short	73,393,575
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	92,492,854
Average amounts sold — in USD	366,583,711
Options:
Average value of option contracts purchased	14,121,672
Average value of option contracts written	10,795,063
Total return swaps:
Average notional value	1,104,106
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Fund’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$ 5,627	$ —

2026 BlackRock Annual Financial Statements and Additional Information

Consolidated Schedule of Investments (continued)
April 30, 2026
iShares Dynamic Equity Active ETF

	Assets	Liabilities
Forward foreign currency exchange contracts	$ 2,097,662	$ 1,941,347
Options	20,207,040 (a)	11,501,915
Total derivative assets and liabilities in the Statements of Assets and Liabilities	22,310,329	13,443,262
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(19,924,558)	(11,445,192)
Total derivative assets and liabilities subject to an MNA	$ 2,385,771	$ 1,998,070

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.
The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)
Barclays Bank PLC	$ 7,727	$ —	$ —	$ —	$ 7,727
BNP Paribas SA	218	(218)	—	—	—
Citibank N.A.	94,340	(94,340)	—	—	—
Deutsche Bank AG	111,368	(111,368)	—	—	—
Goldman Sachs International	218,821	—	—	—	218,821
JPMorgan Chase Bank N.A.	1,096,059	(976,221)	—	—	119,838
Morgan Stanley & Co. International PLC	612,129	(94,015)	—	—	518,114
Royal Bank of Canada	218,479	—	—	—	218,479
UBS AG	26,630	(26,630)	—	—	—
	$ 2,385,771	$ (1,302,792)	$ —	$ —	$ 1,082,979

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(c)(e)
BNP Paribas SA	$ 488,472	$ (218)	$ —	$ —	$ 488,254
Citibank N.A.	137,634	(94,340)	—	—	43,294
Deutsche Bank AG	210,975	(111,368)	—	—	99,607
HSBC Bank PLC	1,626	—	—	—	1,626
JPMorgan Chase Bank N.A.	976,221	(976,221)	—	—	—
Morgan Stanley & Co. International PLC	94,015	(94,015)	—	—	—
UBS AG	89,127	(26,630)	—	—	62,497
	$ 1,998,070	$ (1,302,792)	$ —	$ —	$ 695,278

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)
Net amount represents the net amount payable due to the counterparty in the event of default.  Net amount may be offset further by the options written receivable/payable on the
Statements of Assets and Liabilities.

Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2026
iShares Dynamic Equity Active ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Brazil	$ 3,063,605	$ —	$ —	$ 3,063,605
Canada	45,958,515	—	—	45,958,515
China	21,656,703	—	—	21,656,703
Denmark	12,574,909	—	—	12,574,909
France	62,830,820	—	—	62,830,820
Germany	17,334,618	—	—	17,334,618
Hong Kong	5,002,728	—	—	5,002,728
Italy	60,484,717	—	—	60,484,717
Japan	126,088,278	1,633,849	—	127,722,127
Netherlands	65,077,162	—	—	65,077,162
Spain	1,376,903	—	—	1,376,903
Taiwan	36,415,341	—	—	36,415,341
United Arab Emirates	—	—	—	—
United Kingdom	122,977,241	—	—	122,977,241
United States	1,977,052,951	—	—	1,977,052,951
Investment Companies	67,535,189	—	—	67,535,189
Short-Term Securities
Money Market Funds	140,326,588	—	—	140,326,588
Options Purchased
Equity Contracts	19,918,931	288,109	—	20,207,040
	$ 2,785,675,199	$ 1,921,958	$ —	$ 2,787,597,157
Derivative Financial Instruments(a)
Assets
Equity Contracts	$ 3,611,538	$ 23,508	$ —	$ 3,635,046
Foreign Currency Exchange Contracts	—	2,097,662	—	2,097,662
Liabilities
Equity Contracts	(24,933,140)	(56,723)	—	(24,989,863)
Foreign Currency Exchange Contracts	—	(1,941,347)	—	(1,941,347)
	$ (21,321,602)	$ 123,100	$ —	$ (21,198,502)

(a)
Derivative financial instruments are futures contracts, forward foreign currency exchange contracts and options written. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See notes to financial statements.

2026 BlackRock Annual Financial Statements and Additional Information

Statements of Assets and Liabilities
April 30, 2026

	iShares Disciplined Volatility Equity Active ETF	iShares Dynamic Equity Active ETF(a)
ASSETS
Investments, at value — unaffiliated(b)(c)	$ 1,594,947,649	$ 2,632,654,755
Investments, at value — affiliated(d)	120,465,066	154,942,402
Cash pledged:
Collateral — exchange-traded options written	—	400,000
Collateral — OTC derivatives	6,824,000	—
Futures contracts	1,100,000	12,452,000
Foreign currency, at value(e)	3,190,793	3,519,474
Receivables:
Investments sold	30,796,730	—
Options written	—	413,440
Securities lending income — affiliated	40,671	19,417
Swaps	25,259,825	—
Capital shares sold	397	1,162,829
Dividends — unaffiliated	2,615,415	2,769,549
Dividends — affiliated	28,904	447,000
Variation margin on futures contracts	155,288	5,627
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,883,723	2,097,662
OTC swaps	15,236,530	—
Prepaid expenses	25,296	16,738
Total assets	1,802,570,287	2,810,900,893
LIABILITIES
Bank overdraft	324,347	10,840,095
Collateral on securities loaned	51,568,245	20,917,619
Options written, at value(f)	—	11,501,915
Payables:
Investments purchased	22,125,504	5,993,631
Swaps	33,496,704	—
Capital shares redeemed	—	1,404
Dividends on short sales	4,963	—
Foreign taxes	59,640	—
Investment advisory fees	499,532	825,713
Options written	—	330,471
Professional fees	2,042	14,971
Statements of Assets and Liabilities

Statements of Assets and Liabilities  (continued)
April 30, 2026
	iShares Disciplined Volatility Equity Active ETF	iShares Dynamic Equity Active ETF(a)
Unrealized depreciation on:
Forward foreign currency exchange contracts	$ 5,376,982	$ 1,941,347
OTC swaps	15,032,817	—
Total liabilities	128,490,776	52,367,166
Commitments and contingent liabilities
NET ASSETS	$ 1,674,079,511	$ 2,758,533,727
NET ASSETS CONSIST OF
Paid-in capital	$ 1,525,791,905	$ 2,284,239,737
Accumulated earnings	148,287,606	474,293,990
NET ASSETS	$ 1,674,079,511	$ 2,758,533,727
NET ASSET VALUE
Shares outstanding	64,803,133	104,398,938
Net asset value	$ 25.83	$ 26.42
Shares authorized	Unlimited	Unlimited
Par value	None	None
(a) Consolidated Statement of Assets and Liabilities.
(b) Investments, at cost—unaffiliated	$1,445,843,891	$2,190,849,294
(c) Securities loaned, at value	$50,587,902	$20,972,803
(d) Investments, at cost—affiliated	$123,588,036	$154,215,877
(e) Foreign currency, at cost	$3,162,172	$3,490,090
(f) Premiums received	$—	$15,243,258
See notes to financial statements.

2026 BlackRock Annual Financial Statements and Additional Information

Statements of Operations
Year Ended April 30, 2026

	iShares Disciplined Volatility Equity Active ETF(a)	iShares Dynamic Equity Active ETF(a)(b)
INVESTMENT INCOME
Dividends — unaffiliated	$22,403,006	$12,534,600
Dividends — affiliated	755,215	11,306,848
Interest — unaffiliated	552,896	11,408,337
Securities lending income — affiliated — net	48,874	44,655
Foreign taxes withheld	(905,116)	(1,035,455)
Foreign withholding tax claims	—	49,796
Total investment income	22,854,875	34,308,781
EXPENSES
Investment advisory	5,114,537	8,370,327
Transfer agent — class specific	374,012	620,667
Registration	146,813	213,735
Accounting services	73,334	89,069
Reorganization	71,136	114,490
Professional	67,276	83,447
Interest expense — unaffiliated	51,100	11,294
Custodian	39,064	34,330
Dividends expense — unaffiliated	23,785	—
Printing and postage	9,182	13,972
Trustees and Officer	2,933	4,182
Commitment costs	2,194	3,635
Miscellaneous	16,804	15,080
Total expenses	5,992,170	9,574,228
Less:
Fees waived and/or reimbursed by the Manager	(195,611)	(166,576)
Fees waived and/or reimbursed by the Investment Adviser	(101,861)	(219,215)
Transfer agent fees waived and/or reimbursed by the Investment Adviser — class specific	(33,347)	(28,648)
Total expenses after fees waived and/or reimbursed	5,661,351	9,159,789
Net investment income	17,193,524	25,148,992
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(c)	81,862,045	19,498,640
Investments — affiliated	3,213,141	21,318
Forward foreign currency exchange contracts	(7,905,712)	1,104,447
Foreign currency transactions	(288,393)	692,889
Futures contracts	195,402	44,053,762
In-kind redemptions — unaffiliated	9,368,153	22,465,956
Options written	—	24,572,526
Swaps	(50,363,321)	168,137
	36,081,315	112,577,675
Financial Statements

Statements of Operations  (continued)
Year Ended April 30, 2026
	iShares Disciplined Volatility Equity Active ETF(a)	iShares Dynamic Equity Active ETF(a)(b)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	$102,094,971	$326,098,975
Investments — affiliated	(3,122,970)	931,493
Forward foreign currency exchange contracts	(2,947,004)	(5,988,571)
Foreign currency translations	(30,009)	(94,806)
Futures contracts	587,008	(12,362,929)
Options written	—	4,871,782
Short sales — unaffiliated	(594,617)	—
Swaps	6,891,214	—
	102,878,593	313,455,944
Net realized and unrealized gain	138,959,908	426,033,619
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$156,153,432	$451,182,611
(a) During the period the Fund converted from a mutual fund to an exchange traded fund pursuant to an Agreement and Plan of Reorganization. See Note 1 of the Notes to Financial
Statements for information on the Fund’s reorganization.

(b) Consolidated Statement of Operations.
(c) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(187,725)	$—
See notes to financial statements.

2026 BlackRock Annual Financial Statements and Additional Information

Statements of Changes in Net Assets

	iShares Disciplined Volatility Equity Active ETF(a)		iShares Dynamic Equity Active ETF(a)(b)
	Year Ended 04/30/26	Year Ended 04/30/25(b)	Year Ended 04/30/26	Year Ended 04/30/25

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$17,193,524	$7,658,920	$25,148,992	$11,757,319
Net realized gain (loss)	36,081,315	57,373,688	112,577,675	(13,447,536)
Net change in unrealized appreciation (depreciation)	102,878,593	13,569,536	313,455,944	70,602,434
Net increase in net assets resulting from operations	156,153,432	78,602,144	451,182,611	68,912,217
DISTRIBUTIONS TO SHAREHOLDERS(c)
Fund	(38,602,932)	—	(48,986,234)	—
Predecessor Fund
Institutional	(45,709,178)	(19,586,906)	(12,562,455)	(22,457,821)
Class K	(14,941)	(9,775)	(8,251)	(7,142)
Decrease in net assets resulting from distributions to shareholders	(84,327,051)	(19,596,681)	(61,556,940)	(22,464,963)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	680,705,811	426,107,863	884,597,023	759,975,576
NET ASSETS
Total increase in net assets	752,532,192	485,113,326	1,274,222,694	806,422,830
Beginning of year	921,547,319	436,433,993	1,484,311,033	677,888,203
End of year	$1,674,079,511	$921,547,319	$2,758,533,727	$1,484,311,033

(a)
During the period the Fund converted from a mutual fund to an exchange traded fund pursuant to an Agreement and Plan of Reorganization. See Note 1 of the Notes to Financial Statements for
information on the Fund’s reorganization.

(b)	Consolidated Statements of Changes in Net Assets.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Statements of Changes in Net Assets

Financial Highlights
(For a share outstanding throughout each period)

	iShares Disciplined Volatility Equity Active ETF(a)
	Year Ended 04/30/26	Year Ended 04/30/25(b)	Year Ended 04/30/24(b)	Year Ended 04/30/23(b)	Year Ended 04/30/22(b)

Net asset value, beginning of year	$24.43	$22.14	$20.19	$19.41	$21.37
Net investment income(c)	0.31	0.30	0.37	0.32	0.23
Net realized and unrealized gain (loss)(d)	2.81	2.68	2.08	1.11	(0.85)
Net increase (decrease) from investment operations	3.12	2.98	2.45	1.43	(0.62)
Distributions(e)
From net investment income	(0.79)	(0.07)	(0.50)	(0.65)	(0.13)
From net realized gain	(0.93)	(0.62)	—	—	(1.21)
Total distributions	(1.72)	(0.69)	(0.50)	(0.65)	(1.34)
Net asset value, end of year	$25.83	$24.43	$22.14	$20.19	$19.41
Total Return(f)
Based on net asset value	13.23%	13.56%	12.27%	7.71%	(3.32)%
Ratios to Average Net Assets(g)
Total expenses	0.40%	0.50%	0.61%	0.93%	2.82%
Total expenses after fees waived and/or reimbursed	0.38%	0.50%	0.50%	0.50%	0.50%
Total expenses after fees waived and/or reimbursed and excluding dividend expense and/or reorganization costs and excluding professional fees for foreign withholding taxes	0.38%	0.48%	0.50%	0.50%	0.50%
Net investment income	1.24%	1.29%	1.76%	1.69%	1.10%
Supplemental Data
Net assets, end of year (000)	$1,674,080	$355	$319	$285	$6,672
Portfolio turnover rate	193%(h)(i)	196%(h)	169%(h)	252%(h)	121%

(a)
As of the close of trading on the New York Stock Exchange on September 12, 2025, BlackRock GA Disciplined Volatility Equity Fund was reorganized into the Fund. The activity in the table above is for the accounting survivor, Class K Shares of BlackRock GA Disciplined Volatility Equity Fund, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter. The net asset values and other per share information have been restated for periods prior to the reorganization to reflect the share conversion ratio of 0.60122800. See Note 1 of the Notes to Financial Statements for information on the Fund’s reorganization.

(b)	Consolidated Financial Highlights.
(c)	Based on average shares outstanding.
(d)
 The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Excludes underlying investments in total return swaps.
(i)	Portfolio turnover rate excludes in-kind transactions.
See notes to financial statements.

2026 BlackRock Annual Financial Statements and Additional Information

Financial Highlights (continued)
(For a share outstanding throughout each period)

	iShares Dynamic Equity Active ETF(a)
	Year Ended(b) 04/30/26	Year Ended(b) 04/30/25	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22

Net asset value, beginning of year	$21.57	$20.07	$17.30	$16.69	$20.18
Net investment income(c)	0.25	0.22	0.28	0.25	0.18
Net realized and unrealized gain (loss)(d)	5.33	1.73	2.67	0.48	(1.85)
Net increase (decrease) from investment operations	5.58	1.95	2.95	0.73	(1.67)
Distributions(e)
From net investment income	(0.26)	(0.20)	(0.18)	(0.12)	(0.18)
From net realized gain	(0.47)	(0.25)	—	—	(1.64)
Total distributions	(0.73)	(0.45)	(0.18)	(0.12)	(1.82)
Net asset value, end of year	$26.42	$21.57	$20.07	$17.30	$16.69
Total Return(f)
Based on net asset value	26.07%	9.69%	17.22%	4.38%	(9.29)%
Ratios to Average Net Assets(g)
Total expenses	0.39%	0.45%(h)(i)	0.56%	1.04%	2.83%
Total expenses after fees waived and/or reimbursed	0.38%	0.45%(i)	0.50%	0.50%	0.50%
Total expenses after fees waived and/or reimbursed and excluding reorganization costs and excluding professional fees for foreign withholding taxes	0.38%	0.44%	0.50%	0.50%	0.50%
Net investment income	0.99%	1.03%	1.54%	1.55%	0.94%
Supplemental Data
Net assets, end of year (000)	$2,758,534	$1,148	$320	$273	$7,142
Portfolio turnover rate(j)	84%(k)	101%	74%	65%	66%

(a)
As of the close of trading on the New York Stock Exchange on September 12, 2025, BlackRock GA Dynamic Equity Fund was reorganized into the Fund. The activity in the table above is for the accounting survivor, Class K Shares of BlackRock GA Dynamic Equity Fund, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter.
The net asset values and other per share information have been restated for periods prior to the reorganization to reflect the share conversion ratio of 0.76030000. See Note 1 of the Notes to Financial Statements for information on the Fund’s reorganization.

(b)	Consolidated Financial Highlights.
(c)	Based on average shares outstanding.
(d)
The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(i)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.44% and 0.44%, respectively.
(j)	Excludes underlying investments in total return swaps.
(k)	Portfolio turnover rate excludes in-kind transactions.
See notes to financial statements.
Financial Highlights

Notes to Financial Statements

1.
ORGANIZATION
BlackRock ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.
These financial statements relate only to the following Funds (each, a “Fund” and collectively the “Funds”):
Fund Name	Herein Referred To As	Diversification Classification
iShares Disciplined Volatility Equity Active ETF	Disciplined Volatility Equity Active	Diversified
iShares Dynamic Equity Active ETF	Dynamic Equity Active	Diversified
The Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.
Reorganization: The Board of Trustees of Managed Account Series (the “Predecessor Board”), on behalf of BlackRock GA Disciplined Volatility Equity Fund (“GA Disciplined Volatility Equity”) and BlackRock GA Dynamic Equity Fund (“GA Dynamic Equity”) (individually a “Predecessor Fund” or collectively the “Predecessor Funds”), each of which is a series of Managed Account Series (the “Predecessor Trust”), approved an Agreement and Plan of Reorganization, pursuant to which the Predecessor Funds reorganized into the Funds, together (the “Reorganization”). The Reorganization was completed as of the close of trading on the New York Stock Exchange on September 12, 2025 and was not subject to approval by shareholders of the Predecessor Funds. The Funds have the same investment objective, strategies and policies and portfolio management team as the Predecessor Funds.
Each Fund was a newly-formed “shell” fund that had not commenced operations prior to the Reorganization and therefore did not have performance history prior to the Reorganization. The Funds had been organized solely in connection with the Reorganization to acquire all of the assets and assume certain of the liabilities of the corresponding Predecessor Fund and continue the business of the respective Predecessor Fund. In connection with the Reorganization, shareholders of the Predecessor Funds received ETF shares of the Funds equal in value to the number of shares of the respective Predecessor Fund they owned, including a cash payment in lieu of fractional shares of the respective Predecessor Fund, which the cash payment may be taxable. After the Reorganization, the Class K Share class of each Predecessor Fund was the accounting and performance survivor, meaning that the respective Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization.
The Reorganization was accomplished by a tax-free exchange of shares of each Fund in the following amounts and at the following conversion ratio:
GA Disciplined Volatility Equity’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Shares of Disciplined Volatility Equity Active
Institutional	80,599,679	0.60011600	48,369,157
Class K	23,246	0.60122800	13,976

GA Dynamic Equity’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Shares of Dynamic Equity Active
Institutional	107,298,281	0.75922000	81,463,001
Class K	20,962	0.76030000	15,937
Each Predecessor Fund’s net assets and composition of net assets as of the close of trading on the New York Stock Exchange on September 12, 2025, the valuation date of the Reorganization, were as follows:
	GA Disciplined Volatility Equity	GA Dynamic Equity
Net assets	$1,209,578,325	$2,036,973,450
Paid-in-capital	1,102,681,424	1,676,926,427
Accumulated earnings	106,896,901	360,047,023
For financial reporting purposes, assets received and shares issued by each Fund were recorded at fair value. However, the cost basis of the investments received from each Predecessor Fund was carried forward to each Fund to align ongoing reporting of each Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Prior to the Reorganization, the Funds had not yet commenced operations and had no assets or liabilities. Each Predecessor Fund’s fair value and cost of financial instruments prior to the Reorganization were as follows:
Predecessor Funds	Fair Value of Investments	Cost of Investments
GA Disciplined Volatility Equity	$ 1,205,380,420	$ 1,107,671,140
GA Dynamic Equity	1,979,216,829	1,643,769,048
Prior to the Reorganization, the Predecessor Funds’ independent registered public accounting firm was Deloitte & Touche LLP. The independent registered public accounting firm for the Funds is PricewaterhouseCoopers LLP.

2026 BlackRock Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)

Basis of Consolidation: The accompanying consolidated financial statements of Dynamic Equity Active include the account of Cayman Dynamic Equity Active, Ltd. (the “Cayman Subsidiary”), which is a wholly-owned subsidiary of Dynamic Equity Active and primarily invests in commodity-related instruments. The Cayman Subsidiary enables Dynamic Equity Active to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Dynamic Equity Active may invest up to 25% of its total assets in the Cayman Subsidiary. The net assets of the Cayman Subsidiary as of period end were $47,360,974, which is 1.7% of Dynamic Equity Active’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated.
The accompanying consolidated financial statements of Disciplined Volatility Equity Active include the account of Cayman GA Disciplined Volatility Equity Fund, Ltd. (the “GA Disciplined Volatility Equity Cayman Subsidiary”). During the year ended April 30, 2026, there were no transactions in the GA Disciplined Volatility Equity Cayman Subsidiary. Effective September 12, 2025, the GA Disciplined Volatility Equity Cayman Subsidiary, which was wholly-owned by GA Disciplined Volatility Equity Fund, was dissolved. The GA Disciplined Volatility Equity Cayman Subsidiary enabled GA Disciplined Volatility Equity to hold commodity-related instruments and other derivatives and satisfy regulated investment company tax requirements.
2.
SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the "trade dates"). Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value.  Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.  Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.   Interest income, including amortization and accretion of premiums and discounts on debt securities, are recognized daily on an accrual basis.  Prior to September 13, 2025, income, expenses and realized and unrealized gains and losses were allocated daily to each class of the respective Predecessor Fund based on its relative net assets.
Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2026, if any, are disclosed in the Statements of Assets and Liabilities.
Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, each Fund recognizes tax reclaims when the Fund determines that it is more likely than not that the Fund will sustain its position that it is due the reclaim.
The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Cash: The Funds may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Funds may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Notes to Financial Statements

Notes to Financial Statements  (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income, and net realized capital gains and/or return of capital for financial reporting purposes. Effective September 13, 2025, dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.  Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset Dynamic Equity Active’s ordinary income and/or capital gains for that year.
Reorganization Costs: Certain costs incurred in connection with the Reorganization were expensed by the Predecessor Funds.
Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification.  The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.
Other: Prior to September 13, 2025, expenses directly related to each Predecessor Fund or its classes were charged to each Predecessor Fund or the applicable class. Expenses directly related to the Predecessor Funds and other shared expenses prorated to the Predecessor Funds were allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (“BAL” or the “Investment Adviser”), were prorated among those funds on the basis of relative net assets or other appropriate methods.
Segment Reporting: The Chief Financial Officer acts as the Funds’ Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to each Fund. The CODM has concluded that each Fund operates as a single operating segment since each Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Funds’ financial statements.
Recent Accounting Standard: The Funds adopted Financial Accounting Standards Board Update 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures (“ASU 2023-09”) during the period. ASU 2023-09 enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. The Funds’ adoption of the new standard did not have a material impact on financial statement disclosures and did not affect each Fund’s financial position or results of operations.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date.  U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with  BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
•Equity investments (except ETF options, equity index options or those that are customized) traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation or last available bid (long positions) or ask (short positions) price.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
•Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
•Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.
•Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
•Exchange-traded options (except ETF options, equity index options or those that are customized)  are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and  procedures as reflecting fair value (“Fair Valued Investments”).  The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as

2026 BlackRock Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)

discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs:
(i) recent market transactions, including secondary market transactions, merger or acquisition activity and subsequent rounds of financing in the underlying investment or comparable issuers
(ii) recapitalizations and other transactions across the capital structure
(iii) market or relevant indices multiples of comparable issuers
(iv) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks
(v) quoted prices for similar investments or assets in active markets
(vi) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates
(vii) audited or unaudited financial statements, investor communications and Private Company financial or operational metrics
(viii) relevant market news and other public sources.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing a market approach to determine the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
Private Companies are not subject to public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Certain information made available by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges that each Fund has the ability to access for identical assets or liabilities;
•Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
•Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.
SECURITIES AND OTHER INVESTMENTS
Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Notes to Financial Statements

Notes to Financial Statements  (continued)

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Statements of Assets and Liabilities.  Securities segregated as collateral are denoted in the Schedules of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Statements of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Statements of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.
Securities Lending: The Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the  Statements of Assets and Liabilities as a component of investments at value –  and collateral on securities loaned, respectively.
Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:
Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount(b)
Disciplined Volatility Equity Active
BMO Capital Markets Corp.	$ 23,808,579	$ (23,808,579)	$ —	$ —
BofA Securities, Inc.	909,446	(909,446)	—	—
J.P. Morgan Securities LLC	23,755,156	(23,755,156)	—	—
Wells Fargo Bank N.A.	2,114,721	(2,114,721)	—	—
	$ 50,587,902	$ (50,587,902)	$ —	$ —
Dynamic Equity Active
Barclays Capital, Inc.	$ 1,890,978	$ (1,876,825)	$ —	$ 14,153
BNP Paribas SA	3,345,423	(3,258,351)	—	87,072
BofA Securities, Inc.	566,538	(566,538)	—	—
Citigroup Global Markets, Inc.	3,097,333	(3,078,759)	—	18,574
HSBC Bank PLC	599,099	(599,099)	—	—
J.P. Morgan Securities LLC	9,682,420	(9,682,420)	—	—
Jefferies LLC	437,612	(437,612)	—	—
Mizuho Securities USA LLC	59,266	(59,266)	—	—
National Financial Services LLC	539,382	(539,382)	—	—
TD Securities (USA) LLC	23,072	(23,050)	—	22

2026 BlackRock Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount(b)
Dynamic Equity Active (continued)
UBS Securities LLC	$ 726,677	$ (723,754)	$ —	$ 2,923
Wells Fargo Securities LLC	5,003	(4,999)	—	4
	$ 20,972,803	$ (20,850,055)	$ —	$ 122,748

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

(b)
The market value of the loaned securities is determined as of April 30, 2026. Additional collateral is delivered to each Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock Finance, Inc. BlackRock Finance, Inc.’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.
5.
DERIVATIVE FINANCIAL INSTRUMENTS
The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.
The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds.
Options: The Funds may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.
A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option,
Notes to Financial Statements

Notes to Financial Statements  (continued)

the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.
In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.
Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).
For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of  Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements  of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.
In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of  Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.
•Equity and Total return swaps — Equity and total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).
Equity swaps are designed to function as direct economic investments in long or short equity positions. This means that the fund will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid. Equity swaps incur interest charges and credits (“financing fees”) related to the notional value of the position. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread.
Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.
Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds.  Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default

2026 BlackRock Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)

or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.
6.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).
For its investment advisory services to each Fund, BFA is paid a management fee from each Fund, based on a percentage of each Fund’s average daily net assets as follows:
Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.40%
$1 billion — $3 billion	0.38
$3 billion — $5 billion	0.36
$5 billion — $10 billion	0.35
Greater than $10 billion	0.34
For the period September 13, 2025 through April 30, 2026, the Funds paid BFA the following amounts, which are included in investment advisory fees in the Statements of Operations:
Fund Name	Investment Advisory Fees
Disciplined Volatility Equity Active	$ 3,519,438
Dynamic Equity Active	5,768,750
Prior to September 13, 2025, the Predecessor Trust, on behalf of each Predecessor Fund, had entered into an Investment Advisory Agreement with BAL, the Predecessor Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, provided investment advisory services. BAL was responsible for the management of each Predecessor Fund’s portfolio and provided the personnel, facilities, equipment and certain other services necessary to the operations of the Predecessor Funds. For such services, each Predecessor Fund paid BAL a monthly fee at an annual rate equal to the following percentages of the average daily value of each Predecessor Fund’s net assets:
Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.40%
$1 billion — $3 billion	0.38
$3 billion — $5 billion	0.36
$5 billion — $10 billion	0.35
Greater than $10 billion	0.34
For the period May 1, 2025 through September 12, 2025, the Predecessor Funds paid BAL the following amounts, which are included in investment advisory fees in the Statements of Operations:
Predecessor Fund Name	Investment Advisory Fees
GA Disciplined Volatility Equity	$ 1,595,099
GA Dynamic Equity	2,601,577
The Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.
Transfer Agent: Prior to September 13, 2025, pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provided the Predecessor Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities received an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the period May 1, 2025 through September 12, 2025, the Predecessor Funds did not pay any amounts to affiliates in return for these services.
Notes to Financial Statements

Notes to Financial Statements  (continued)

For the period May 1, 2025 through September 12, 2025, the following table showed the class specific transfer agent fees borne directly by each share class of each Predecessor Fund:
Predecessor Fund Name	Institutional	Total
GA Disciplined Volatility Equity	$ 374,012	$ 374,012
GA Dynamic Equity	620,667	620,667
Expense Limitations, Waivers and Reimbursements:  BFA has contractually agreed to waive a portion of its investment advisory fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by a Fund in other equity and fixed-income mutual funds and ETFs advised by BFA or its affiliates through June 30, 2027. BFA has also contractually agreed to waive a portion of its investment advisory fees by an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by a Fund in money market funds advised by BFA or its affiliates through June 30, 2027. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Funds. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the period September 13, 2025 through April 30, 2026, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:
Fund Name	Fees Waived and/or Reimbursed by the Manager
Disciplined Volatility Equity Active	$ 195,611
Dynamic Equity Active	166,576
Prior to September 13, 2025, with respect to each Predecessor Fund, BAL contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Predecessor Fund paid to BAL indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2026. The contractual agreement could have been terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Predecessor Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Predecessor Fund. These amounts are included in fees waived and/or reimbursed by the Investment Adviser in the Statements of Operations. For the period May 1, 2025 through September 12, 2025, the amounts waived were as follows:
Predecessor Fund Name	Fees Waived and/or Reimbursed by the Investment Adviser
GA Disciplined Volatility Equity	$ 6,655
GA Dynamic Equity	82,747
Prior to September 13, 2025, BAL had contractually agreed to waive its investment advisory fee with respect to any portion of each Predecessor Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2026. The contractual agreement could have been terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Predecessor Fund. For the period May 1, 2025 through September 12, 2025, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:
Predecessor Fund Name	Fees Waived and/or Reimbursed by the Investment Adviser
GA Disciplined Volatility Equity	$ 18,813
GA Dynamic Equity	7,864
With respect to each Predecessor Fund, BAL had contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Predecessor Fund’s business (“expense limitation”). For the period May 1, 2025 through September 12, 2025, expense limitations as a percentage of average daily net assets were as follows:
Predecessor Fund Name	Institutional	Class K
GA Disciplined Volatility Equity	0.55%	0.50%
GA Dynamic Equity	0.55	0.50
Prior to September 13, 2025, BAL had agreed not to reduce or discontinue the contractual expense limitations through June 30, 2026, unless approved by the Predecessor Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Predecessor Fund. For the period May 1, 2025 through September 12, 2025, amounts included in the Statements of Operations were as follows:
Predecessor Fund Name	Fees Waived and/or Reimbursed by the Investment Adviser
GA Disciplined Volatility Equity	$ 76,393
GA Dynamic Equity	128,604

2026 BlackRock Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)

In addition, these amounts waived and/or reimbursed by the Investment Adviser were included in transfer agent fees waived and/or reimbursed by the Investment Adviser — class specific in the Statements of Operations. For the period May 1, 2025 through September 12, 2025, class specific expense waivers and/or reimbursements were as follows:
	Transfer Agent Fees Waived and/or Reimbursed by the Investment Adviser - Class Specific
Predecessor Fund Name	Institutional	Total
GA Disciplined Volatility Equity	$ 33,347	$ 33,347
GA Dynamic Equity	28,648	28,648
Securities Lending:  The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. BlackRock Cash Funds: Institutional may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, BlackRock Cash Funds: Institutional will impose a mandatory liquidity fee if the money market fund’s total net redemptions on a single day exceed 5% of the money market fund’s net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. BlackRock Cash Funds: Institutional will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If BlackRock Cash Funds: Institutional cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the securities lending agreement effective as of January 1, 2026, Dynamic Equity Active retains 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specific threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 84% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
Pursuant to the securities lending agreement effective as of January 1, 2026, Disciplined Volatility Equity Active retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specific threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
Pursuant to the securities lending agreement effective as of January 1, 2025, identical securities lending arrangements were in place for each Fund for the calendar year ended December 31, 2025.
The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended April 30, 2026, each Fund paid BTC the following amounts for securities lending agent services:
Fund Name	Amounts
Disciplined Volatility Equity Active	$ 13,426
Dynamic Equity Active	12,941
Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund.  Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.
ETF Servicing Fees: Each Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Funds do not pay BRIL for ETF Services.
Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.
Notes to Financial Statements

Notes to Financial Statements  (continued)

Other Transactions: Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.
7.
 PURCHASES AND SALES
For the year ended April 30, 2026, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
Fund Name	Purchases	Sales
Disciplined Volatility Equity Active	$ 2,516,623,618	$ 2,463,713,957
Dynamic Equity Active	1,911,395,236	1,584,910,461
For the year ended April 30, 2026, in-kind transactions were as follows:
Fund	Purchases	Sales
Disciplined Volatility Equity Active	$ 367,040,586	$ 47,709,973
Dynamic Equity Active	546,828,676	56,872,209
8.
INCOME TAX INFORMATION
Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes.  It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2026, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2026,  permanent differences attributable to nondeductible expenses, income recognized from the Fund’s wholly owned subsidiary, realized gains (losses) from in-kind redemptions and distributions in connection with fund share redemptions were reclassified to the following accounts:
Fund Name	Paid-in Capital	Accumulated Earnings (Loss)
Disciplined Volatility Equity Active	$ 10,455,315	$ (10,455,315)
Dynamic Equity Active	19,796,961	(19,796,961)
The tax character of distributions paid was as follows:
Fund Name	Period from 09/13/25 to 04/30/26
Disciplined Volatility Equity Active
Ordinary income	$ 19,478,100
Long-term capital gains	19,124,832
$ 38,602,932
Dynamic Equity Active
Ordinary income	$ 8,313,739
Long-term capital gains	40,672,495
$ 48,986,234

Predecessor Fund Name	Period from 05/01/25 to 09/12/25	Year Ended 04/30/25
GA Disciplined Volatility Equity
Ordinary income	$ 35,205,945	$ 17,018,473
Long-term capital gains	10,518,174	2,578,208
	$ 45,724,119	$ 19,596,681
GA Dynamic Equity
Ordinary income	$ 12,570,706	$ 17,945,742
Long-term capital gains	—	4,519,221
	$ 12,570,706	$ 22,464,963

2026 BlackRock Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)

As of April 30, 2026, the tax components of accumulated earnings (losses) were as follows:
Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)(a)	Qualified Late-Year Capital Losses(b)	Total
Disciplined Volatility Equity Active	$ 2,672,337	$ 12,296,300	$ 133,318,969	$ —	$ 148,287,606
Dynamic Equity Active	54,821,695	—	432,129,038	(12,656,743)	474,293,990

(a)
The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency exchange contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the accounting for swap agreements.

(b)	The Fund has elected to defer these qualified late-year losses and recognize such losses in the next taxable year.
As of April 30, 2026, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Volatility Equity Active	$ 1,581,925,350	$ 199,901,824	$ (66,597,192)	$ 133,304,632
Dynamic Equity Active	2,358,672,758	532,051,266	(99,044,303)	433,006,963
9.
LINE OF CREDIT
The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.40 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2027 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. For the period September 13, 2025 to April 30, 2026, the Funds did not borrow under the credit agreement.
Prior to September 13, 2025, the Predecessor Trust, on behalf of each Predecessor Fund, along with certain other funds managed by BAL and its affiliates (“Participating Funds”), was party to a 364-day, $2.40 billion credit agreement with a group of lenders. Under this agreement, the Predecessor Funds could borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Predecessor Funds, could borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement had the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) OBFR (but, in any event, not less than 0.00%) on the date the loan was made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) SOFR (but, in any event, not less than 0.00%) on the date the loan was made plus 0.10% and (y) 0.80% per annum. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. For the period May 1, 2025 through September 12, 2025, the Predecessor Funds did not borrow under the credit agreement.
10.
PRINCIPAL RISKS
In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.
The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may  experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the
Notes to Financial Statements

Notes to Financial Statements  (continued)

individual results of the securities and other instruments in which a Fund invests. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded options purchased and exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
11.
 CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.
Transactions in capital shares were as follows:
	Period from 09/13/25 to 04/30/26
Fund Name	Shares	Amounts
Disciplined Volatility Equity Active(a)
Shares sold	18,940,000	$ 477,026,231
Shares issued in reorganization	48,383,133	1,209,578,325
Shares redeemed	(2,520,000)	(64,370,657)
	64,803,133	$ 1,622,233,899

2026 BlackRock Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)

	Period from 09/13/25 to 04/30/26
Fund Name	Shares	Amounts
Dynamic Equity Active(a)
Shares sold	25,700,000	$ 657,197,289
Shares issued in reorganization	81,478,938	2,036,973,450
Shares redeemed	(2,780,000)	(69,682,341)
	104,398,938	$ 2,624,488,398

	Period from 05/01/25 to 09/12/25		Year Ended 04/30/25
Predecessor Fund Name / Share Class	Shares	Amounts	Shares	Amounts
GA Disciplined Volatility Equity(a)
Institutional
Shares sold	20,720,693	$ 312,549,259	45,752,509	$ 651,163,007
Shares issued in reinvestment of distributions	3,096,828	45,709,179	1,390,284	19,586,796
Shares redeemed	(6,015,448)	(90,194,173)	(17,144,398)	(244,643,376)
Shares converted in reorganization	(80,599,679)	(1,209,228,925)	—	—
	(62,797,606)	$ (941,164,660)	29,998,395	$ 426,106,427
Class K
Shares sold	974	$ 14,594	9,599	$ 138,230
Shares issued in reinvestment of distributions	39	577	190	2,655
Shares redeemed	(1,949)	(29,199)	(9,599)	(139,449)
Shares converted in reorganization	(23,246)	(349,400)	—	—
	(24,182)	$ (363,428)	190	$ 1,436
	1,981,345	$ 680,705,811	29,998,585	$ 426,107,863

	Period from 05/01/25 to 09/12/25		Year Ended 04/30/25
Predecessor Fund Name / Share Class	Shares	Amounts	Shares	Amounts
GA Dynamic Equity(a)
Institutional
Shares sold	24,055,824	$ 429,462,063	61,781,614	$ 1,017,160,461
Shares issued in reinvestment of distributions	687,968	12,562,300	1,356,859	22,457,689
Shares redeemed	(8,012,336)	(144,032,545)	(17,025,872)	(280,461,021)
Shares converted in reorganization	(107,298,281)	(2,036,575,025)	—	—
	(90,566,825)	$ (1,738,583,207)	46,112,601	$ 759,157,129
Class K
Shares sold	1,963	$ 35,516	61,198	$ 1,018,932
Shares issued in reinvestment of distributions	304	5,558	199	3,237
Shares redeemed	(51,293)	(950,817)	(12,353)	(203,722)
Shares converted in reorganization	(20,962)	(398,425)	—	—
	(69,988)	$ (1,308,168)	49,044	$ 818,447
	13,762,125	$ 884,597,023	46,161,645	$ 759,975,576

(a)	See Note 1 of the Notes to Financial Statements for information on the Fund’s reorganization.
The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator or BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
To the extent applicable, to facilitate the timely settlement of orders for the Funds using a clearing facility outside of the continuous net settlement process, the Funds, at their sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant,
Notes to Financial Statements

Notes to Financial Statements  (continued)

each Fund’s custodian, and the Funds. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Funds may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.
12.
SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

2026 BlackRock Annual Financial Statements and Additional Information

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock ETF Trust and Shareholders of each of the two funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting BlackRock ETF Trust, hereafter collectively referred to as the "Funds") as of April 30, 2026, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of April 30, 2026, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Funds (prior to the reorganization described in Note 1 were BlackRock GA Disciplined Volatility Equity Fund and BlackRock GA Dynamic Equity Fund, respectively) as of and for the year ended April 30, 2025 and the financial highlights for each of the periods ended on or prior to April 30, 2025 (not presented herein, other than the statements of changes in net assets and the financial highlights), prior to the retrospective application of the reorganization as described in Note 1, were audited by other auditors whose report dated June 25, 2025 expressed an unqualified opinion on those financial statements and financial highlights.
We also have audited the adjustments to retrospectively apply the reorganization, as described in Note 1. In our opinion, such adjustments are appropriate and have been properly applied. We were not engaged to audit, review, or apply any procedures to the financial statements or financial highlights of the Funds for periods ended on or prior to April 30, 2025 other than with respect to the adjustments and, accordingly, we do not express an opinion or any other form of assurance on the financial statements or financial highlights for periods ended on or prior to April 30, 2025 taken as a whole.
iShares Disciplined Volatility Equity Active ETF
iShares Dynamic Equity Active ETF (1)
(1) The financial statements for iShares Dynamic Equity Active ETF and its subsidiary are presented on a consolidated basis as of and for the year ended April 30, 2026
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2026 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
June 22, 2026
We have served as the auditor of one or more BlackRock investment companies since 2000.
Report of Independent Registered Public Accounting Firm

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2026:
Fund Name	Qualified Dividend Income
Disciplined Volatility Equity Active	$ 18,051,206
Dynamic Equity Active	23,218,122
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended April 30, 2026:
Fund Name	Qualified Business Income
Disciplined Volatility Equity Active	$ 260,843
Dynamic Equity Active	910
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended April 30, 2026:
Fund Name	20% Rate Long-Term Capital Gain Dividends
Disciplined Volatility Equity Active	$ 30,684,217
Dynamic Equity Active	40,672,495
The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended April 30, 2026 qualified for the dividends-received deduction for corporate shareholders:
Fund Name	Dividends-Received Deduction
Disciplined Volatility Equity Active	59.05%
Dynamic Equity Active	21.29
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended April 30, 2026:
Fund Name	Qualified Short-Term Capital Gains
Disciplined Volatility Equity Active	$ 19,478,153
Dynamic Equity Active	565,728

2026 BlackRock Annual Financial Statements and Additional Information

Additional Information

Premium/Discount Information
Information on each Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
•Go to icsdelivery.com.
•If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Trustees, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Trustee for services to the Funds from BFA’s investment management fees.
Availability of Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.
Fund and Service Providers
Manager
BlackRock Fund Advisors
San Francisco, CA 94105
Administrator, Custodian and Transfer Agent
State Street Bank and Trust Company
Boston, MA 02114
Distributor
BlackRock Investments, LLC
New York, NY 10001
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Philadelphia, PA 19103
Legal Counsel
Ropes & Gray LLP
New York, NY 10036
Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809
Additional Information

Glossary of Terms Used in these Financial Statements

Currency Abbreviation
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

Portfolio Abbreviation
1D OBFR01	USD - 1D Overnight Bank Funding Rate
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
KOSPI	Korea Composite Stock Price Index
MSCI	Morgan Stanley Capital International
PCL	Public Company Limited
PJSC	Public Joint Stock Company
S&P	Standard & Poor’s
SAB	Special Assessment Bonds
SAP	Subject to Appropriations
SCA	Societe en Commandite par Actions
SPDR	Standard & Poor’s Depository Receipt

2026 BlackRock Annual Financial Statements and Additional Information

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This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

April 30, 2026
2026 Annual Financial Statements and Additional Information

BlackRock ETF Trust
• iShares International Dividend Active ETF | BIDD | NYSE Arca

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents
2

Schedule of Investments
April 30, 2026
iShares International Dividend Active ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Austria — 1.9%
Erste Group Bank AG	74,761	$ 8,260,791
Canada — 6.1%
Gildan Activewear, Inc.	94,444	5,861,250
Teck Resources Ltd., Class B	145,015	8,465,925
Toronto-Dominion Bank	110,310	11,883,287
		26,210,462
China — 6.9%
Alibaba Group Holding Ltd.	572,480	9,435,048
Contemporary Amperex Technology Co. Ltd., Class A	103,900	6,671,820
Tencent Holdings Ltd.	222,740	13,527,498
		29,634,366
Finland — 1.4%
Kone OYJ, Class B	92,417	5,878,813
France — 9.8%
Air Liquide SA	49,144	10,572,848
BNP Paribas SA	40,858	4,290,966
EssilorLuxottica SA	28,244	5,978,394
Schneider Electric SE	29,246	9,306,333
TotalEnergies SE	128,783	11,973,411
		42,121,952
Germany — 6.3%
Allianz SE, Registered Shares	24,538	11,207,299
Deutsche Boerse AG, Class N	23,228	7,126,297
Deutsche Telekom AG, Registered Shares	269,855	8,716,488
		27,050,084
India — 3.6%
AceVector Ltd., (Acquired 05/07/14, Cost: $7,423,816)(a)(b)	1,595,200	458,323
HDFC Bank Ltd., ADR	346,000	8,791,860
Kotak Mahindra Bank Ltd.	1,456,740	5,916,224
		15,166,407
Italy — 2.2%
FinecoBank Banca Fineco SpA	375,105	9,312,213
Japan — 10.4%
Hitachi Ltd.	250,000	7,949,586
Honda Motor Co. Ltd.	585,200	4,748,567
Japan Tobacco, Inc.	105,500	3,930,374
Mitsubishi UFJ Financial Group, Inc.	503,000	9,035,306
Shin-Etsu Chemical Co. Ltd.	150,600	6,933,951
Sony Group Corp.	598,700	11,995,151
		44,592,935
Mexico — 1.4%
Grupo Financiero Banorte SAB de CV, Class O	564,075	6,124,953
Netherlands — 6.8%
ASM International NV	13,358	13,067,805
ASR Nederland NV	102,769	7,806,273
Koninklijke KPN NV	1,509,816	8,073,807
		28,947,885
Singapore — 2.0%
United Overseas Bank Ltd.	302,254	8,607,910
Security	Shares	Value
South Korea — 5.7%
Samsung Electronics Co. Ltd.	64,256	$ 9,676,156
SK Hynix, Inc.	16,555	14,763,219
		24,439,375
Spain — 2.8%
Banco Bilbao Vizcaya Argentaria SA	268,093	5,920,137
Industria de Diseno Textil SA	103,321	6,183,827
		12,103,964
Sweden — 5.8%
Assa Abloy AB, Class B	243,504	9,371,908
Atlas Copco AB, Class A, A Shares	462,356	8,885,387
Epiroc AB, Class A	224,121	6,470,237
		24,727,532
Taiwan — 9.2%
MediaTek, Inc.	93,000	7,763,790
Taiwan Semiconductor Manufacturing Co. Ltd.	457,000	31,725,785
		39,489,575
Thailand — 2.0%
Bangkok Dusit Medical Services PCL, NVDR	14,755,400	8,286,615
United Kingdom — 13.1%
AstraZeneca PLC	65,339	12,396,259
BAE Systems PLC	340,270	9,464,116
British American Tobacco PLC	204,584	12,048,933
Rentokil Initial PLC	953,303	6,426,936
Shell PLC	258,077	11,652,345
Taylor Wimpey PLC	3,861,190	4,084,353
		56,072,942
United States — 0.9%
General Electric Co.	13,772	3,992,916
Total Long-Term Investments — 98.3% (Cost: $344,503,952)		421,021,690
Short-Term Securities
Money Market Funds — 1.8%
BlackRock Cash Funds: Treasury, SL Agency Shares, 3.61%(c)(d)	7,690,000	7,690,000
Total Short-Term Securities — 1.8% (Cost: $7,690,000)		7,690,000
Total Investments — 100.1% (Cost: $352,193,952)		428,711,690
Liabilities in Excess of Other Assets — (0.1)%		(409,053)
Net Assets — 100.0%		$ 428,302,637

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)
Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $458,323, representing 0.1% of its net assets as of period end, and an original cost of $7,423,816.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
Schedule of Investments
3

Schedule of Investments (continued)
April 30, 2026
iShares International Dividend Active ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2026 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 04/30/25	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/26	Shares Held at 04/30/26	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$ —	$ 2,447 (b)	$ —	$ (2,447)	$ —	$ —	—	$ 7,703 (c)	$ —
BlackRock Cash Funds: Treasury, SL Agency Shares	7,840,000	—	(150,000)	—	—	7,690,000	7,690,000	238,134	—
				$ (2,447)	$ —	$ 7,690,000		$ 245,837	$ —

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Austria	$ —	$ 8,260,791	$ —	$ 8,260,791
Canada	26,210,462	—	—	26,210,462
China	—	29,634,366	—	29,634,366
Finland	5,878,813	—	—	5,878,813
France	—	42,121,952	—	42,121,952
Germany	—	27,050,084	—	27,050,084
India	8,791,860	5,916,224	458,323	15,166,407
Italy	—	9,312,213	—	9,312,213
Japan	—	44,592,935	—	44,592,935
Mexico	6,124,953	—	—	6,124,953
Netherlands	—	28,947,885	—	28,947,885
Singapore	—	8,607,910	—	8,607,910
South Korea	—	24,439,375	—	24,439,375
Spain	—	12,103,964	—	12,103,964
Sweden	—	24,727,532	—	24,727,532
Taiwan	—	39,489,575	—	39,489,575
Thailand	—	8,286,615	—	8,286,615
United Kingdom	—	56,072,942	—	56,072,942
United States	3,992,916	—	—	3,992,916
Short-Term Securities
Money Market Funds	7,690,000	—	—	7,690,000
	$ 58,689,004	$ 369,564,363	$ 458,323	$ 428,711,690
See notes to financial statements.
4
2026 BlackRock Annual Financial Statements and Additional Information

Statement of Assets and Liabilities
April 30, 2026

iShares International Dividend Active ETF
ASSETS
Investments, at value — unaffiliated(a)	$ 421,021,690
Investments, at value — affiliated(b)	7,690,000
Foreign currency, at value(c)	148,824
Receivables:
Dividends — unaffiliated	2,406,344
Dividends — affiliated	22,992
Foreign withholding tax reclaims	147,923
Prepaid expenses	5,016
Total assets	431,442,789
LIABILITIES
Bank overdraft	6,406
Payables:
Investments purchased	176
Capital shares redeemed	2,893,666
Investment advisory fees	210,574
Other accrued expenses	2,722
Professional fees	26,608
Total liabilities	3,140,152
Commitments and contingent liabilities
NET ASSETS	$ 428,302,637
NET ASSETS CONSIST OF
Paid-in capital	$ 327,541,326
Accumulated earnings	100,761,311
NET ASSETS	$ 428,302,637
NET ASSET VALUE
Shares outstanding	14,074,563
Net asset value	$ 30.43
Shares authorized	Unlimited
Par value	None
(a) Investments, at cost—unaffiliated	$344,503,952
(b) Investments, at cost—affiliated	$7,690,000
(c) Foreign currency, at cost	$146,172
See notes to financial statements.
Statement of Assets and Liabilities
5

Statement of Operations
Year Ended April 30, 2026

iShares International Dividend Active ETF
INVESTMENT INCOME
Dividends — unaffiliated	$13,364,878
Dividends — affiliated	238,134
Interest — unaffiliated	3,890
Securities lending income — affiliated — net	7,703
Other income — unaffiliated	10,823
Foreign taxes withheld	(1,267,928)
Foreign withholding tax claims	463,684
IRS compliance fee for foreign withholding tax claims	25,120
Total investment income	12,846,304
EXPENSES
Investment advisory	3,447,298
Professional	47,999
Interest expense — unaffiliated	3,225
Commitment costs	1,182
Total expenses	3,499,704
Less fees waived and/or reimbursed by the Manager	(74,337)
Total expenses after fees waived and/or reimbursed	3,425,367
Net investment income	9,420,937
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	39,295,175
Investments — affiliated	(2,447)
Foreign currency transactions	(467,281)
In-kind redemptions — unaffiliated(a)	62,963,468
101,788,915
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(5,458,715)
Foreign currency translations	6,660
(5,452,055)
Net realized and unrealized gain	96,336,860
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$105,757,797
(a) See Note 2 of the Notes to Financial Statements.
See notes to financial statements.
6
2026 BlackRock Annual Financial Statements and Additional Information

Statements of Changes in Net Assets

	iShares International Dividend Active ETF
	Year Ended 04/30/26	Period from 06/01/24 to 04/30/25(a)	Year Ended 05/31/24

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$9,420,937	$10,078,429	$13,241,156
Net realized gain (loss)	101,788,915	27,779,838	(10,909,234)
Net change in unrealized appreciation (depreciation)	(5,452,055)	(36,654,313)	90,934,411
Net increase in net assets resulting from operations	105,757,797	1,203,954	93,266,333
DISTRIBUTIONS TO SHAREHOLDERS(b)
Fund	(16,720,531)	(1,179,591)	—
Predecessor Fund
Institutional	—	(14,144,433)	(9,705,515)
Investor A	—	(3,138,833)	(2,302,905)
Investor C	—	(105,431)	(63,643)
Class K	—	(1,896,336)	(1,364,928)
Decrease in net assets resulting from distributions to shareholders	(16,720,531)	(20,464,624)	(13,436,991)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(385,104,377)	7,742,712	36,925,249
NET ASSETS
Total increase (decrease) in net assets	(296,067,111)	(11,517,958)	116,754,591
Beginning of period	724,369,748	735,887,706	619,133,115
End of period	$428,302,637	$724,369,748	$735,887,706

(a)
During the period the Fund converted from a mutual fund to an exchange traded fund pursuant to an Agreement and Plan of Reorganization. See Note 1 of the Notes to Financial Statements for
information on the Fund’s reorganization.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Statements of Changes in Net Assets
7

Financial Highlights
(For a share outstanding throughout each period)

	iShares International Dividend Active ETF(a)
	Year Ended 04/30/26	Period from 06/01/24 to 04/30/25	Year Ended 05/31/24	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21

Net asset value, beginning of period	$26.10	$26.62	$23.73	$23.39	$26.28	$20.41
Net investment income(b)	0.46 (c)	0.36	0.46	0.62	0.46	0.61
Net realized and unrealized gain (loss)	4.67	(0.21)	2.89	0.41	(1.77)	5.64
Net increase (decrease) from investment operations	5.13	0.15	3.35	1.03	(1.31)	6.25
Distributions(d)
From net investment income	(0.67)	(0.38)	(0.46)	(0.31)	(0.57)	(0.38)
From net realized gain	(0.13)	(0.29)	—	(0.38)	(1.01)	—
Total distributions	(0.80)	(0.67)	(0.46)	(0.69)	(1.58)	(0.38)
Net asset value, end of period	$30.43	$26.10	$26.62	$23.73	$23.39	$26.28
Total Return(e)
Based on net asset value	19.96%(c)	0.54%(f)	14.35%	4.81%	(5.23)%	30.98%
Ratios to Average Net Assets(g)
Total expenses	0.61%	0.75%(h)(i)(j)	0.87%	1.07%	1.18%	1.13%
Total expenses after fees waived and/or reimbursed	0.60%	0.65%(h)(i)(j)	0.67%	0.84%	0.87%	0.84%
Net investment income	1.64%(c)	1.50%(i)	1.88%	2.71%	1.85%	2.63%
Supplemental Data
Net assets, end of period (000)	$428,303	$724,370	$519,289	$432,855	$118,637	$101,899
Portfolio turnover rate(k)	67%	59%	71%	34%	50%	83%

(a)
As of the close of trading on the New York Stock Exchange on November 15, 2024, BlackRock International Dividend Fund was reorganized into the Fund. The activity in the table above is for the accounting survivor, Institutional Shares of BlackRock International Dividend Fund, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter. The net asset values and other per share information have been restated for periods prior to the reorganization to reflect the share conversion ratio of 1.3833. See Note 1 of the Notes to Financial Statements for information on the Fund’s reorganization.

(b)	Based on average shares outstanding.
(c)
Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended April 30, 2026:
 Net investment income per share by $0.02.
 Total return by 0.11%.
 Ratio of net investment income to average net assets by 0.07%.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)
Reorganization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.75% and 0.65%, respectively.

(i)	Annualized.
(j)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.74% and 0.63%,respectively.
(k)	Portfolio turnover rate excludes in-kind transactions.
See notes to financial statements.
8
2026 BlackRock Annual Financial Statements and Additional Information

Notes to Financial Statements

1.
ORGANIZATION
BlackRock ETF Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.
These financial statements relate only to the following fund (the “Fund”):
Fund Name	Diversification Classification
iShares International Dividend Active ETF	Diversified
The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.
Prior Year Reorganization: The Board of Trustees of BlackRock FundsSM (the “Predecessor Board”), on behalf of BlackRock International Dividend Fund (the “Predecessor Fund”), approved an Agreement and Plan of Reorganization, pursuant to which the Predecessor Fund reorganized into the Fund (the “Reorganization”). The Reorganization was completed as of the close of trading on the New York Stock Exchange on November 15, 2024 and was not subject to approval by shareholders of the Predecessor Fund. The Fund has the same investment objective, strategies and policies and portfolio management team as the Predecessor Fund.
The Fund was a newly-formed “shell” fund that had not commenced operations prior to the Reorganization and therefore did not have performance history prior to the Reorganization. The Fund had been organized solely in connection with the Reorganization to acquire all of the assets and assume certain of the liabilities of the Predecessor Fund and continue the business of the Predecessor Fund. In connection with the Reorganization, shareholders of the Predecessor Fund received ETF shares of the Fund equal in value to the number of shares of the Predecessor Fund they owned, including a cash payment in lieu of fractional shares of the Predecessor Fund, which cash payment may be taxable. After the Reorganization, the Institutional Share class of the Predecessor Fund was the accounting and performance survivor, meaning that the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization.
The Reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratio:
Predecessor Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Shares of the Fund
Institutional	16,946,665	1.38330000	23,442,320
Investor A	2,999,116	1.27104800	3,812,020
Investor C	122,995	1.07851600	132,652
Class K	2,058,166	1.38354800	2,847,571
The Predecessor Fund’s net assets and composition of net assets as of the close of trading on the New York Stock Exchange on November 15, 2024, the valuation date of the Reorganization, were as follows:
Net assets	$755,897,280
Paid-in-capital	698,747,368
Accumulated earnings	57,149,912
For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Predecessor Fund was carried forward to the Fund to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Prior to the Reorganization, the Fund had not yet commenced operations and had no assets or liabilities. The Predecessor Fund’s fair value and cost of financial instruments prior to the Reorganization were as follows:
Predecessor Fund	Fair Value of Investments	Cost of Investments
BlackRock International Dividend Fund	$ 751,175,290	$ 691,147,013
Prior to the Reorganization, the Predecessor Fund’s fiscal year end was May 31 and its independent registered public accounting firm was Deloitte & Touche LLP. The fiscal year end for the Fund is April 30 and its independent registered public accounting firm is PricewaterhouseCoopers LLP.
2.
SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are
Notes to Financial Statements
9

Notes to Financial Statements  (continued)

recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2026, if any, are disclosed in the Statement of Assets and Liabilities.
Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, the Fund recognizes tax reclaims when the Fund determines that it is more likely than not that the Fund will sustain its position that it is due the reclaim.
The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Cash: The Fund may maintain cash at its custodian which, at times may exceed United States federally insured limits. The Fund may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.
Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.
Segment Reporting: The Chief Financial Officer acts as the Fund’s Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to the Fund. The CODM has concluded that the Fund operates as a single operating segment since the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Fund’s financial statements.
Recent Accounting Standard: The Fund adopted Financial Accounting Standards Board Update 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures (“ASU 2023-09”) during the period. ASU 2023-09 enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. The Fund’s adoption of the new standard did not have a material impact on financial statement disclosures and did not affect the Fund’s financial position or results of operations.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of the Fund has approved the designation of BFA, the Fund’s investment adviser, as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
10
2026 BlackRock Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:
•Equity investments (except ETF options, equity index options or those that are customized) traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation or last available bid (long positions) or ask (short positions) price.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”).The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs:
(i) recent market transactions, including secondary market transactions, merger or acquisition activity and subsequent rounds of financing in the underlying investment or comparable issuers
(ii) recapitalizations and other transactions across the capital structure
(iii) market or relevant indices multiples of comparable issuers
(iv) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks
(v) quoted prices for similar investments or assets in active markets
(vi) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates
(vii) audited or unaudited financial statements, investor communications and Private Company financial or operational metrics
(viii) relevant market news and other public sources.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing a market approach to determine the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
Private Companies are not subject to public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Certain information made available by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges that the Fund has the ability to access for identical assets or liabilities;
•Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
•Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is
Notes to Financial Statements
11

Notes to Financial Statements  (continued)

determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.
SECURITIES AND OTHER INVESTMENTS
Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the  Statement of Assets and Liabilities.
Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock Finance, Inc. BlackRock Finance, Inc.’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.
5.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).
For its investment advisory services to the iShares International Dividend Active ETF, BFA will be paid a management fee from the Fund, based on a percentage of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.60%
$1 billion - $3 billion	0.56
$3 billion - $5 billion	0.54
$5 billion - $10 billion	0.52
Greater than $10 billion	0.51
Expense Waivers: BFA has contractually agreed to waive a portion of its management fees to the Fund in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other equity and fixed-income mutual funds and ETFs advised by BFA or its affiliates through June 30, 2027. BFA has also contractually agreed to waive a portion of its management fees to the Fund by an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in money market funds advised by BFA or its affiliates through June 30, 2027. Effective November 28, 2025, BFA has contractually agreed to cap the Fund’s total annual fund operating expenses after fee waiver to 0.59% as a percentage of the Fund’s average daily net assets through June 30, 2027. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.  For the year ended April 30, 2026, the amount waived in investment advisory fees pursuant to these arrangements was $74,337.
12
2026 BlackRock Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)

Sub-Adviser: BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser” or “BIL”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the Fund.
Distributor: BlackRock Investments, LLC ("BRIL"), an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any feesor expenses for distribution services provided to the Fund.ETF
ETF Servicing Fees: The Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Fund does not pay BRIL for ETF Services.
Securities Lending: The U.S. Securities and Exchange Commission ( “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury,managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. BlackRock Cash Funds: Institutional may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, BlackRock Cash Funds: Institutional will impose a mandatory liquidity fee if the money market fund’s total net redemptions on a single day exceed 5% of the money market fund’s net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. BlackRock Cash Funds: Institutional will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If BlackRock Cash Funds: Institutional cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. The Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the BlackRock Multi-Asset Complex in that calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in its Statement of Operations. For the year ended April 30, 2026,  the Fund  paid BTC $2,667 for securities lending agent services.
Trustees and Officers: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.
Other Transactions: The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.
6.
 PURCHASES AND SALES
For the year ended April 30, 2026, purchases and sales of investments, excluding short-term securities and in-kind transactions, were $375,727,430 and $462,244,122, respectively.
For the year ended April 30, 2026, purchases and sales related to in-kind transactions were $3,610,496 and $306,451,089, respectively.
7.
INCOME TAX INFORMATION
The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2026, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Fund’s NAV.
Notes to Financial Statements
13

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to distributions in connection with fund share redemptions and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:
Fund Name	Paid-in Capital	Accumulated Earnings (Loss)
iShares International Dividend Active ETF	$ 64,092,314	$ (64,092,314)
The tax character of distributions paid was as follows:
Fund Name	Year Ended 04/30/26	Period from 11/16/24 to 04/30/25
iShares International Dividend Active ETF
Ordinary income	$ 14,611,500	$ 1,179,591
Long-term capital gains	2,109,031	—
	$ 16,720,531	$ 1,179,591

Predecessor Fund	Period from 06/01/24 to 11/15/24	Year Ended 05/31/24
BlackRock International Dividend Fund
Ordinary income	$ 9,775,133	$ 13,436,991
Long-term capital gains	9,509,900	—
	$ 19,285,033	$ 13,436,991
As of April 30, 2026, the tax components of accumulated earnings (loss) were as follows:
Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)(a)	Total
iShares International Dividend Active ETF	$ 4,007,460	$ 20,921,153	$ 75,832,698	$ 100,761,311

(a)	The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the characterization of corporate actions.
As of April 30, 2026, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
iShares International Dividend Active ETF	$ 352,970,031	$ 97,079,615	$ (21,337,956)	$ 75,741,659
8.
LINE OF CREDIT
The Trust, on behalf of the Fund along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.40 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month Overnight Bank Fund Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2027 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended April 30, 2026, the Fund did not borrow under the credit agreement.
9.
PRINCIPAL RISKS
In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.
14
2026 BlackRock Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.
Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.
The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
The Fund invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. Certain Asian countries have developed increasingly strained relationships with the U.S. or China; if these relations were to worsen, they could adversely affect Asian issuers that rely on the U.S. or China for trade and the region as a whole. The Asian financial markets have experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
10.
 CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.
Notes to Financial Statements
15

Notes to Financial Statements  (continued)

Transactions in capital shares were as follows:
	Year Ended 04/30/26		Period from 11/16/24 to 04/30/25
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
iShares International Dividend Active ETF(a)
Shares sold	160,000	$ 4,394,961	880,000	$ 21,511,366
Shares issued in reorganization	—	—	30,234,563	755,864,075
Shares redeemed	(13,840,000)	(389,499,338)	(3,360,000)	(85,601,762)
	(13,680,000)	$ (385,104,377)	27,754,563	$ 691,773,679

	Period from 06/01/24 to 11/15/24		Year Ended 05/31/24
Predecessor Fund Name / Share Class	Shares	Amounts	Shares	Amounts
BlackRock International Dividend Fund(a)
Institutional
Shares sold	6,442,616	$ 237,355,331	9,816,189	$ 328,663,471
Shares issued in reinvestment of distributions	151,435	5,624,256	272,838	9,209,734
Shares redeemed	(3,745,784)	(136,960,760)	(9,178,188)	(307,341,218)
Shares converted in reorganization	(16,946,665)	(586,057,990)	—	—
	(14,098,398)	$ (480,039,163)	910,839	$ 30,531,987
Investor A
Shares sold	303,416	$ 10,385,466	701,634	$ 21,794,880
Shares issued in reinvestment of distributions	40,866	1,395,129	72,025	2,243,948
Shares redeemed	(1,272,543)	(42,144,443)	(858,667)	(26,686,177)
Shares converted in reorganization	(2,999,116)	(95,300,555)	—	—
	(3,927,377)	$ (125,664,403)	(85,008)	$ (2,647,349)
Investor C
Shares sold	13,744	$ 397,491	31,067	$ 825,606
Shares issued in reinvestment of distributions	1,476	42,891	2,372	63,357
Shares redeemed and automatic conversion of shares	(37,179)	(1,057,298)	(63,264)	(1,695,558)
Shares converted in reorganization	(122,995)	(3,316,305)	—	—
	(144,954)	$ (3,933,221)	(29,825)	$ (806,595)
Class K
Shares sold	231,184	$ 8,557,168	1,250,900	$ 42,132,615
Shares issued in reinvestment of distributions	23,810	884,000	40,417	1,364,927
Shares redeemed	(348,651)	(12,646,123)	(977,770)	(33,650,336)
Shares converted in reorganization	(2,058,166)	(71,189,225)	—	—
	(2,151,823)	$ (74,394,180)	313,547	$ 9,847,206
	7,432,011	$ 7,742,712	1,109,553	$ 36,925,249

(a)	See Note 1 of the Notes to Financial Statements for information on the Fund’s reorganization.
The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator or BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
To the extent applicable, to facilitate the timely settlement of orders for the Fund using a clearing facility outside of the continuous net settlement process, the Fund, at its sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, the Fund’s custodian, and the Fund. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Fund may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statement of Assets and Liabilities.
16
2026 BlackRock Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)

11.
FOREIGN WITHHOLDINGS TAX CLAIMS
The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Fund is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.
Certain of the outstanding foreign tax reclaims are not deemed by the Fund to meet the recognition criteria under U.S. GAAP as of April 30, 2026 and have not been recorded in the applicable Fund’s net asset value. The recognition by the Fund of these amounts would have a positive impact on the applicable Fund’s performance. If a Fund receives a tax refund that has not been previously recorded, investors in the Fund at the time the claim is successful will benefit from any resulting increase in the Fund’s NAV. Investors who sold their shares prior to such time will not benefit from such NAV increase.
During the period, the Fund filed a closing agreement with the IRS related to the recovery of foreign taxes received in fiscal year 2023, and the related tax compliance fee, including interest, was paid to the IRS.
12.
SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.
Notes to Financial Statements
17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock ETF Trust and Shareholders of iShares International Dividend Active ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares International Dividend Active ETF (one of the funds constituting BlackRock ETF Trust, referred to hereafter as the "Fund") as of April 30, 2026, the related statement of operations for the year ended April 30, 2026, the statement of changes in net assets, including the related notes, and the financial highlights for the year ended April 30, 2026 and the period June 1, 2024 to April 30, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2026, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended April 30, 2026 and the period June 1, 2024 to April 30, 2025 in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the funds as of May 31, 2024 and for the year ended May 31, 2024, and the financial highlights for each the periods ended on or prior to May 31, 2024 (not presented herein, other than the statements of changes in net assets and the financial highlights), were audited by other auditors whose report dated July 24, 2024 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2026 by correspondence with the custodian, transfer agent, portfolio company and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
June 22, 2026
We have served as the auditor of one or more BlackRock investment companies since 2000.
18
2026 BlackRock Annual Financial Statements and Additional Information

Important Tax Information (unaudited)
The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2026:
Fund Name	Qualified Dividend Income
iShares International Dividend Active ETF	$ 12,837,946
The Fund hereby designates the following amount, or maximum amount allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended April 30, 2026:
Fund Name	20% Rate Long-Term Capital Gain Dividends
iShares International Dividend Active ETF	$ 4,580,607
The Fund intends to pass through to its shareholders the following amount, or maximum amount allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended April 30, 2026:
Fund Name	Foreign Source Income Earned	Foreign Taxes Paid
iShares International Dividend Active ETF	$ 14,183,735	$ 705,634
The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended April 30, 2026 qualified for the dividends-received deduction for corporate shareholders:
Fund Name	Dividends-Received Deduction
iShares International Dividend Active ETF	1.55%
Important Tax Information
19

Additional Information

Premium/Discount Information
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
•Go to icsdelivery.com.
•If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Trustees, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Trustee for services to the Funds from BFA’s investment management fees.
Availability of Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.
Fund and Service Providers
Manager
BlackRock Fund Advisors
San Francisco, CA 94105
Sub-Adviser
BlackRock International Limited
Edinburgh, EH3 5PP
United Kingdom
Administrator, Custodian and Transfer Agent
State Street Bank and Trust Company
Boston, MA 02114
Distributor
BlackRock Investments, LLC
New York, NY 10001
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Philadelphia, PA 19103
Legal Counsel
Ropes & Gray LLP
New York, NY 10036
Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809
20
2026 BlackRock Annual Financial Statements and Additional Information

Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation
ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
PCL	Public Company Limited
SAB	Special Assessment Bonds
Glossary of Terms Used in these Financial Statements
21

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This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – See Item 7

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – See Item 7

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – See Item 7

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract – Not Applicable

Item 12 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock ETF Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ETF Trust

Date: June 22, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ETF Trust

Date: June 22, 2026

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock ETF Trust

Date: June 22, 2026